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MONY Custom Estate Master

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Prospectus Portfolio

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Last Survivor

Flexible Premium
Variable Universal Life
Insurance Policy
Issued by
MONY Life Insurance Company of America

MONY Series Fund, Inc.
Enterprise Accumulation Trust

May 1, 1999
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

                                   PROSPECTUS
                               Dated May 1, 1999

                    Last Survivor Flexible Premium Variable
                        Universal Life Insurance Policy

                                   Issued By

                     MONY Life Insurance Company of America
                        MONY America Variable Account L

MONY Life Insurance Company of America issues the last survivor variable universal life insurance policy described in this prospectus. Among the policy's many terms are:

Allocation of Premium and Cash Values:

- You can tell us what to do with your premium payments. You can also tell us what to do with the cash values your policy may create for you resulting from those premium payments.

     - You can tell us to place some or all of them into a separate account. That separate account is called the MONY America Variable Account L.

        - If you do, you can also tell us to place your premium payments and cash values into any or all of 14 different subaccounts of MONY America Variable Account L. Each of these subaccounts seeks to achieve a different investment objective. If you tell us to place your premium payments and cash values into one or more subaccounts of the separate account, you bear the risk that the investment objectives will not be met. That risk includes not earning any money on your premium payments and cash values and also that premium payments and cash values may lose some or all of their value.

     - You can also tell us to place some or all of your premium payments and cash values into our account. Our account is called the Guaranteed Interest Account. If you do, we will guarantee that those premium payments will not lose any value. We also guarantee that we will pay not less than 4.5% interest annually. We may pay more than 4.5% if we choose. Premium payments and cash values you place into the Guaranteed Interest Account become part of our assets.

Death Benefit:

- We will pay a death benefit if the last surviving insured dies before reaching age 100 while the Policy is in effect. That death benefit will never be less than the amount specified in the Policy. It may be greater than the amount specified if the policy's cash values increase.

Living Benefits:

- You may ask for some or all of the policy's cash value at any time. If you do, we may deduct a surrender charge. You may borrow up to 90% of the policy's cash value from us at any time. You will have to pay interest to us on the amount borrowed.

Charges and Fees:

- The policy allows us to deduct certain charges from the cash value. These charges are detailed in the policy and in this prospectus.

                THESE ARE ONLY SOME OF THE TERMS OF THE POLICY.
 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE COMPLETE DETAILS OF THE POLICY.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the prospectus. Any representation to the contrary is a criminal offense. This prospectus comes with prospectuses for the MONY Series Fund, Inc. and Enterprise Accumulation Trust. You should read these prospectuses carefully and keep them for future reference.

                        MONY America Variable Account L
                     MONY Life Insurance Company of America
                    1740 Broadway, New York, New York 10019
                                 1-800-487-6669
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                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Summary Of The Policy.......................................  1
  Important Policy Terms....................................  1
  Purpose of the Policy.....................................  1
  Policy Premium Payments and Values........................  1
  Charges and Deductions....................................  3
  The Death Benefit.........................................  5
  Premium Features..........................................  5
  MONY America Variable Account L...........................  6
  Allocation Options........................................  6
  Transfer of Fund Value....................................  6
  Policy Loans..............................................  6
  Full Surrender............................................  6
  Partial Surrender.........................................  7
  Right to Return Policy Period.............................  7
  Grace Period and Lapse....................................  7
  Tax Treatment of Increases in Fund Value..................  7
  Tax Treatment of Death Benefit............................  8
  Riders....................................................  8
  Contacting the Company....................................  9
  Understanding the Policy..................................  9
Information About The Company And MONY
  America Variable Account L................................  10
  MONY Life Insurance Company of America....................  10
  Year 2000 Issue...........................................  10
  MONY America Variable Account L...........................  12
The Funds...................................................  15
  MONY Series Fund, Inc.....................................  15
  Enterprise Accumulation Trust.............................  16
  Purchase of Portfolio Shares by MONY
     America Variable Account L.............................  18
Detailed Information About The Policy.......................  19
  Application for a Policy..................................  19
  Right to Examine a Policy -- Right to Return Policy
     Period.................................................  21
  Premiums..................................................  21
  Guaranteed Death Benefit..................................  22
  Allocation of Net Premiums................................  23
  Death Benefits under the Policy...........................  23
  Death Benefit Options.....................................  24
  Changes in Specified Amount...............................  26
  Guaranteed Death Benefit Rider............................  27
  Other Optional Insurance Benefits.........................  28
  Benefits at Maturity and Maturity Extension Rider.........  29
  Policy Values.............................................  30
  Determination of Fund Value...............................  30
  Calculating Unit Values for Each Subaccount...............  31
  Determining Fund Value....................................  32
  Transfer of Fund Value....................................  32
  Right to Exchange Policy..................................  33
  Policy Loans..............................................  33
  Full Surrender............................................  34
  Partial Surrender.........................................  35
  Grace Period and Lapse....................................  35

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
Charges And Deductions......................................  38
  Deductions from Premiums..................................  39
  Daily Deduction from MONY America Variable Account L......  40
  Monthly Deductions from Fund Value........................  40
  Surrender Charge..........................................  42
  Corporate Purchasers......................................  42
  Transaction and Other Charges.............................  42
  Fees and Expenses of the Funds............................  42
  Guarantee of Certain Charges..............................  44
Other Information...........................................  44
  Federal Income Tax Considerations.........................  44
  Charge for Company Income Taxes...........................  48
  Voting of Fund Shares.....................................  48
  Disregard of Voting Instructions..........................  49
  Report to Policy Owners...................................  49
  Substitution of Investments and Right
     to Change Operations...................................  50
  Changes to Comply with Law................................  50
Performance Information.....................................  51
The Guaranteed Interest Account.............................  51
  General Description.......................................  52
  Death Benefit.............................................  52
  Policy Charges............................................  52
  Transfers.................................................  53
  Surrenders and Policy Loans...............................  53
More About The Policy.......................................  53
  Ownership.................................................  53
  Beneficiary...............................................  53
  Notification and Claims Procedures........................  54
  Payments..................................................  54
  Payment Plan/Settlement Provisions........................  54
  Payment in Case of Suicide................................  55
  Assignment................................................  55
  Errors on the Application.................................  55
  Incontestability..........................................  55
  Policy Illustrations......................................  55
  Distribution of the Policy................................  56
More About The Company......................................  56
  Management................................................  56
  State Regulation..........................................  59
  Telephone Transfer Privileges.............................  59
  Legal Proceedings.........................................  59
  Legal Matters.............................................  59
  Registration Statement....................................  60
  Independent Accountants...................................  60
  Financial Statements......................................  60

                             SUMMARY OF THE POLICY

     This summary provides you with a brief overview of the more important aspects of your policy. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this Summary and in your policy. This summary and the entire prospectus, will describe the part of the policy involving MONY America Variable Account L. The prospectus also briefly will describe the Guaranteed Interest Account. The Guaranteed Interest Account is also described in your policy. BEFORE PURCHASING A POLICY, WE URGE YOU TO READ THE ENTIRE PROSPECTUS CAREFULLY.

IMPORTANT POLICY TERMS

     We are providing you with definitions for the following terms to make the description of the policy provisions easier for you to understand.

     Outstanding Debt -- The unpaid balance of any loan which you request on the policy. The unpaid balance includes accrued loan interest which is due and has not been paid by you.

     Loan Account -- An account to which amounts are transferred from the subaccounts of MONY America Variable Account L and the Guaranteed Interest Account as collateral for any loan you request. We will credit interest to the Loan Account at a rate not less than 4.5%. The Loan Account is part of the Company's General Account.

     Fund Value -- The sum of the amounts under the policy held in each subaccount of MONY America Variable Account L and the Guaranteed Interest Account and the loan account.

     Cash Value -- The Fund Value of the policy less any surrender charge and any Outstanding Debt.

     Minimum Monthly Premium -- The amount the Company determines is necessary to keep the policy in effect for the first three policy years, regardless of subaccount cash values.

     Guaranteed Interest Account -- This account is part of the general account of MONY Life Insurance Company of America (the "Company"). You may allocate all or a part of your net premium payments to this account. This account will credit you with a fixed interest rate (which will not be less than 4.5%) declared by the Company. (For more detailed information, see "The Guaranteed Interest
Account," page   .)

     Loan Account -- An account set up by the Company to which amounts are transferred from the subaccounts and the Guaranteed Interest Account as collateral for any Outstanding Debt.

     Specified Amount -- The death benefit requested by the policy owner.

     Business Day -- Each day that the New York Stock Exchange is open for trading.

PURPOSE OF THE POLICY

     The policy offers insurance protection on the lives of the insureds. If either or both insureds are alive on the anniversary of the policy date when the younger insured is (or would have been) age 100, a maturity benefit will be paid instead of a death benefit. The policy provides a benefit equal to your choice of (a) its Specified Amount (under Option 1) or (b) its Specified Amount plus the Fund Value (under Option 2). The policy also provides surrender and loan privileges. The policy offers a choice of investment alternatives and an opportunity for the policy's Fund Value and its death benefit to grow based on investment results. In addition, you, as the owner of the policy, choose the amount and frequency of premium payments, within certain limits.

POLICY PREMIUM PAYMENTS AND VALUES

     The premium payments you make for the policy are received by the Company. From those premium payments the Company makes deductions to pay premium and other taxes imposed by state and local governments. The Company makes deductions to cover the cost to the Company of a deferred acquisition tax imposed by the United States government. The Company will also deduct a sales charge to cover the costs of making the policies available to the public. After deduction of these charges, the amount remaining is called the net premium payment.

     You may allocate net premium payments among the various subaccounts of MONY America Variable Account L and/or the Guaranteed Interest Account. As the owner of the policy, you may give the right to allocate net premium payments to someone else.

     The net premium payments you allocate among the various subaccounts of MONY America Variable Account L may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. Your death benefit may or may not increase or decrease depending on several factors including the death benefit option you chose. Except in certain circumstances described later (See "Death Benefits Under the Policy" at page 23), the death benefit will never decrease below the Specified Amount of your policy.

     Net premium payments you allocate to the Guaranteed Interest Account will be credited with interest at a rate determined by the Company. That rate will not be less than 4.5%.

     The value of the net premium payments you allocate to MONY America Variable Account L and to the Guaranteed Interest Account are called the Fund Value. There is no guarantee that the policy's Fund Value and death benefit will increase. You bear the risk that the net premiums and Fund Value allocated to MONY America Variable Account L may be worth more or less while the policy remains in effect.

     If you cancel the policy and return it to the Company during the Right to Return Period, your premium payments will be returned by the Company. After the Right to Return Period, you may cancel your policy by surrendering it to the Company. The Company will pay you the Fund Value minus a charge if you cancel your policy during the first ten years since the policy was issued or the Specified Amount increased. The Company will also deduct any amount you have borrowed from the amount it will pay you. The Fund Value minus surrender charges and minus the amount of debt outstanding from loans you have received is called the Cash Value of the policy.

     Charges and fees such as the cost of insurance, administrative charges and mortality and expense risk charges are imposed by the policy. These charges and fees are deducted by the Company from the policy's Cash Value and are described in further detail below.

     The policy remains in effect until the earliest of:

     - A grace period expires without the payment of sufficient additional premium to cover policy charges or repayment of the Outstanding Debt;

     - One or both insureds reaches age 100 (or the date on which the younger insured would have been age 100);

     - Death of the last surviving insured; and

     - Full surrender of the policy.

     Generally, the policy remains in effect only as long as the Cash Value is sufficient to pay all monthly deductions. However, during the first three years the policy is in effect, the Company will determine an amount which if paid during those first three policy years will to keep the policy and all rider coverages in effect for the first three policy years even if the Cash Value of the policy is zero. This amount is called the Minimum Monthly Premium. If you increase the Specified Amount during the first three policy years, you must pay the increased Minimum Monthly Premium for the remainder of the first three policy years. A Guaranteed Death Benefit Rider is also available at the time you purchase the policy. It will extend the time during which the Specified Amount of the policy and most riders will not lapse. The Guaranteed Death Benefit Rider requires the payment of an agreed upon amount of premium and is discussed below.

CHARGES AND DEDUCTIONS

     The policy provides for the deduction of the various charges, costs, and expenses imposed by the policy provisions from the Fund Value of the Policy. These deductions are summarized in the table below. Additional details can be found on pages 38-41.

                             CHARGES AND DEDUCTIONS
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                            DEDUCTIONS FROM PREMIUMS

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     Sales Charge -- Varies based on the            First 10 policy years -- 6% of premiums
     Specified Amount in effect. It is a % of       paid up to Target Premium and 3% of premium
                     premium paid.                  paid in excess of Target Premium.
                                                    Years 11 and later -- 3% of all premiums.
-----------------------------------------------------------------------------------------------

     Tax Charge                                     State and local -- 2.25%
                                                    Federal -- 1.5%
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

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              DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT L
--------------------------------------------------------------------------------

     Mortality & Expense Risk Charge -- Maximum    .35% of subaccount value (0.000959% daily)
     Annual Rate

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                       MONTHLY DEDUCTIONS FROM FUND VALUE

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     Cost of Insurance Charge                      Current cost of insurance rate x net amount
                                                   at risk at the beginning of the policy
                                                   month
----------------------------------------------------------------------------------------------

     Administrative Charge -- Monthly              $7.50
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     Monthly per $1,000 Specified Amount Charge    See Appendix B. This charge applies for the
     Based on issue age and smoking Status of      first 10 policy years (or for 10 years from
     the younger insured and Specified Amount.     the date of any increase in Specified
                                                   Amount)
----------------------------------------------------------------------------------------------

     Guaranteed Death Benefit Charge               $0.01 per $1,000 of Specified Amount and
     Monthly Charge for Guaranteed Death Benefit   certain Rider amounts. Please note that the
     Rider*                                        Rider requires that at least the amount of
                                                   premiums set forth in the policy itself be
                                                   paid in order to remain in effect.
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     Optional Insurance Benefits Charge            As applicable.
     Monthly Deduction for any other optional
     insurance Benefits added by rider.
----------------------------------------------------------------------------------------------

     Transaction and Other Charges
     - Partial Surrender Fee                       $10

     - Transfer of Fund Value                      $25 maximum per transfer; currently $0
     (at Company's Option)
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     Surrender Charge                              See discussion of Surrender/Charge for
     Grades from 100% to 0 over 11 years based     grading schedule.
     on a schedule. Factors per $1,000 of
     Specified Amount vary based on issue age,
     gender, and underwriting class.
----------------------------------------------------------------------------------------------

* The Guaranteed Death Benefit Rider is not available in all states.

     MONY Variable Account L is divided into subdivisions called subaccounts. Each subaccount invests exclusively in shares of a designated portfolio. Each portfolio pays a fee to its investment adviser to manage the portfolio. The investment adviser fees for each portfolio are listed in the table below. Each portfolio also incurs expenses its operations. Those expenses are also shown in the table below.

FEES AND EXPENSES OF THE FUNDS

     The Fund and each of its portfolios incur certain charges including the investment advisory fee and certain operating expenses. These fees and expenses vary by portfolio and are set forth below. Their Boards govern the Funds. The advisory fees are summarized at pages 4-5. Fees and expenses of the Funds are described in more detail in the Funds' prospectuses.

     Information contained in the following table was provided by the respective Funds and has not been independently verified by us.

         PRO FORMA ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                   OTHER EXPENSES
                                                                       (AFTER
           FUND/PORTFOLIO                   MANAGEMENT FEES        REIMBURSEMENT)         TOTAL EXPENSES
           --------------                   ---------------        --------------         --------------
MONY SERIES FUND, INC.
Intermediate Term Bond Portfolio....              .50%                  .11%(1)                 .61%
Long Term Bond Portfolio............              .50%                  .07%(1)                 .57%
Government Securities Portfolio.....              .50%                  .13%(1)                 .63%
Money Market Portfolio..............              .40%                  .05%(1)                 .45%
ENTERPRISE ACCUMULATION TRUST
Equity Portfolio....................              .78%                  .05%(2)                 .83%
Small Company Value Portfolio.......              .80%                  .05%(2)                 .85%
Managed Portfolio...................              .72%                  .04%(2)                 .76%
International Growth Portfolio......              .85%                  .37%(2)                1.22%
High Yield Bond Portfolio...........              .60%                  .12%(2)                 .72%
Small Company Growth Portfolio......             1.00%                  .40%(3)                1.40%
Equity Income Portfolio.............              .75%                  .30%(3)                1.05%
Capital Appreciation Portfolio......              .75%                  .55%(3)                1.30%
Growth and Income Portfolio.........              .75%                  .30%(3)                1.05%
Growth Portfolio....................              .75%                  .40%(3)                1.15%

---------------

(1) Expenses also include custodial credit percentages as follows: Intermediate Term Bond -- .009%; Long Term Bond -- .005%; Government Securities -- .012%; and Money Market -- .004%. Absent custodial credits, expenses would have been as follows: Intermediate Term Bond -- .62%, Long Term Bond -- .58%, Government Securities -- .64%, Money Market -- .45%.

(2) Reflects expense reimbursements in effect since May 1, 1996. Absent these expense reimbursements, expenses would have been as follows: Equity -- .83%, Small Company Value -- .85%, Managed -- .76%, International Growth -- 1.22%, and High Yield Bond -- .72%. The Equity, Small Company Value, and Managed Portfolio reimbursements relate to mutual fund accounting expense.

(3) Subaccounts purchasing shares of the Small Company Growth, Equity Income, Capital Appreciation, Growth and Income, and Growth Portfolios commenced operations on December 1, 1998. Absent these expense reimbursements, expenses would have been as follows: Small Company Growth -- 60.67%, Equity Income -- 66.67%, Capital Appreciation -- 63.71%, Growth and
    Income -- 60.68%, Growth -- 25.33%. The Small Company Growth, Equity Income, Capital Appreciation, Growth, and Growth and Income Portfolio reimbursements relate to operating expenses.

THE DEATH BENEFIT

     The minimum initial Specified Amount is $100,000. You may elect one of two options to compute the amount of death benefit payable under the policy. Your selection may increase the death benefit.

     Option 1 -- The death benefit equals the greater of:

          (a) The Specified Amount, or

          (b) Fund Value multiplied by a death benefit percentage required by the federal tax law definition of life insurance.

     If you choose Option 1, favorable investment performance will reduce the cost you pay for the death benefit. This reduction will decrease the deduction from Fund Value.

     Option 2 -- The death benefit equals the greater of:

          (a) The Specified Amount of the policy, plus the Fund Value, or

          (b) The Fund Value multiplied by a death benefit percentage required by the federal tax law definition of life insurance.

     If you choose Option 2, favorable investment performance will increase the Fund Value of the policy which in turn increases insurance coverage.

     The Fund Value used in these calculations is the value as of the date of the insured's death.

     You may change the death benefit option and increase or decrease the Specified Amount, subject to certain conditions. See "Death Benefits Under the Policy," page 23.

     When you apply for insurance, you can purchase the Guaranteed Death Benefit Rider. This rider provides a guarantee that the Specified Amount under the policy and most rider coverages will remain in effect until the later of (a) the insured's age 70, or (b) ten years from the date of the policy, regardless of the policy's Cash Value. See "Guaranteed Death Benefit Rider," page 27.

PREMIUM FEATURES

     You must pay premiums equal to at least the amount necessary to keep the policy in effect for the first three policy years. After that, subject to certain limitations, you may choose the amount and frequency of premium payments as your situation and needs change.

     When you apply for a policy, you determine the level amount you intend to pay at fixed intervals over a specified period of time. You elect to receive a premium notice on an annual, semiannual, or quarterly basis. However, you may choose to skip or stop making premium payments. Your policy continues in effect until the Cash Value can no longer cover (1) the monthly deductions from the Fund Value for your policy, and (2) any optional insurance benefits added by rider. You may pay premiums under the electronic funds transfer program. Under this program, you authorize the Company to withdraw the amount you determine from your checking account each month.

     The amount, frequency and period of time over which you pay premiums may affect whether or not the policy will be classified as a modified endowment contract. You will find more information on the tax treatment of life insurance contracts, including modified endowment contracts under "Federal Income Tax Considerations," page 44.

     The payment of premiums you specified on the application will not guarantee that your policy will remain in effect. See "Grace Period and Lapse," page 35. If any premium payment would result in an immediate increase in the net amount at risk, the Company may, (1) reject a part of the premium payment, or (2) limit the premium payment, unless you provide satisfactory evidence of insurability.

MONY AMERICA VARIABLE ACCOUNT L

     MONY America Variable Account L is a separate investment account whose assets are owned by the Company. See "MONY America Variable Account L" on page 12.

ALLOCATION OPTIONS

     You may allocate premium payments and Fund Values among the various subaccounts of MONY America Variable Account L. Each of the subaccounts uses premium payments and Fund Values to purchase shares of a designated portfolio of the MONY Series Fund or the Enterprise Accumulation Trust. The subaccounts available to you and the investment objectives of each available subaccount are described in detail beginning on page 13.

TRANSFER OF FUND VALUE

     You may transfer Fund Value among the subaccounts. Subject to certain limitations, you may also transfer between the subaccounts and the Guaranteed Interest Account. Transfers may be made by telephone if the proper form has been completed, signed and filed at the Company's Syracuse Operations Center. See "Transfer of Fund Value," page 32.

POLICY LOANS

     You may borrow up to 90% of your policy's Cash Value from the Company. Your policy will be the only security required for a loan. See "Policy Loans," page 33.

     The amount of Outstanding Debt is subtracted from your death benefit. Your Outstanding Debt is repaid from the proceeds of a full surrender. See "Full Surrender," page 34. Outstanding Debt may also affect the continuation of the policy. See "Grace Period and Lapse," page 35. The Company charges interest on policy loans. If you do not pay the interest due, the amount due will be borrowed from the policy's Cash Value and will become part of the Outstanding Debt.

FULL SURRENDER

     You can surrender the policy during the lifetime of either or both insureds and receive its Cash Value, which equals (a) Fund Value, minus (b) any surrender charge and minus (c) any Outstanding Debt. See "Full Surrender," page 34.

PARTIAL SURRENDER

     You may request a partial surrender if your Cash Value after the deduction of the requested surrender amount and any fees is greater than $500. If the requested amount exceeds the amount available, we will reject the request and return it to you. A partial surrender will decrease the Specified Amount. See "Partial Surrender," at page 35.

     Partial surrenders must be for at least $500. A partial surrender fee of $10 will be assessed against the remaining Fund Value. There is no surrender charge assessed on a partial surrender.

RIGHT TO RETURN POLICY PERIOD

     You have the right to examine the policy when you receive it. You may return the policy for any reason and obtain a full refund of the premium you paid if you return your policy within 10 days (or longer in some states) after you receive it. You may also return within 45 days after the date you sign the application for the policy. During the Right to Return Policy Period, net premiums will be kept in the general account of the Company and will earn interest at an annual rate of 4.5%. See "Right to Examine a Policy -- Right to Return Policy Period", page 21.

GRACE PERIOD AND LAPSE

     Your policy will remain in effect as long as:

          (1) it has a Cash Value greater than zero;

          (2) you have purchased the Guaranteed Death Benefit Rider, and you have met all the requirements of that Rider; or

          (3) during the first three policy years if on each monthly anniversary the sum of the premiums paid minus the sum of partial surrenders (excluding related fees) and any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium for the remainder of the first three policy years.

     If you increase the Specified Amount during the first three policy years, the Minimum Monthly Premium will be increased and you must continue paying the Minimum Monthly Premium for an additional three policy years from the date of the increase.

     If the policy is about to terminate (or lapse), we will give you notice that you must pay additional premiums. That notice will tell you what the minimum amount you must pay is if the policy is to remain in effect and the date by which we must receive that amount (this period is called the "grace period").

     In addition, we calculate each month whether you have paid the premiums required to be paid by your Guaranteed Death Benefit Rider. See "Guaranteed Death Benefit," page 32. If your policy does not meet the test on that date, a notice will be sent to you giving you 61 days from its date to make additional payments to the Rider. See "Grace Period and Lapse," page 35.

     You must understand that after the first three policy years, the policy can lapse even if the scheduled premiums are made unless you have made all the premium payments required by the Guaranteed Death Benefit Rider.

TAX TREATMENT OF INCREASES IN FUND VALUE

     The federal income tax laws generally tie the taxation of Fund Values to your receipt of those Fund Values. This policy is currently subject to the same federal income tax treatment as fixed life insurance. Certain policy loans may be taxable. You can find information on the tax treatment of the policy under "Federal Income Tax Considerations," on page 44.

TAX TREATMENT OF DEATH BENEFIT

     Generally, the death benefit will be fully excludable from the gross income of the beneficiary under the Internal Revenue Code. Thus the death benefit received by the beneficiary at the death of the insured will not be subject to federal income taxes when received by the beneficiary. Also, a death benefit paid by this policy is currently subject to federal income tax treatment as a death benefit paid by a fixed life insurance policy. See "Federal Income Tax Considerations," page 44.

RIDERS

     Additional optional insurance benefits may be added to the policy by an addendum called a rider. There are five riders available with this policy:

     - Guaranteed Death Benefit Rider

     - Waiver of Monthly Deduction Rider

     - Four Year Term Insurance Rider

     - Waiver of Specified Premiums Rider

     - Maturity Extension Rider

CONTACTING THE COMPANY

     All written requests, notices, and forms required by the policies, and any questions or inquiries should be directed to the Company Operations Center at 1 MONY Plaza, Syracuse, New York 13202.

UNDERSTANDING THE POLICY

     The following chart may help you to understand how the policy works.
                       [HOW THE POLICY WORKS FLOW CHART]

                         INFORMATION ABOUT THE COMPANY
                      AND MONY AMERICA VARIABLE ACCOUNT L

MONY LIFE INSURANCE COMPANY OF AMERICA

     MONY Life Insurance Company of America issues the policy. In this prospectus MONY Life Insurance Company of America is called the "Company". The Company is a stock life insurance company organized in the State of Arizona. The Company is currently licensed to sell life insurance and annuities in 49 states (not including New York), the District of Columbia, Puerto Rico, and the U.S. Virgin Islands.

     The Company is a wholly owned subsidiary of MONY Life Insurance Company ("MONY"). The principal office of the Company is located at 1740 Broadway, New York, New York 10019. MONY was organized as a mutual life insurance company under the laws of the State of New York in 1842 as The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. The demutualization does not have any material effect on the Company, MONY America Variable Account L, or the policies. The Company's financial statements may be found in the Statement of Additional Information.

     At May 1, 1999, the rating assigned to the Company by A.M. Best Company, Inc., an independent insurance company rating organization, was A- (Excellent). This rating is based upon an analysis of financial condition and operating performance through the end of 1997. The A.M. Best rating of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the policies.

     MONY Securities Corporation, a wholly owned subsidiary of the Company, is the principal underwriter for the policies.

YEAR 2000 ISSUE

     The Year 2000 issue is the result of widespread use of computer programs which use two digits (rather than four) to define a year. By use of a two-digit field, the industry avoided the greater cost of additional mainframe capacity. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a major system failure or in miscalculations.

  State of Readiness

     The Company has a service agreement with MONY whereby MONY provides services and equipment including computer and information systems to the Company to conduct its business.

     In 1996, the Company in conjunction with MONY and its affiliates (hereafter collectively referred to as "MONY and its subsidiaries") initiated a formal Year 2000 Project to resolve the Year 2000 issue. The scope of the Project was identified, and funding was established. In early 1997, MONY and its subsidiaries retained Command Systems, Inc., and Keane, Inc. to assist the Company in bringing its computer and information systems into Year 2000 compliance. MONY and its subsidiaries' overall goal for information technology ("IT") related items is to have business-critical hardware and software compliant by December 31, 1998, with additional testing and enterprise end-to-end testing occurring in 1999. MONY and its subsidiaries have also retained Technology Resource Solutions to assist in the evaluation of Year 2000 issues affecting its non-IT systems in facilities and equipment which may contain date logic in embedded chips. MONY's overall goal is to have these non-IT systems compliant by mid-1999.

     The scope of the Project includes:

     - ensuring the compliance of all applications, operating systems and hardware on mainframe, PC and LAN platforms;

     - ensuring the compliance of voice and data network software and hardware; addressing issues related to non-IT systems in buildings, facilities and equipment which may contain date logic in embedded chips; and

     - addressing the compliance of key vendors and other third parties.

     The phases of the Project are:

          1. inventorying Year 2000 items and assigning priorities;

          2. assessing the Year 2000 compliance of items;

          3. remediating or replacing items that are determined not to be Year 2000 compliant;

          4. testing items for Year 2000 compliance; and

          5. designing and implementing Year 2000 contingency and business continuity plans.

     To determine that all IT systems (whether internally developed or purchased) are Year 2000 compliant, each system is tested using a standard testing methodology which includes unit testing, baseline testing, and future date testing. Future date testing includes critical dates near the end of 1999 and into the year 2000, including leap year testing.

     The inventory and assessment phases of the Project were completed prior to mid 1998. At December 31, 1998, all of MONY and its subsidiaries application systems had been remediated and current date tested. In addition, approximately 94% of MONY and its subsidiaries' applications had been future date tested, with future date testing for the remaining 6% scheduled for completion by mid-1999. New implemented applications and new releases of software packages will be tested in 1999 as part of the implementation process. Approximately 87% of the operating systems, systems software, and hardware for mainframe, PC and LAN platforms were deemed compliant based on information supplied by vendors verbally, in writing, or on the vendor's Internet site. Of the IT business critical items, essentially all were compliant and tested by December 31, 1998. The remaining items will be resolved and tested in the first quarter of 1999. Approximately 50% of non-IT business critical items had been remediated as of December 31, 1998. Ongoing testing for Year 2000 compliance will continue in 1999, and is expected to be completed by mid-1999.

     As part of the Project, significant service and information providers, external vendors, suppliers, and other third parties that are believed to be critical to business operations after January 1, 2000, have been identified and steps are being undertaken in an attempt to reasonably ascertain their stage of Year 2000 readiness through questionnaires, interviews, on-site visits, and other available means.

  Costs

     The estimated total cost of the Year 2000 Project for the Company is approximately $2.0 million. The total amount expended on the Project through December 31, 1998 was $1.8 million. The estimated future cost of completing the Year 2000 Project is estimated to be approximately $0.2 million. These amounts include costs associated with the current development of contingency plans.

  Risks

     The Company believes that completed and planned modifications and conversions of its internal systems and equipment will allow it to be Year 2000 compliant in a timely manner. There can be no assurance, however, that the Company's internal systems or equipment or those third parties on which the Company relies will be Year 2000 compliant in a timely manner or that the Company's or third parties' contingency plans will mitigate the effects of any noncompliance. The failure of the systems or equipment of the Company or third parties (which the Company believes is the most reasonable likely worst case scenario) could affect the distribution and sale of life insurance, annuity and investment products and could have a material effect on the Company's financial position and results of operations.

  Contingency Plans

     MONY and its subsidiaries has retained outside consultants to assist in the development of Business Continuity Plans, which includes identification of third party service providers, information systems, equipment, facilities, and other items which are mission critical to the operation of the business. In conjunction with this effort, the Company is developing a Year 2000 Contingency Plan to address failures due to the Year 2000 problem of third parties and other items, which are critical to the ongoing operation of the business. The Contingency Plan includes the performance of alternate processing as well as consideration for changing third party service providers, vendors, and suppliers if necessary. The scheduled date for completion of the Contingency Plan is mid 1999. The Company believes that due to the pervasive nature of potential Year 2000 issues, the contingency planning process is an ongoing one that will require further modifications as the Company obtains additional information regarding the status of third party Year 2000 readiness.

     MONY Series Fund and the Accumulation Trust have reviewed their investment advisers and other suppliers of services with respect to the Year 2000 issue. MONY Series Fund and the Accumulation Trust prospectuses, which are included in the Prospectus Portfolio, contain the results of these reviews. See MONY Series Fund prospectus at page 15. Accumulation Trust prospectus at page 18.

MONY AMERICA VARIABLE ACCOUNT L

     MONY America Variable Account L is a separate investment account of the Company. Presently, only premium payments and fund values of flexible premium variable life insurance policies are permitted to be allocated to MONY America Variable Account L. The assets in MONY America Variable Account L are kept separate from the general account assets and other separate accounts of the Company.

     The Company owns the assets in MONY America Variable Account L. The Company is required to keep assets in MONY America Variable Account L that equal the total market value of the policy liabilities funded by MONY America Variable Account L. Realized or unrealized income gains or losses of MONY America Variable Account L are credited or charged against MONY America Variable Account L assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the policies are assets of MONY America Variable Account L. MONY America Variable Account L assets are not chargeable with liabilities of the Company's other businesses.

     Fund Values of the policy during the Right to Return Period and Fund Values allocated to the Guaranteed Interest Account are held in the Company's general account. The Company's general account assets are subject to the liabilities from the businesses the Company conducts. In addition, the Company may transfer to its general account any assets that exceed anticipated obligations of MONY America Variable Account L. All obligations of the Company under the policy are general corporate obligations of the Company. The Company may accumulate in MONY America Variable Account L proceeds from various policy charges and investment results applicable to those assets.

     MONY America Variable Account L was authorized by the Board of Directors of the Company and established under Arizona law on February 19, 1985. MONY America Variable Account L is registered with the SEC as a unit investment trust. The SEC does not supervise the administration or investment practices or policies of MONY America Variable Account L.

     MONY America Variable Account L is divided into subdivisions called subaccounts. There are currently fourteen subaccounts available to you. Each subaccount invests exclusively in shares of a designated portfolio of MONY Series Fund, Inc. and Enterprise Accumulation Trust (collectively called the "Funds"). For example, the Long Term Bond Subaccount invests solely in shares of the MONY Series Fund, Inc. Long Term Bond Portfolio. These portfolios serve only as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The portfolios may also be available to certain pension accounts. The portfolios are not available directly to individual investors. In the future, the Company may establish additional subaccounts within MONY America Variable Account L. Future subaccounts may invest in other portfolios of the Funds or in other securities. Not all subaccounts are available to you.

     The following table lists the subaccounts of MONY America Variable Account L that are available to you, their respective investment objectives, and which Fund portfolio shares are purchased:

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   THE MONEY MARKET SUBACCOUNT                   Maximum current income consistent with
                                                 preservation of capital and maintenance of
   This subaccount purchases shares of the       liquidity. Attempts to achieve objective
   MONY Series Fund, Inc. Money Market           by investing in money market instruments.
   Portfolio.
   --------------------------------------------------------------------------------------------

   THE GOVERNMENT SECURITIES SUBACCOUNT          Maximum current income over the
                                                 intermediate term consistent with the
   This subaccount purchases shares of the       preservation of capital. Attempts to
   MONY Series Fund, Inc. Government             achieve objective through investment in
   Securities Portfolio.                         highly-rated debt securities, U.S.
                                                 Government obligations, and money market
                                                 instruments, with a dollar weighted
                                                 average life of up to ten years at the
                                                 time of purchase.
   --------------------------------------------------------------------------------------------

   THE INTERMEDIATE TERM BOND SUBACCOUNT         Maximize income over the intermediate term
                                                 consistent with the preservation of
   This subaccount purchases shares of the       capital. Seeks to achieve objective by
   MONY Series Fund, Inc. Intermediate Term      investing in highly rated debt securities,
   Bond Portfolio.                               U.S. Government obligations, and money
                                                 market instruments, together having a
                                                 dollar-weighted average life of between 4
                                                 and 8 years.
   --------------------------------------------------------------------------------------------

   THE LONG TERM BOND SUBACCOUNT                 Maximize income over the longer term
                                                 consistent with preservation of capital.
   This subaccount purchases shares of the       Seeks to achieve objective by investing in
   MONY Series Fund, Inc. Long Term Bond         highly-rated debt securities, U.S.
   Portfolio.                                    Government obligations, and money market
                                                 instruments, together having a
                                                 dollar-weighted average life of more than
                                                 8 years.
   --------------------------------------------------------------------------------------------

   THE EQUITY INCOME SUBACCOUNT                  Invests in a combination of growth and
                                                 income to seek to achieve an above average
   This subaccount purchases shares of the       and consistent total return, primarily
   Enterprise Accumulation Trust Equity          from investments in dividend paying common
   Income Portfolio.                             stocks.
   --------------------------------------------------------------------------------------------

   THE GROWTH AND INCOME SUBACCOUNT              Seeks total return in excess of the total
                                                 return of the Lipper Growth and Income
   This subaccount purchases shares of the       Mutual Funds Average measured over a new
   Enterprise Accumulation Trust Growth and      period of three to five years, by
   Income Portfolio.                             investing in a broadly diversified group
                                                 of large capitalization stocks.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   THE GROWTH SUBACCOUNT                         Seeks capital appreciation, primarily from
                                                 investments in common stocks.
   This subaccount purchases shares of the
   Enterprise Accumulation Trust Growth
   Portfolio.
   --------------------------------------------------------------------------------------------

   THE EQUITY SUBACCOUNT                         Long-term capital appreciation. Seeks to
                                                 achieve this objective by investing in a
   This subaccount purchases shares of the       diversified portfolio of primarily equity
   Enterprise Accumulation Trust Equity          securities selected on the basis of a
   Portfolio.                                    value-oriented approach to investing.
   --------------------------------------------------------------------------------------------

   THE CAPITAL APPRECIATION SUBACCOUNT           Seeks maximum capital appreciation,
                                                 primarily through investment in common
   This subaccount purchases shares of the       stocks of companies that demonstrate
   Enterprise Accumulation Trust Capital         accelerating earnings momentum and
   Appreciation Portfolio.                       consistently strong financial
                                                 characteristics.
   --------------------------------------------------------------------------------------------

   THE MANAGED SUBACCOUNT                        Provide growth of capital over time. Seeks
                                                 to achieve investment objective by
   This subaccount purchases shares of the       investing in a portfolio consisting of
   Enterprise Accumulation Trust Managed         common stocks, bonds and cash equivalents,
   Portfolio.                                    the percentage of which vary over time
                                                 based on the investment manager's
                                                 assessment of the relative investment
                                                 values.
   --------------------------------------------------------------------------------------------

   THE SMALL COMPANY GROWTH SUBACCOUNT           Seeks capital appreciation by investing
                                                 primarily in common stocks of small
   This subaccount purchases shares of the       capitalization companies believed by the
   Enterprise Accumulation Trust Small           portfolio manager to have an outlook for
   Company Growth Portfolio.                     strong earnings growth and potential for
                                                 significant capital appreciation.
   --------------------------------------------------------------------------------------------

   THE SMALL COMPANY VALUE SUBACCOUNT            Capital appreciation. Pursues its
                                                 investment objective by investing in a
   This subaccount purchases shares of the       diversified portfolio of primarily equity
   Enterprise Accumulation Trust Small           securities of companies with market
   Company Value Portfolio.                      capitalization of under $1 billion.
   --------------------------------------------------------------------------------------------

   THE INTERNATIONAL GROWTH SUBACCOUNT           Capital appreciation. Pursues its
                                                 investment objective primarily through a
   This subaccount purchases shares of the       diversified portfolio of non-United States
   Enterprise Accumulation Trust                 equity securities.
   International Growth Portfolio.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   THE HIGH YIELD BOND SUBACCOUNT                Maximum current income. Seeks meet its
                                                 investment objective primarily by
   This subaccount purchases shares of the       investing in debt securities that are
   Enterprise Accumulation Trust High Yield      rated Ba or lower by Moody's Investors
   Bond Subaccount.                              Service, Inc. or BB or lower by Standard &
                                                 Poor's Corporation. These lower rated
                                                 bonds are commonly referred to as "Junk
                                                 Bonds." Bonds of this type are considered
                                                 to be speculative with regard to the
                                                 payment of interest and return of
                                                 principal. Investment in these types of
                                                 securities has special risks and
                                                 therefore, may not be suitable for all
                                                 investors. Investors should carefully
                                                 assess the risks associated with
                                                 allocating premium payments to this
                                                 subaccount.
   ----------------------------------------------------------------------------------------

                                   THE FUNDS

     The Funds are diversified, open-end management investment companies of the series type. The Funds are registered with the SEC under the Investment Company Act of 1940. The SEC does not supervise the investments or investment policy of the Funds.

MONY SERIES FUND, INC.

     Only shares of four of the seven portfolios of the MONY Series Fund, Inc. can be purchased by a subaccount available to you. Each of the portfolios has different investment objectives and policies. The Company is a registered investment adviser under the Investment Advisers Act of 1940. The Company, as investment adviser, paid all expenses associated with organizing the MONY Series Fund, Inc. when it was organized in 1985. Those expenses also included the costs of the initial registration of its securities. The Company, as investment adviser, currently pays the compensation of the Fund's directors, officers and employees who are affiliated in some way with the Company. The MONY Series Fund, Inc. pays for all other expenses including, for example, the calculation of the net asset value of the portfolios. To carry out its duties as investment adviser, the Company has entered into a Services Agreement with MONY to provide personnel, equipment, facilities and other services. As the investment adviser to the MONY Series Fund, Inc., the Company receives a daily investment advisory fee for each portfolio (See chart below). Fees are deducted daily and paid to the Company monthly.

--------------------------------------------------------------------------------------------
                 PORTFOLIO                                INVESTMENT ADVISORY FEE
--------------------------------------------------------------------------------------------
  GOVERNMENT SECURITIES PORTFOLIO               Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million, and
  MONY Life Insurance Company of America is     0.30% in excess of $800 million of the
  the Investment Adviser.                       portfolio's aggregate average daily net
                                                assets.
--------------------------------------------------------------------------------------------

  LONG TERM BOND PORTFOLIO                      Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million, and
  MONY Life Insurance Company of America is     0.30% in excess of $800 million of the
  the Investment Adviser.                       portfolio's aggregate average daily net
                                                assets.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                 PORTFOLIO                                INVESTMENT ADVISORY FEE
--------------------------------------------------------------------------------------------
  INTERMEDIATE TERM BOND PORTFOLIO              Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million, and
  MONY Life Insurance Company of America is     0.30% in excess of $800 million of the
  the Investment Adviser.                       portfolio's aggregate average daily net
                                                assets.
--------------------------------------------------------------------------------------------

  MONEY MARKET PORTFOLIO                        Annual rate of 0.40% of the first $400
                                                million, 0.35% of the next $400 million, and
  MONY Life Insurance Company of America is     0.30% of assets in excess of $800 million of
  the Investment Adviser.                       the portfolio's aggregate average daily net
                                                assets.
--------------------------------------------------------------------------------------------

ENTERPRISE ACCUMULATION TRUST

     Enterprise Accumulation Trust has ten portfolios, the shares of which can all be purchased by subaccounts available to you. Enterprise Capital Management, Inc. ("Enterprise Capital"), a wholly owned subsidiary of MONY, is the investment adviser of Enterprise Accumulation Trust. Enterprise Capital is responsible for the overall management of the portfolios, including meeting the investment objectives and policies of the portfolios. Enterprise Capital contracts with sub-investment advisers to assist in managing the portfolios. For information on the sub-advisers for each portfolio, see the Enterprise Accumulation Trust prospectus included in this prospectus portfolio. Enterprise Accumulation Trust pays an investment advisory fee to Enterprise Capital who in turn pays the sub-investment advisers. Fees are deducted daily and paid to Enterprise Capital on a monthly basis. The daily investment advisory fees and sub-advisory fees for each portfolio are shown in the chart below.

----------------------------------------------------------------------------------------------
         PORTFOLIO               INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
----------------------------------------------------------------------------------------------
  EQUITY PORTFOLIO            Annual rate of 0.80% of the     Annual rate of 0.40% up to
                              first $400 million, 0.75% of    $1 billion, and 0.30% in
  OpCap Advisors is the sub-  the next $400 million and       excess of $1 billion of the
  investment adviser.         0.70% in excess of $800         portfolio's aggregate
                              million of the portfolio's      average daily net assets.
                              aggregate average daily net
                              assets.
----------------------------------------------------------------------------------------------

  MANAGED PORTFOLIO           Annual rate of 0.80% of the     Annual rate of 0.40% up to
                              first $400 million, 0.75% of    $1 billion, 0.30% in excess
  OpCap Advisors is the sub-  the next $400 million and       of $1 billion, and 0.25% in
  investment adviser.         0.70% in excess of $800         excess of $2 billion of
                              million of the portfolio's      aggregate average daily net
                              aggregate average daily net     assets.
                              assets.
----------------------------------------------------------------------------------------------

  EQUITY INCOME PORTFOLIO     Annual rate of 0.75% of the     Annual rate of 0.30% of the
                              portfolio's aggregate           first $100 million, 0.25% of
  1740 Advisors is the sub-   average daily net assets.       the next $100 million, and
  investment adviser.                                         0.20% in excess of $200
                                                              million of the portfolio's
                                                              aggregate average daily net
                                                              assets.
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
         PORTFOLIO               INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
----------------------------------------------------------------------------------------------
  GROWTH AND INCOME           Annual rate of 0.75% of the     Annual rate of 0.30% of the
  PORTFOLIO                   portfolio's aggregate           first $100 million, 0.25% of
                              average daily net assets.       the next $100 million, and
  Retirement Systems                                          0.20% in excess of $200
  Investors, Inc. is the                                      million of portfolio's
  sub-investment adviser.                                     aggregate average daily net
                                                              assets.
----------------------------------------------------------------------------------------------

  GROWTH PORTFOLIO            Annual rate of 0.75% of the     Annual rate of 0.30% of the
                              portfolio's aggregate           first $1 billion and 0.20%
  Montag & Caldwell, Inc. is  average daily net assets.       in excess of $1 billion of
  the sub-investment                                          the portfolio's aggregate
  adviser.                                                    average daily net assets.
----------------------------------------------------------------------------------------------

  CAPITAL APPRECIATION        Annual rate of 0.75% of the     Annual rate of 0.50% of the
  PORTFOLIO                   portfolio's aggregate           first $100 million, 0.45% of
                              average daily net assets.       the next $100 million, 0.35%
  Provident Investment                                        of the next $100 million and
  Counsel, Inc. is the sub-                                   0.30% in excess of $300
  investment adviser.                                         million of the portfolio's
                                                              aggregate average daily net
                                                              assets.
----------------------------------------------------------------------------------------------

  SMALL COMPANY GROWTH        Annual rate of 1.00% of the     Annual rate of 0.65% of the
  PORTFOLIO                   portfolio's aggregate           first $50 million, 0.55% of
                              average daily net assets.       the next $50 million and
  William D. Witter, Inc. is                                  0.45% in excess of $100
  the sub-investment                                          million of the portfolio's
  adviser.                                                    aggregate average daily net
                                                              assets.
----------------------------------------------------------------------------------------------

  SMALL COMPANY VALUE         Annual rate of 0.80% of the     Annual rate of 0.40% of the
  PORTFOLIO                   portfolio's aggregate           first $1 billion and 0.30%
                              average daily net assets.       in excess of $1 billion of
  Gabelli Asset Management,                                   the portfolio's aggregate
  Inc. is the sub-investment                                  average daily net assets.
  adviser.
----------------------------------------------------------------------------------------------

  INTERNATIONAL GROWTH        Annual rate of 0.85% of the     Annual rate of 0.40% of the
  PORTFOLIO                   portfolio's aggregate           first $100 million, 0.35% of
                              average daily net assets.       $100 million to $200
  Vontobel USA Inc. is the                                    million, 0.30% of $200 to
  sub-investment adviser.                                     $500 million and 0.25% in
                                                              excess of $500 million of
                                                              the portfolio's aggregate
                                                              average daily net assets.
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
         PORTFOLIO               INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
----------------------------------------------------------------------------------------------
  HIGH YIELD BOND PORTFOLIO   Annual rate of 0.60% of the     Annual rate of 0.30% of the
                              portfolio's aggregate           first $100 million and 0.25%
  Caywood-Scholl Capital      average daily net assets.       in excess of $100 million of
  Corporation is the sub-                                     portfolio's aggregate
  investment adviser.                                         average daily net assets.
----------------------------------------------------------------------------------------------

     The investment objectives of each portfolio are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the affected portfolio. For each of the Funds this means the lesser of
(1) 67% of the portfolio shares represented at a meeting at which more than 50% of the outstanding portfolio shares are represented or (2) more than 50% of the outstanding portfolio shares.

PURCHASE OF PORTFOLIO SHARES BY MONY AMERICA VARIABLE ACCOUNT L

     The Company purchases shares of each portfolio for the corresponding sub-account at net asset value, i.e. without a sales load. Generally, all dividends and capital gains distributions received from a portfolio are automatically reinvested in the portfolio at net asset value. The Company, on behalf of MONY America Variable Account L, may elect not to reinvest dividends and capital gains distributions. The Company redeems Fund shares at net asset value to make payments under the Policies.

     Fund shares are offered only to insurance company separate accounts. The insurance companies may or may not be affiliated with the Company or with each other. This is called "shared funding." Shares may also be sold to separate accounts to serve as the underlying investments for variable life insurance policies and variable annuity policies. This is called "mixed funding." Currently, the Company does not foresee any disadvantages to policy owners due to mixed or shared funding. However, differences in tax treatment or other considerations may at some time create conflict of interests between owners of various contracts. The Company and the Boards of Directors of the Funds, and any other insurance companies that participate in the Funds are required to monitor events to identify material conflicts. If there is a conflict because of mixed or shared funding, the Company might be required to withdraw the investment of one or more of its separate accounts from the Funds. This might force the Funds to sell securities at disadvantageous prices.

     The investment objectives of each of the portfolios is substantially similar to the investment objectives of the subaccount which purchases shares of that portfolio. A summary of the investment objective of each of the subaccounts available to you is found in the chart on pages 13-15. No portfolio can assure you that its objective will be achieved. You will find more detailed information in the prospectus of each Fund that you received with this prospectus. The Funds' prospectuses include information on the risks of each portfolio's investments and investment techniques.

        THE FUNDS' PROSPECTUSES ACCOMPANY THIS PROSPECTUS AND SHOULD BE
                        READ CAREFULLY BEFORE INVESTING

                     DETAILED INFORMATION ABOUT THE POLICY

     The Fund Value in MONY America Variable Account L and the Guaranteed Interest Account provide many of the benefits of your policy. The information in this section describes the benefits, features, charges, and other major provisions of the policies and the extent to which those benefits depend upon the Fund Value.

APPLICATION FOR A POLICY

     The policy design meets the needs of individuals by providing life insurance coverage on two Insureds. A death benefit is payable when the last surviving insured dies while the policy is in effect. A purchaser must complete an application and personally deliver it to a licensed agent of the Company, who is also a registered representative of MONY Securities Corporation ("MSC"). The licensed agent submits the application to the Company. The policy may also be sold through other broker-dealers authorized under the law and by MSC. A policy can be issued on the lives of two insureds, each of whom is no older than age 85 with evidence of insurability that satisfies the Company. Each insured's age is calculated as of his or her last birthday prior to the date of the policy. The Company accepts the application subject to its underwriting rules, and may request additional information or reject an application.

     The minimum Specified Amount you may apply for is $100,000. Subsequent to issue, the minimum Specified Amount is also $100,000. However, the Company reserves the right to revise its rules at any time to require a different minimum Specified Amount at issue for subsequently issued policies.

     Each policy is issued with a policy date. The policy date is used to determine the policy months and years, and policy monthly, quarterly, semi-annual and annual anniversaries. The policy date is stated on page 1 of the policy. The policy date will normally be the later of (1) the date that delivery of the policy is authorized by the Company ("Policy Release Date"), or (2) the policy date requested in the application. No premiums may be paid with the application except under the temporary insurance procedures defined below.

  Temporary Insurance Coverage

     If you want insurance coverage before the Policy Release Date, and are more than 15 days old and not more than 70 years old, you may be eligible for a temporary insurance agreement. You must complete an application for the policy and give it to the Company's licensed agent. The application contains a number of questions about your health. Your eligibility for temporary coverage will depend on your answers to those questions. In addition, you must complete and sign the Temporary Insurance Agreement Form. You must also submit payment for at least one Minimum Monthly Premium for the policy as applied for. Your coverage under the Temporary Insurance Agreement starts on the date you sign the form and pay the premium amount, or if later, the requested policy date. See
Premiums -- "Premium Flexibility," page 21.

     Coverage under the Temporary Insurance Agreement ends (except for contracts issued in Kansas) on the earliest of:

     - the Policy Release Date, if the policy is issued as applied for;

     - the 15th day after the Policy Release Date or the date the policy takes effect, if the policy is issued other than as applied for;

     - no later than 90 days from the date the Temporary Insurance Agreement is signed;

     - the 45th day after the form is signed if the insureds have not finished the last required medical exam;

     - 5 days after the Company sends notice to you that it declines to issue any policy; and

     - the date you tell the Company that the policy will be refused.

     For contracts issued in Kansas, coverage under the Temporary Insurance Agreement ends on the earliest of:

     - the Policy Release Date, if the policy is issued as applied for;

     - the 15th day after the Policy Release Date or the date the policy takes effect, if the policy is issued other than as applied for;

     - the date you tell the Company that the policy will be refused; and

     - the day written notice of the declination and refund of premium is provided to the applicant.

     If both insureds die during the period of temporary coverage, the death benefit will be:

        (1) The insurance coverage applied for (including any optional riders) up to $500,000,

            less

        (2) The deductions from premium and the monthly deduction due prior to the date of death of the last surviving insured.

     Premiums paid for temporary insurance coverage are held in the Company's general account until the Policy Release Date. Except as provided below, interest is credited on the premium (less any deductions from premiums) held in the Company's general account. The interest rate will be set by the Company, but will not be less than 4.5 % per year. If the policy is issued and accepted, these amounts will be applied to the policy. These premiums will be returned to you (without interest) within 5 days after the earliest of:

          (1) The date you tell the Company that the policy will be refused. Your refusal must be (a) at or before the Policy Release Date, or (b) (if the policy is authorized for delivery other than as applied for), on or before the 15th day after the Policy Release Date; or

          (2) the date on which coverage under the Temporary Insurance Agreement ends other than because the applicant has died or the policy applied for is issued or refused; or

          (3) The date the Company sends notice to you declining to issue any policy on the insureds.

  Initial Premium Payment

     Once your application is approved and you are issued a policy, the balance of the first scheduled premium payment is payable. The scheduled premium payment is specified in your policy and must be paid in full when your policy is delivered. Your policy is effective the later of (1) acceptance and payment of the scheduled premium payment, or (2) the policy date requested in the application. Any premium balance remitted by you earns interest until the Right to Return Policy Period has ended. The policy premium credited with interest equals amounts in the general account under the Temporary Insurance Agreement, plus interest credited minus deductions from premiums. The monthly deduction due prior to or on the Policy Release Date will be made. If you request a policy date which is later than the Policy Release Date, your premium will be held in the general account until the policy date. Premium held in the Company's general account earns an interest rate set by the Company, but will not be less than 4.5% per year. When the Right to Return Policy Period ends, the premium, plus any interest credited by the Company, is allocated to the subaccounts of MONY America Variable Account L or the Guaranteed Interest Account pursuant to your instructions. (See "Right to Examine a Policy -- Right to Return Policy Period," on page 21.)

  Policy Date

     The Company may approve the backdating of a policy. The policy may backdated for not more than 6 months (a shorter period is required in certain states) prior to the date of the application. Backdating can be to your advantage if it lowers the insured's issue age and results in lower cost of insurance rates. If the policy is backdated, the initial scheduled premium payment will include sufficient premium to cover the extra charges for the backdating period. Extra charges equal the monthly deductions for the period that the policy date is backdated.

  Risk Classification

     Each insured is assigned to an underwriting (risk) class. Risk classes are used in calculating the cost of insurance and certain rider charges. In assigning insureds to underwriting classes, the Company will normally use the medical or paramedical underwriting method. This method may require a medical examination of the proposed insured. The Company may use other forms of underwriting when it is considered appropriate.

RIGHT TO EXAMINE A POLICY -- RIGHT TO RETURN POLICY PERIOD

     The Right to Return Policy Period runs for 10 days (or longer in certain states) after you receive the policy. During this period, you may cancel the policy and receive a refund of the full amount of the premium paid.

PREMIUMS

     The policy is a flexible premium policy. The policy provides considerable flexibility, subject to the limitations described below, to pay premiums at your discretion.

  Premium Flexibility

     The Company requires you to pay an amount equal to at least the Minimum Monthly Premium to put the policy in effect. If you want to pay premiums less often than monthly, the premium required to put the policy in effect is equal to the Minimum Monthly Premium multiplied by 12 divided by the frequency of the scheduled premium payments. This Minimum Monthly Premium will be based upon:

     1) The policy's Specified Amount,

     2) Any riders added to the policy, and

     3) Each insured's

          a) Age,

          b) Smoking status,

          c) Gender (unless unisex cost of insurance rates apply, see "Monthly Deductions From Fund Value -- Cost of Insurance," page 40), and

          d) Underwriting class.

The Minimum Monthly Premium will be shown in the policy. Thereafter, subject to the limitations described below, you may choose the amount and frequency of premium payments to reflect your varying financial conditions.

     The policy is guaranteed not to lapse during the first three policy years if on each monthly anniversary the conditions previously described in "Summary of the Policy" on page 2 are met. See also "Grace Period and Lapse," page 35.

  Scheduled Premium Payments

     When you apply for a policy, you determine a scheduled premium payment. This scheduled premium payment provides for the payment of level premiums at fixed intervals over a specified period of time. You will receive a premium reminder notice for the scheduled premium payment amount on an annual, semiannual or quarterly basis, at your option. The minimum scheduled premium payment equals the Minimum Monthly Premium multiplied by 12 divided by the scheduled premium payment frequency. Although reminder notices will be sent, you may not be required to pay scheduled premium payments.

     You may elect to make monthly premium payments by electronic funds transfer program. Based on your policy date, up to two Minimum Monthly Premiums may be required to be paid in cash before premiums may be paid by electronic funds transfer to the Company. Paying premiums by electronic funds transfer requires you to authorize the Company to withdraw premiums from your checking account each month.

     Payment of the scheduled premium payments will not guarantee that your policy will remain in effect. (See "Grace Period and Lapse" in the Summary and on page 35.)

  Choice of Tests for Compliance with IRS Definition of Life Insurance

     When you apply for a policy, you will irrevocably choose which of two tests will be applied to your policy for compliance with the Federal income tax law definition of life insurance. These tests are the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test. See "Federal Income Tax Considerations -- Definition of Life Insurance," page 44. If the Guideline Premium/Cash Value Corridor Test is chosen, the premium payments that may be made relative to the policy may be limited.

GUARANTEED DEATH BENEFIT

     Generally, your policy remains in effect so long as your policy has Cash Value. Charges that maintain your policy are deducted monthly from Fund Value. The Cash Value of your policy is affected by,

          (1) the investment experience of any amounts in the subaccounts of MONY America Variable Account L,

          (2) the interest earned in the Guaranteed Interest Account, and

          (3) the deduction from Fund Value of the various charges, costs, and expenses imposed by the policy provisions.

This in turn affects the length of time your policy remains in force without the payment of additional premiums. Therefore, coverage will last as long as the Cash Value of your policy is sufficient to pay these charges. See "Grace Period and Lapse," page 35.

     When you apply for a policy, you may be able to choose the Guaranteed Death Benefit Rider. This Rider may extend the period that the Specified Amount of your policy and certain other rider coverages will remain in effect if the subaccounts suffer adverse investment experience. See "Guaranteed Death Benefit Rider," page 27. The Guaranteed Death Benefit Rider is not available on policies offered to residents of, or issued for delivery in, the Commonwealth of Massachusetts or the State of Texas.

  Modified Endowment Contracts

     The amount, frequency and period of time over which you pay premiums may affect whether your policy will be classified as a modified endowment contract. A modified endowment contract is a type of life insurance policy subject to different tax treatment than that given to a conventional life insurance policy. The difference in tax treatment occurs when you take certain pre-death distributions from your policy. See "Federal Income Tax
Considerations -- Modified Endowment Contracts," page 46.

  Unscheduled Premium Payments

     Generally, you may make premium payments at any time and in any amount. However, if the premium payment you wish to make exceeds the Scheduled Premium payments for the policy, the Company may reject or limit any unscheduled premium payment that would result in an immediate increase in the death benefit payable. An immediate increase would occur if the policy's death benefit exceeds the Specified Amount for the policy. The policy's death benefit would exceed the Specified Amount of the policy if your Fund Value multiplied by the death benefit percentage determined in accordance with the federal income tax law definition of life insurance exceeds the Specified Amount. See

"Death Benefits Under the Policy," page 23 and "Federal Income Tax Considerations -- Definition of Life Insurance," page 44. However, such a premium may be accepted if you provide us with satisfactory evidence of insurability. If satisfactory evidence of insurability is not received the payment or a part of it may be returned. In addition, all or a part of a premium payment will be rejected and returned to you if it would exceed the maximum premium limitations prescribed by the federal income tax law definition of life insurance.

     Payments you send to us will be treated as premium payments, and not as repayment of Outstanding Debt, unless you request otherwise. If you request that the payment be treated as a repayment of Outstanding Debt, any part of a payment that exceeds the amount of Outstanding Debt will be treated as a premium payment. Applicable taxes and sales charges are only deducted from any payment that constitutes a premium payment.

  Premium Payments Affect the Continuation of the Policy

     If you skip or stop paying premiums, the policy will continue in effect until the Cash Value can no longer cover (1) the monthly deductions from the Fund Value for the policy, and (2) the charges for any optional insurance benefits added by rider. See "Grace Period and Lapse." page 35.

     Your policy is guaranteed to remain in effect as long as:

          (a) The Cash Value is greater than zero, or

          (b) You have purchased the Guaranteed Death Benefit Rider and you have met all the requirements of that rider, or

          (c) During the first three policy years, the Minimum Monthly Premium requirements are satisfied, and if you increase the Specified Amount during the first three policy years the increased minimum Monthly Premium requirements are satisfied for the remainder of the first three policy years.

ALLOCATION OF NET PREMIUMS

     Net premiums may be allocated to any number of the fourteen available subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages and no allocation may be for less than 10% of a net premium. Allocation percentages must sum to 100%.

     You may change the allocation of net premiums at any time by submitting a proper written request to the Company's administrative office at 1740 Broadway, New York, New York, 10019. In addition, you may make changes in net premium allocation instructions by telephone if a properly completed and signed telephone transfer authorization form has been received by us at our Syracuse Operations Center at 1 MONY Plaza, Syracuse, New York, 13202. The Company may stop making available the ability to give net premium allocation instructions by telephone at any time, but it will give you notice before doing so if we have received your telephone transfer authorization form. See "Telephone Transfer Privileges," page 59. Whether you give us instructions in writing or by telephone, the revised allocation percentages will be effective within seven days from receipt of notification.

     Unscheduled premium payments may be allocated either by percentage or by dollar amount. If the allocation is expressed in dollar amounts, the 10% limit on allocation percentages does not apply.

DEATH BENEFITS UNDER THE POLICY

     When your policy is issued, the initial amount of insurance ("Specified Amount") is shown on the specification page of your policy. The minimum Specified Amount is $100,000.

     As long as the policy is in effect, the Company will, upon proof of death of the surviving insured, pay death benefit proceeds to a named beneficiary. Death benefit proceeds will consist of:

          (1) The policy's death benefit, plus

          (2) Any insurance proceeds provided by rider, less

          (3) Any Outstanding Debt (and, if in the Grace Period, less any overdue charges).

DEATH BENEFIT OPTIONS

     You may select one of two death benefit Options: Option 1 or Option 2. Generally, you designate the death benefit option in your application. If no option is designated, the Company assumes Option 2 has been selected. Subject to certain restrictions, you can change the death benefit option selected. As long as your policy is in effect, the death benefit under either option will never be less than the Specified Amount of your policy.

     Option 1 -- The death benefit equals the greater of:

          (a) The Specified Amount, or

          (b) Fund Value multiplied by a death benefit percentage.

     The death benefit percentages vary according to the age of the younger insured and will be at least equal to the percentage defined in the Internal Revenue Code. The Internal Revenue Code addresses the definition of a life insurance policy for tax purposes. See "Federal Income Tax Considerations -- Definition of Life Insurance," page 44. The death benefit percentage is 250% for insureds 40 or under, and it declines for older insureds. A table showing the death benefit percentages is in Appendix A to this prospectus and in your policy. If you seek to have favorable investment performance reflected in increasing Fund Value, and not in increasing insurance coverage, you should choose Option 1.

     Option 2 -- The death benefit equals the greater of:

          (a) The Specified Amount of the policy, plus the Fund Value, or

          (b) The Fund Value multiplied by a death benefit percentage.

     The Fund Value used in these calculations is determined as of the date of the insured's death. The death benefit percentage is the same as that used for Option 1 and is stated in Appendix A. The death benefit in Option 2 will always vary as Fund Value varies. If you seek to have favorable investment performance reflected in increased insurance coverage, you should choose Option 2.

     The Fund Value used in these calculations is the value as of the date of the surviving insured's death.

  Examples of Options 1 and 2

     The following examples demonstrate the determination of death benefits under Options 1 and 2. The examples show three policies with the same Specified Amount, but Fund Values that vary as shown. It is assumed that both insureds are age 35, standard class, non-smoker at issue. It is also assumed that the last surviving insured (also the youngest insured) is age 70 when he or she dies and that there is no Outstanding Debt. The date of death is also assumed to be on a monthly anniversary day.

                          CASH VALUE ACCUMULATION TEST

                                                             POLICY 1    POLICY 2    POLICY 3
                                                             --------    --------    --------
Specified Amount...........................................  $100,000    $100,000    $100,000
Fund Value on Date of Last Surviving Insured's Death.......  $ 35,000    $ 60,000    $ 90,000
Death Benefit Percentage...................................     183.6%      183.6%      183.6%
Death Benefit under Option 1...............................  $100,000    $110,160    $165,240
Death Benefit under Option 2...............................  $135,000    $160,000    $190,000

Option 1, Policy 1: The death benefit equals $100,000 since the death benefit is the greater of the Specified Amount ($100,000) or the Fund Value multiplied by the death benefit percentage ($35,000 X 183.6% = $64,260).

Option 1, Policy 2 & 3: The death benefit is equal to the Fund Value multiplied by the death benefit percentage since ($60,000 X 183.6% = $110,160 for Policy 2; $90,000 X 183.6% = $165,240 for Policy 3) is greater than the Specified Amount ($100,000).

Option 2, Policy 1: The death benefit equals $135,000 since the Specified Amount plus the Fund Value ($100,000 + $35,000 = $135,000) is greater than the Fund Value multiplied by the death benefit percentage ($35,000 X 183.6% = $64,260).

Option 2, Policy 2: The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $60,000 = $160,000) since it is greater than the Fund Value multiplied by the death benefit percentage ($60,000 X 183.6% = $110,160).

Option 2, Policy 3: The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $90,000 = $190,000) since it is greater than the Fund Value multiplied by the death benefit percentage ($90,000 X 183.6% = $165,240).

                   GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

                                                             POLICY 1    POLICY 2    POLICY 3
                                                             --------    --------    --------
Specified Amount...........................................  $100,000    $100,000    $100,000
Fund Value on Date of Last Surviving Insured's Death.......  $ 35,000    $ 60,000    $ 90,000
Death Benefit Percentage...................................       115%        115%        115%
Death Benefit under Option 1...............................  $100,000    $100,000    $103,500
Death Benefit under Option 2...............................  $135,000    $160,000    $190,000

Option 1, Policies 1 & 2: The death benefit equals $100,000 since the death benefit is the greater of the Specified Amount ($100,000) or the Fund Value multiplied by the death benefit percentage ($35,000 X 115% = $40,250 for Policy 1; $60,000 X 115% = $69,000 for Policy 2).

Option 1, Policy 3: The death benefit is equal to the Fund Value multiplied by the death benefit percentage since ($90,000 X 115% = $103,500 for Policy 3) is greater than the Specified Amount ($100,000).

Option 2, Policy 1: The death benefit equals $135,000 since the Specified Amount plus the Fund Value ($100,000 + $35,000 = $135,000) is greater than the Fund Value multiplied by the death benefit percentage ($35,000 X 115% = $40,250).

Option 2, Policy 2: The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $60,000 = $160,000) since it is greater than the Fund Value multiplied by the death benefit percentage ($35,000 X 115% = $69,000).

Option 2, Policy 3: The death benefit is the Specified Amount plus the Fund Value ($100,000 + $90,000 = $190,000) since it is greater than the Fund Value multiplied by the death benefit percentage ($90,000 X 115% = $103,500).

The Company pays death benefit proceeds to a beneficiary in a lump sum or under a payment plan offered under the policy. The policy should be consulted for details.

  Changes in Death Benefit Option

     You may request that the death benefit option under your policy be changed from Option 1 to Option 2, or Option 2 to Option 1. You may make a change by sending a written request to the Company's administrative office. A change from Option 2 to Option 1 is made without providing evidence of insurability. A change from Option 1 to Option 2 will require that you provide satisfactory evidence of insurability. The effective date of a change requested between monthly anniversaries will be the next monthly anniversary day after the change is accepted by the Company.

     If you change from Option 1 to Option 2 your policy's Specified Amount is reduced by the amount of the policy's Fund Value at the date of the change. This maintains the death benefit payable under Option 2 at the amount that would have been payable under Option 1 immediately prior to the change. The total death benefit will not change immediately. The change to Option 2 will affect the determination of the death benefit from that point on. As of the date of the change, the Fund Value will be added to the new specified Amount. The death benefit will then vary with the Fund Value. This change will not be permitted if it would result in a new Specified Amount of less than $100,000.

     If you change from Option 2 to Option 1, the Specified Amount of the policy will be increased by the amount of the policy's Fund Value at the date of the change. This maintains the death benefit payable under Option 1 at the amount that would have been payable under Option 2 immediately prior to the change. The total death benefit will not change immediately. The change to Option 1 will affect the determination of the death benefit from that point on. The death benefit will equal the Specified Amount (or if higher, the Fund Value multiplied by the death benefit percentage). The change to Option 1 will generally reduce the death benefit payable in the future.

     A change in the death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk. Generally, the net amount at risk is the amount by which the death benefit exceeds Fund Value. See "Monthly Deductions From Fund Value -- Cost of Insurance," page 40. If the policy's death benefit is not based on the death benefit percentage under Option 1 or 2, changing from Option 2 to Option 1 will generally decrease the net amount at risk. Therefore, this change may decrease the cost of insurance charges. Changing from Option 1 to Option 2 will generally result in a net amount at risk that remains level. However, such a change will result in an increase in the cost of insurance charges over time. This results because the cost of insurance rates increase with the insured's age.

CHANGES IN SPECIFIED AMOUNT

     You may request an increase or decrease in the Specified Amount under your policy subject to Company approval. A change in the Specified Amount may be made at any time after the policy is issued. Increases in Specified Amount are not permitted on or after the older insured's age 85. Increases are also not permitted if monthly deductions are being waived under the Waiver of Monthly Deduction Rider or premiums are being waived under the Waiver of Specified Premiums Rider. Increasing the Specified Amount will generally increase the policy's death benefit. Decreasing the Specified Amount will generally decrease the policy's death benefit. The amount of change in the death benefit depends on
(1) the death benefit option chosen, and (2) whether the death benefit under the policy is being computed using the death benefit percentage at the time of change. Changing the Specified Amount could affect the subsequent level of policy values. For example, an increase in Specified Amount may increase the net amount at risk, which will increase your cost of insurance charges over time. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which may decrease your cost of insurance over time.

     To increase or decrease the Specified Amount, send a written application to the Company's administrative office. It will become effective on the monthly anniversary day on or next following the

Company's acceptance of your request. If you are not the insured, the Company may also require the consent of the insured before accepting a request.

  Increases

     An increase of Specified Amount requires that additional, satisfactory evidence of insurability be provided to the Company.

     When you request an increase in Specified Amount, a new "coverage segment" is created for which cost of insurance and other charges are computed separately. See "Charges and Deductions," page 38. In addition, the surrender charge associated with your policy will increase. The surrender charge for the increase is computed in a similar way as for the original Specified Amount. The Minimum Monthly Premium and the required premiums under the Guaranteed Death Benefit Rider, if applicable, will also be adjusted. The adjustment will be done prospectively to reflect the increase. If the Specified Amount is increased when a premium payment is received, the increase will be processed before the premium payment is processed.

     If an increase creates a new coverage segment of Specified Amount, Fund Value after the increase will be allocated, (1) first to the original coverage segment, and (2) second to each coverage segment in order of the increases.

  Decreases

     Any decrease in Specified Amount (whether requested by you or resulting from a partial surrender or a death benefit option change) will be applied:

          (1) To reduce the coverage segments of Specified Amount associated with the most recent increases, then

          (2) To the next most recent increases successively, and last

          (3) To the original Specified Amount.

A decrease will not be permitted if the Specified Amount would fall below $100,000.

     The Minimum Monthly Premium will not be adjusted for the decrease in the Specified Amount. If you have a Guaranteed Death Benefit Rider, it will be adjusted for the decrease in Specified Amount. If the Specified Amount is decreased when a premium payment is received, the decrease will be processed before the premium payment is processed. Rider coverages may also be affected by a decrease in Specified Amount.

     The Company reserves the right to reject a requested decrease. Decreases will not be permitted if:

          (1) Compliance with the guideline premium limitations under federal tax law resulting from the decrease would result in immediate termination of your policy, or

          (2) To effect the decrease, payments to you would have to be made from Fund Value for compliance with the guideline premium limitations, and the amount of the payments would exceed the Cash Value of your policy.

If a requested change is not approved, we will send you a written notice of our decision. See "Federal Income Tax Considerations -- Definition of Life Insurance," page 44.

GUARANTEED DEATH BENEFIT RIDER

     When you apply for your policy you may choose to apply for the Guaranteed Death Benefit Rider. This rider provides under certain circumstances a death benefit (equal to the Specified Amount only of your policy) and may keep certain rider coverages in effect, even if the Cash Value of the policy is zero on any monthly anniversary date.

     In order to remain in effect, the Guaranteed Death Benefit Rider requires that you have paid a certain amount of premiums during the time that the Rider is in effect. This amount is described in the next paragraph. If the premiums you have paid do not equal or exceed this amount, the rider will automatically end. In addition, this rider will automatically end at the later of the younger insured's age 70 or ten years from the policy date ("Guarantee Period"). An extra charge will be deducted from your Fund Value each month during the Guarantee Period. This charge will end at the conclusion of the Guarantee Period, and it will end if on any monthly anniversary date you have not paid the amount of premiums the rider requires you to pay. See "Guaranteed Death Benefit," page 22.

     On each monthly anniversary day we test to determine whether you have paid the amount of premiums you are required to pay in order to keep the Guaranteed Death Benefit Rider in effect. To remain in effect, we make two calculations.

     The first calculation shows the net premiums you have paid. We

     (1) total the actual premiums you have paid for the policy, and

     (2) subtract the amount of:

          (a) partial surrenders (and associated fees and surrender charges), and

          (b) outstanding debt

     The second calculation shows the amount of premiums the rider required you to pay. We

     (1) take the Monthly Guarantee Premium specified by the policy and

     (2) multiply it by the number of complete months since the policy date.

If the net premiums you have paid equals or exceeds the amount of premiums the rider required you to pay, the rider remains in effect until the next monthly anniversary date. If the amount of premiums the rider required you to pay exceeds the net premiums you have paid, we will send you a notice that requires you to pay additional premiums within the time specified in the notice. This time is called the grace period for the rider. If you fail to pay the additional premiums required, the Guarantee Period, and therefore the Rider, will end. Once ended, the Rider can not be reinstated.

     The grace period for this Rider is explained in the section called "Grace Period and Lapse -- If Guaranteed Death Benefit Is in Effect" on page 36.

     It is important to consider the Guaranteed Death Benefit Rider premium requirements when setting the amount of the scheduled premium payments for your policy. (See Appendix C.)

OTHER OPTIONAL INSURANCE BENEFITS

     Subject to certain requirements, you may elect to add one or more of the optional insurance benefits described below. Optional insurance benefits are added when you apply for your policy. These other optional benefits are added to your policy by an addendum called a rider. A charge is deducted monthly from the Fund Value for each optional benefit added to your policy. See "Charges and Deductions," page 38. You can cancel these benefits at any time. Certain restrictions may apply and are described in the applicable rider. In addition, adding or canceling these benefits may have an effect on your policy's status as a modified endowment contract. See "Federal Income Tax
Considerations -- Modified Endowment Contracts," page 46. An insurance agent authorized to sell the policy can describe these extra benefits further. Samples of the provisions are available from the Company upon written request.

     From time to time we may make available riders other than those listed below. Contact an insurance agent authorized to sell the policy for a complete list of the riders available.

  Waiver of Monthly Deduction Rider

     This rider provides for the waiver of certain charges while the selected insured has a covered disability and the policy is in effect. While the selected insured is disabled, no deductions are made for (1) monthly administrative charges, (2) per $1,000 Specified Amount charges, (3) cost of insurance charges, and rider charges. During this period the charges are waived and therefore not deducted from the Fund Value. This rider does not waive the payment of premiums required by the Guaranteed Death Benefit Rider. However, the cumulative Minimum Monthly Premium requirement does not change during the covered disability. It remains fixed at the level at the beginning of the disability.

  Waiver of Specified Premiums Rider

     This rider provides for the waiver of the monthly specified premiums (shown on the rider) while the selected insured has a covered disability and the policy is in effect. The specified premiums will be added to the Fund Value on each monthly anniversary. Net premiums will be allocated among the subaccounts and the Guaranteed Interest Account according to your most recent instructions. This rider does not waive the monthly deductions of your policy nor does it waive the payment of premiums required by the Guaranteed Death Benefit Rider.

  Four Year Term Insurance Rider

     This benefit provides non-renewable, non-convertible term insurance. The insurance is payable if the second death occurs within the first four policy years. If the policy owner makes any changes to the Specified Amount, the amount of this rider will be adjusted.

  Option to Split Policy

     This benefit provides that the policy may be split into two other individual life insurance policies within the 6 month period following:

     - Certain major changes in Federal income tax laws

     - Divorce (if the insureds are married when the policy is issued)

     - Business dissolution (if the insureds are employees of one organization at the time the policy is issued).

Evidence of insurability at the time the option is exercised will not be required if as a result of a tax law change, but will be required in all other instances. Certain conditions, as described in the policy, must be met before this option can be exercised. This benefit is guaranteed by the Guaranteed Death Benefit Rider. There is no charge for this benefit. This benefit is not available in all states.

BENEFITS AT MATURITY AND MATURITY EXTENSION RIDER

     If one or both of the insureds is living on the maturity date, the Company will pay to the policy owner the Cash Value of the policy. Ordinarily, the Company pays within seven days of the policy anniversary. Payments may be postponed in certain circumstances. See "Payments," page 54. At your option, payment of the benefit may be deferred until the date of the last surviving insured's death (Maturity Extension Rider). Death proceeds payable immediately after the maturity date equal the Cash Value of the policy multiplied by the death benefit percentage at the younger insured's age 100. Premiums will not be accepted, nor will monthly deductions be made, after the maturity date.

     Please refer to the policy for additional information on the Maturity Extension Rider.

POLICY VALUES

  Fund Value

     The Fund Value is the sum of the amounts under the policy held in each subaccount of MONY America Variable Account L and any Guaranteed Interest Account. It also includes the amount set aside in the Company's Loan Account, and any interest, to secure Outstanding Debt.

     On each Business Day, the part of the Fund Value allocated to any particular subaccount is adjusted to reflect the investment experience of that subaccount. On each monthly anniversary day, the Fund Value also is adjusted to reflect interest on the Guaranteed Interest Account and the Loan Account and the assessment of the monthly deduction. See "Determination of Fund Value," page 32. No minimum amount of Fund Value allocated to a particular subaccount is guaranteed. You bear the risk for the investment experience of Fund Value allocated to the subaccounts.

  Cash Value

     The Cash Value of the policy equals the Fund Value less any surrender charge less any Outstanding Debt. Thus, the Fund Value exceeds your policy's Cash Value by the amount of the surrender charge and any Outstanding Debt. Once the surrender charge expires, the Cash Value equals the Fund Value less any Outstanding Debt.

DETERMINATION OF FUND VALUE

     Although the death benefit under a policy can never be less than the policy's Specified Amount, the Fund Value will vary. The Fund Value varies depending on several factors:

     - Payment of premiums.

     - Amount held in the Loan Account to secure any Outstanding Debt.

     - Partial surrenders.

     - The charges assessed in connection with the policy.

     - Investment experience of the subaccounts.

     - Amounts credited to the Guaranteed Interest Account.

There is no guaranteed minimum Fund Value (except to the extent that you have allocated net premium payments and cash values to the Guaranteed Interest Account) and you bear the entire risk relating to the investment performance of Fund Value allocated to the subaccounts.

     The Company uses amounts allocated to the subaccounts to purchase shares of the corresponding portfolios of the Funds. The values of the subaccounts reflect the investment experience of the corresponding portfolio. The investment experience reflects:

     - The investment income.

     - Realized and unrealized capital gains and losses.

     - Expenses of a portfolio including investment adviser fees.

     - Any dividends or distributions declared by a portfolio.

Any dividends or distributions from any portfolio of the Funds are reinvested automatically in shares of the same portfolio. However, the Company, on behalf of MONY America Variable Account L, may elect otherwise. The subaccount value will also reflect the mortality and expense risk charges the Company makes each day to the Variable Account.

     Amounts allocated to the subaccounts are measured in terms of units. Units are a measure of value used for bookkeeping purposes. The value of amounts invested in each subaccount is represented by the value of units credited to the policy for that subaccount. (See "Calculating Unit Values for Each Subaccount," on page 31.) On any day, the amount in a subaccount of MONY America Variable Account L is equal to the unit value times the number of units in that subaccount credited to the policy. The units of each subaccount will have different unit values.

     Units of a subaccount are purchased (credited) whenever premiums or amounts transferred (including transfers from the Loan Account) are allocated to that subaccount. Units are redeemed (debited) to:

     - Make partial surrenders.

     - Make full surrenders.

     - Transfer amounts from a subaccount (including transfers to the loan account).

     - Pay the death benefit when the last surviving insured dies.

     - Pay monthly deductions from the policy's Fund Value.

     - Pay policy transaction charges.

     - Pay surrender charges.

The number of units purchased or redeemed is determined by dividing the dollar amount of the transaction by the unit value of the affected subaccount, computed after the close of business that day. The number of units changes only as a result of policy transactions or charges. The number of units credited will not change because of later changes in unit value.

     Transactions are processed when a premium or an acceptable written or telephone request is received at the Company's administrative office. If the premium or request reaches the administrative office on a day that is not a Business Day, or after the close of business on a Business Day (after 4:00 Eastern Time), the transaction date will be the next Business Day. All policy transactions are performed as of a Business Day. If a transaction date or monthly anniversary day occurs on a day other than a Business Day (e.g., Saturday), the calculations will be done on the next day that the New York Stock Exchange is open for trading.

CALCULATING UNIT VALUES FOR EACH SUBACCOUNT

     The Company calculates the unit value of a subaccount on any Business Day as follows:

          (1) Calculate the value of the shares of the portfolio belonging to the subaccount as of the close of business that Business Day. This calculation is done before giving effect to any policy transactions for that day, such as premium payments or surrenders. For this purpose, the net asset value per share reported to the Company by the managers of the portfolio is used.

          (2) Add the value of any dividends or capital gains distributions declared and reinvested by the portfolio during the valuation period. Subtract from this amount a charge for taxes, if any.

          (3) Subtract a charge for the mortality and expense risk assumed by the Company under the policy. See "Daily Deductions From the Variable Account -- Mortality and Expense Risk Charge," page 40. If the previous day was not a Business Day, then the charge is adjusted for the additional days between valuations.

          (4) Divide the resulting amount by the number of units held in the subaccount on the Business Day before the purchase or redemption of any units on that date.

The unit value of each subaccount on its first Business Day was set at $10.00.

DETERMINING FUND VALUE
[FUND VALUE FLOW CHART]

TRANSFER OF FUND VALUE

     You may transfer Fund Value among the subaccounts after the Right to Return Policy Period by sending a proper written request to the Company's administrative office. Transfers may be made by telephone if you have proper authorization. See "Telephone Transfer Privileges," page 59. Currently, there are no limitations on the number of transfers between subaccounts. There is also no minimum amount required: (1) to make a transfer, or (2) to remain in the subaccount after a transfer. You may not make a transfer if your policy is in the grace period and a payment required to avoid lapse is not paid. See "Grace Period and Lapse," page 35. No charges are currently imposed upon these transfers. However, the Company reserves the right to assess a $25 transfer charge in the future on policy transfers and to discontinue telephone transfers.

     After the Right to Return Policy Period, Fund Value may also be transferred from the subaccounts to the Guaranteed Interest Account. Transfers from the Guaranteed Interest Account to the subaccounts will only be permitted in the policy month following a policy anniversary as described in "The Guaranteed Interest Account," page 51.

RIGHT TO EXCHANGE POLICY

     During the first 24 months following the policy date, you may exchange your policy for a policy where the investment experience is guaranteed. To accomplish this, the entire amount in the subaccounts of MONY America Variable Account L is transferred to the Guaranteed Interest Account. All future premiums are allocated to the Guaranteed Interest Account. This serves as an exchange of your policy for the equivalent of a last survivor flexible premium universal life policy. See "The Guaranteed Interest Account," page 51. No charge is imposed on the transfer when you exercise the exchange privilege.

POLICY LOANS

     You may borrow money from the Company at any time using your policy as security for the loan. You take a loan by submitting a proper written request to the Company's administrative office. You may take a loan any time your policy has a positive Cash Value. The maximum amount you may borrow at any time is 90% of the Cash Value of your policy. (If you request a loan on a monthly anniversary day, the maximum loan is reduced by the monthly deduction due on that day.) The Outstanding Debt is the cumulative amount of outstanding loans and loan interest payable to the Company at any time.

     Loan interest is payable in arrears on each policy anniversary at an annual rate which varies by the number of years since your policy was issued. For the first ten policy years, the loan rate is 5.25%. After the tenth policy anniversary, the loan rate is 4.75%. Interest on the full amount of any Outstanding Debt is due on the policy anniversary, until the Outstanding Debt is repaid. If interest is not paid when due, it will be added to the amount of the Outstanding Debt.

     You may repay all or part of the Outstanding Debt at any time while your policy is in effect. Only payments shown as loan or interest payments will be treated as such. If a loan repayment is made which exceeds the Outstanding Debt, the excess will be applied as a scheduled premium payment. The payment will be subject to the rules on acceptance of premium payments.

     When you take a loan, an amount equal to the loan is transferred out of the subaccounts and the Guaranteed Interest Account into the Loan Account to secure the loan. Within certain limits, you may specify the amount or the percentage of the loan amount to be deducted from the subaccounts and the Guaranteed Interest Account. The request for a loan will not be accepted if (1) you do not specify the source of the transfer, or (2) if the transfer instructions are incorrect. On each policy anniversary, an amount equal to the loan interest due and unpaid for the policy year will be transferred to the loan account. The transfer is made from the subaccounts and the Guaranteed Interest Account on a proportional basis.

     The Fund Value in the Loan Account in excess of the Outstanding Debt will be allocated to the subaccounts and/or the Guaranteed Interest Account in a manner determined by us.

     The Loan Account is part of the Company's general account. Amounts held in the Loan Account are credited monthly with an annual rate of interest not less than 4.5%.

     Loan repayments release funds from the Loan Account. Unless you request otherwise, amounts released from the Loan Account will be transferred into the subaccounts and Guaranteed Interest Account pursuant to your most recent valid allocation instructions for scheduled premium payments. In addition,

Fund Value in the Loan Account in excess of the outstanding loan is treated differently. The treatment depends on (1) whether when the loan was made, Fund Values were transferred from the subaccounts or the Guaranteed Interest Account, and (2) whether or not loan interest due is paid when due or the amount of the interest is added to the loan ("capitalized"). If the loan is from the subaccounts and loan interest is capitalized, this excess offsets the amount that must be transferred from the subaccounts to the Loan Account on the policy anniversary. If the loan is from the Guaranteed Interest Account and loan interest is capitalized, this excess is allocated back to the Guaranteed Interest Account. The allocation back is on a monthly basis proportionately to all interest crediting generations from which the loan was taken.

     Amounts held in the Loan Account to secure Outstanding Debt forego the investment experience of the subaccounts and the current interest rate of the Guaranteed Interest Account. Thus Outstanding Debt, whether or not repaid, has a permanent effect on your policy values and may have an effect on the amount and duration of the death benefit. If not repaid, the Outstanding Debt will be deducted from the amount of the death benefit upon the death of the last surviving insured, or the value paid upon surrender or maturity.

     Outstanding Debt may affect the length of time the policy remains in effect. After the third policy anniversary, your policy will lapse when:

          (1) Cash Value is insufficient to cover the monthly deduction against the policy's Fund Value on any monthly anniversary day, and

          (2) The minimum payment required is not made during the grace period.

Moreover, the policy may enter the grace period more quickly when Outstanding Debt exists, because the Outstanding Debt is not available to cover the monthly deduction. In addition, the guarantee period under the Guaranteed Death Benefit Rider may end if total premiums received less (1) any partial surrenders and their fees, and (2) Outstanding Debt do not exceed the premiums required under that Rider. Additional payments or repayments of a part of Outstanding Debt may be required to keep the Policy or Rider in effect. See "Grace Period and Lapse," page 35.

     A loan will not be treated as a distribution from your policy and will not result in taxable income to you unless your policy is a modified endowment contract. If your policy is a modified endowment contract, a loan will be treated as a distribution that may give rise to taxable income. If your policy lapses with an outstanding loan balance there could be adverse federal income tax consequences depending on the particular facts and circumstances. For example, if (1) your policy lapses with an outstanding loan balance, and (2) it does not lapse under a non-forfeiture option, you can have ordinary income to the extent the outstanding loan exceeds your investment in the policy (i.e. generally premiums paid less prior non-taxable distributions). For more information on the tax treatment of loans, see "Federal Income Tax Considerations," page 44.

FULL SURRENDER

     You may fully surrender your policy at any time during the lifetime of either or both insured. The amount received for a full surrender is the policy's Fund Value less (1) any surrender charge, and (2) any Outstanding Debt.

     You may surrender your policy by sending a written request together with the policy to the Company's administrative office. The proceeds will be determined as of the end of the valuation period during which the request for surrender is received. You may elect to (1) have the proceeds paid in cash, or
(2) apply the proceeds under a payment plan offered under your policy. See "Payment Plan, Settlement Provisions," page 54. For information on the tax effects of surrender of a policy, see "Federal Income Tax Considerations," page 44.

PARTIAL SURRENDER

     With a partial surrender, you obtain a part of the Cash Value of your policy without having to surrender the policy in full. You may request a partial surrender at any time. The partial surrender will take effect on (1) the business day that we receive your request at our administrative office, or (2) on the next business day if that day is not a business day. There is currently no limit on the number of partial surrenders allowed in a policy year.

     A partial surrender must be for at least $500 (plus the applicable fee). In addition, your policy's Cash Value must be at least $500 after the partial surrender. If you have taken a loan on your policy, the amount of the partial surrender is limited so that the loan amount, after the partial surrender, is not greater than 90% of Cash Value after the partial surrender.

     You may make a partial surrender by submitting a proper written request to the Company's administrative office. As of the effective date of any partial surrender, your Fund Value and Cash Value are reduced by the amount surrendered (plus the applicable fee). You allocate an amount or percent of your Fund Value in the subaccounts and the Guaranteed Interest Account for your partial surrender. Allocations by percentage must be in whole percentages and the minimum percentage is 10% against any subaccount or the Guaranteed Interest Account. Percentages must total 100%. We will reject an allocation which does not comply with the rules or if there is not enough Fund Value in a subaccount or the Guaranteed Interest Account to provide its share of the allocation. If the last surviving insured dies after the request for a partial surrender is sent to the Company and prior to it being effected, the amount of the partial surrender will be deducted from the death benefit proceeds. The death benefit proceeds will be determined taking into account the amount surrendered.

     When you make a partial surrender and you selected death benefit Option 1, the Specified Amount of your policy is decreased by the amount of the partial surrender (excluding its fee). If you selected death benefit Option 2, a partial surrender will not change the Specified Amount of your policy. However, if the death benefit is not equal to the Fund Value times a death benefit percentage, the death benefit will be reduced by the amount of the partial surrender. Under either death benefit Option, if the death benefit is based on the Fund Value times the applicable death benefit percentage, the death benefit may decrease by an amount greater than the partial surrender. See "Death Benefits under the Policy," page 23.

     There is a fee for each partial surrender of $10.

     For information on the tax treatment of partial surrenders, see "Federal
Income Tax Considerations," page   .

GRACE PERIOD AND LAPSE

     Your policy will remain in effect as long as:

          (1) It has a Cash Value, and

          (2) You have purchased the Guaranteed Death Benefit Rider, and you have met all the requirements of that rider, and

          (3) You make any required additional premium payments during a 61-day Grace Period.

  Special Rule for First Three Policy Years

     During the first three policy years, your policy and any riders are guaranteed not to lapse if on each monthly anniversary day either:

     - Your policy's Cash Value is greater than zero, or

     - The sum of the premiums paid minus all partial surrenders (excluding related fees), minus any Outstanding Debt, is greater than or equal to

        - The Minimum Monthly Premium times the number of months your policy has been in effect.

     If the insufficiency occurs at any other time, your policy may be at risk of lapse depending on whether or not a Guaranteed Death Benefit Rider is in effect.

     See the explanation below.

  If Guaranteed Death Benefit Rider Is Not in Effect

     To avoid lapse if (1) the Cash value is insufficient to pay the current Monthly Deduction, and (2) the Guaranteed Death Benefit Rider is not in effect, you must pay the necessary amount during the grace period. When an insufficiency occurs, you may also be required to pay any unpaid, loan interest accrued for the policy year. The interest amount will also have to be paid prior to the end of the grace period.

     We will reject any payment if is means your total premium payments will exceed the maximum permissible premium for your policy's Specified Amount under the Internal Revenue Code. This may happen when you have Outstanding Debt. In this event, you could repay enough of the Outstanding Debt to avoid termination. You may also wish to repay an additional part of the Outstanding Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums, you may wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse. However, we will not reject any premium payments necessary to prevent lapse of your policy.

     If the Cash Value of your policy will not cover the entire monthly deduction on a monthly anniversary day, we will deduct the amount that is available. We will notify you (and any assignee of record) of the payment necessary to keep your policy in effect. You will then have a grace period of 61 days, from the date the notice was sent, to make the payment. During the first three policy years, if the Cash Value of the policy is less than zero, you must pay:

          (1) The Minimum Monthly Premium not paid, plus

          (2) One succeeding Minimum Monthly Premium.

After the third policy anniversary, the payment required is:

          (1) The monthly deduction not paid, plus

          (2) Two succeeding monthly deductions plus by the amount of the deductions from premiums for various taxes and sales charges.

(See "Charges and Deductions -- Deductions from Premiums," page 39). The policy will remain in effect through the grace period. If you fail to make the necessary payment within the grace period, your coverage under the policy will end and your policy will lapse. Necessary premium payments made during the grace period will be allocated among the subaccounts and the Guaranteed Interest Account. The allocation is made in according to your current scheduled premium payment allocation instructions. Any monthly deduction due will be charged proportionately to the subaccounts and the Guaranteed Interest Account. If the last surviving insured dies during the grace period, the death benefit proceeds will equal:

          (1) The amount of the death benefit immediately prior to the start of the grace period, reduced by

          (2) Any unpaid monthly deductions and any Outstanding Debt.

  If Guaranteed Death Benefit Rider Is in Effect

     The Specified Amount of your policy and most rider coverages will not lapse during the guarantee period even if the Cash Value is not enough to cover all the deductions from the Fund Value on any monthly anniversary day if:

          (1) A Guaranteed Death Benefit Rider is in effect, and

          (2) The test for continuation of the guarantee period has been met.

See "Guaranteed Death Benefit Rider," page 27.

     While the Guaranteed Death Benefit Rider is in effect, the Fund Value of your policy may be reduced by monthly deductions but not below zero. During the guarantee period, we will waive any monthly deduction that will reduce the Fund Value below zero. If the Guaranteed Death Benefit Rider is ended, the normal test for lapse will resume.

  Reinstatement

     We will reinstate a lapsed policy at any time:

          (1) Before the maturity date, and

          (2) Within five years after the monthly anniversary day which precedes the start of the grace period.

     To reinstate a lapsed policy we must also receive:

          (1) A written application from you

          (2) Evidence of insurability of both insureds that is satisfactory to us

          (3) Payment of all monthly deductions that were due and unpaid during the grace period

          (4) Payment of an amount at least sufficient to keep your policy in effect for one month after the reinstatement date

          (5) Payment or reinstatement of any debt on the policy anniversary at the start of the grace period

          (6) Payment of interest on debt reinstated from the beginning of the grace period to the end of the grace period at the rate that applies to policy loans on the date of reinstatement

     When your policy is reinstated, the Fund Value will be equal to the Fund Value on the date of the lapse subject to the following:

          (1) The surrender charge will be equal to the surrender charge that would have existed had your policy been in effect since the original policy date.

          (2) The Fund Value will be reduced by the decrease, if any, in the surrender charge during the period that the policy was not in effect.

          (3) Any Outstanding Debt on the date of lapse will also be reinstated.

          (4) No interest on amounts held in our loan account to secure Outstanding Debt will be paid or credited between lapse and reinstatement.

Reinstatement will be effective as of the monthly anniversary day on or preceding the date of approval by us. At that time, the Fund Value minus, if applicable, Outstanding Debt will be allocated among the subaccounts and the Guaranteed Interest Account pursuant to your most recent scheduled premium payment allocation instructions.

                             CHARGES AND DEDUCTIONS

     The following chart summarizes the current charges and deductions under the policy:
--------------------------------------------------------------------------------
                            DEDUCTIONS FROM PREMIUMS

-----------------------------------------------------------------------------------------------
     Sales Charge -- Varies based on policy         First 10 policy years -- 6% of premiums
     year. It is a % of premium paid                paid up to Target Premium and 3% if premium
                                                    paid in excess of Target Premium.
                                                    Years 11 and later -- 3% of all premiums.
-----------------------------------------------------------------------------------------------

     Tax Charge                                     State and local -- 2.25%
                                                    Federal -- 1.5%
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT L
--------------------------------------------------------------------------------

     Mortality & Expense Risk Charge -- Maximum    .35% of subaccount value (0.000959% daily)
     Annual Rate
----------------------------------------------------------------------------------------------
                              MONTHLY DEDUCTIONS FROM FUND VALUE
----------------------------------------------------------------------------------------------
     Cost of Insurance Charge                      Current cost of insurance rate x net amount
                                                   at risk at the beginning of the policy
                                                   month
----------------------------------------------------------------------------------------------

     Administrative Charge -- Monthly              $7.50
----------------------------------------------------------------------------------------------

     Monthly per $1,000 Specified Amount Charge    See Appendix B. This charge applies for the
     Based on issue age of the younger insured     first 10 policy years (or for 10 years from
     smoking Status and Specified Amount.          the date of any increase in Specified
                                                   Amount)
----------------------------------------------------------------------------------------------

     Guaranteed Death Benefit Charge               $0.01 per $1,000 of Specified Amount and
     Monthly Charge for Guaranteed Death Benefit   certain Rider amounts. Please note that the
     Rider (Guaranteed Death Benefit Rider is      Rider requires that at least the amount of
     not available in all states)                  premiums set forth in the policy itself be
                                                   paid in order to remain in effect.
----------------------------------------------------------------------------------------------
     Optional Insurance Benefits Charge            As applicable.
     Monthly Deduction for any other optional
     insurance Benefits added by rider.
----------------------------------------------------------------------------------------------

     Transaction and Other Charges
     - Partial Surrender Fee                       $10

     - Transfer of Fund Value                      $25 maximum per transfer;
     (at Company's Option)                         currently $0.
----------------------------------------------------------------------------------------------

     Surrender Charge                              See below for grading schedule.
     Grades from 100% to 0 over 11 years based
     on a schedule. Factors per $1,000 of
     Specified Amount vary based on issue age,
     gender, and underwriting class.
----------------------------------------------------------------------------------------------

     The surrender charge described in the table above decreases during the first eleven policy years as shown in the table below:
--------------------------------------------------------------------------------
                     GRADING SCHEDULE FOR SURRENDER CHARGES
--------------------------------------------------------------------------------

                     POLICY YEAR                                     PERCENT
----------------------------------------------------------------------------------------------

                          1                                           100%
----------------------------------------------------------------------------------------------
                          2                                            90
----------------------------------------------------------------------------------------------
                          3                                            80
----------------------------------------------------------------------------------------------
                          4                                            70
----------------------------------------------------------------------------------------------
                          5                                            60
----------------------------------------------------------------------------------------------
                          6                                            50
----------------------------------------------------------------------------------------------
                          7                                            40
----------------------------------------------------------------------------------------------
                          8                                            30
----------------------------------------------------------------------------------------------
                          9                                            20
----------------------------------------------------------------------------------------------
                         10                                            10
----------------------------------------------------------------------------------------------
                    11 and later                                        0
----------------------------------------------------------------------------------------------

     The following provides additional details of the deductions from premium payments under a policy prior to allocating net premium payments to the subaccounts of MONY America Variable Account L or to the Guaranteed Interest Account and of the deductions from MONY America Variable Account L and from the policy's Fund Value.

DEDUCTIONS FROM PREMIUMS

     Deductions are made from each premium payment prior to applying the net premium payment to the Fund Value.

Sales Charge --              This charge varies based on a target premium. The
                             target premium is actuarially determined based upon the Specified Amount of the policy and the age, gender, underwriting class and smoking status of each of the insureds. The target premium is established at issue, and will be adjusted if the Specified Amount is increased or decreased. The charge is a percent of each premium paid.

                             First 10 policy years -- 6% of premiums paid up to target premium and 3% of premium paid in excess of target premium in that year.

                             Years 11 and later -- 3% of all premiums.

     You should refer to your policy to determine the amount of the target premium.

     The sales charge compensates us for the cost of distributing the policies. This charge is not expected to be enough to cover sales and distribution expenses for the policies. To the extent that sales and distribution expenses exceed sales charges, amounts derived from surrender charges will be used. Expenses in excess of the sales and surrender charges may be recovered from other charges, including amount indirectly derived from the charge for mortality and expense risks and mortality gains.

Tax Charge --                State and local premium tax -- currently 2.25%;
                             Federal tax for deferred acquisition costs of the Company -- currently 1.5%

     All states levy taxes on life insurance premium payments. These taxes vary from state to state and may vary from jurisdiction to jurisdiction within a state. The Company currently deducts an amount equal to 2.25% of each premium to pay applicable premium taxes. Currently, these taxes range from 0% to 4%. We do not expect to profit from this charge.

     The 1.5% current charge against each premium covers our estimated cost for the Federal income tax treatment of deferred acquisition costs. This is determined solely by the amount of life insurance premiums received. We believe this charge is reasonable in relation to our increased federal tax burden under IRC Section 848 resulting from the receipt of premium payments.

     We reserve the right to increase or decrease the charge for taxes due to any change in tax law or due to any change in the cost to us.

DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT L

     A charge is deducted daily from each subaccount of MONY America Variable Account L for the mortality and expense risks assumed by the Company.

Mortality and Expense Risk
  Charge --                  Maximum of .000959% of the amount in the
                             subaccount, which is equivalent to an annual rate of .35% of subaccount value.

     This charge compensates us for assuming mortality and expense risks under the policies. The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than estimated. Therefore, the cost of insurance charges specified in the policy will not be enough to meet our actual claims. We assume an expense risk that other expenses incurred in issuing and administering the policies and operating MONY America Variable Account L will be greater than the amount estimated when setting the charges for these expenses. We will realize a profit from this fee to the extent it is not needed to provide benefits and pay expenses under the policies. We may use this profit for other purposes. These purposes may include any distribution expenses not covered by the sales charge or surrender charge.

     This charge is not assessed against the amount of the policy Fund Value that is allocated to the Guaranteed Interest Account, nor to amounts in the Loan Account.

MONTHLY DEDUCTIONS FROM FUND VALUE

     A charge called the Monthly Deduction is deducted from the Fund Value on each monthly anniversary day. The Monthly Deduction consists of the following items:

Cost of Insurance --         This charge compensates us for the anticipated cost
                             of paying death benefits in excess of Fund Value to insureds' beneficiaries. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under the policy at the beginning of each policy month. Here, net amount at risk equals the death benefit payable at the beginning of the policy month less the Fund
                             Value at that time.

     The policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. Where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Smoker and Nonsmoker Mortality Table D applies.) These rates are based on the age and underwriting class of each insured. They are also based on the gender of the insured, but unisex rates are used where appropriate under applicable law. Unisex rates apply to policies issued for delivery in the State of Montana. As of the date of this prospectus, we charge "current rates" that are lower (i.e.. less expensive) than the guaranteed rates. We may change current rates in the future. Like the guaranteed rates, the current rates also vary with the age, gender, smoking status, and underwriting class of each insured. In addition, they also vary with the policy duration. The cost of insurance rate generally increases with the age of each insured.

     If there have been increases in the Specified Amount, then for purposes of calculating the cost of insurance charge, the Fund Value will first be applied to the initial Specified Amount. If the Fund Value exceeds the initial Specified Amount, the excess will then be applied to any increase in Specified Amount in the order of the increases. If the death benefit equals the Fund Value multiplied by the applicable death benefit percentage, any increase in Fund Value will cause an automatic increase in the death benefit. The underwriting class and duration for such increase will be the same as that used for the most recent increase in Specified Amount (that has not been eliminated through a later decrease in Specified Amount).

Administrative Charge --     $7.50 per month

     This charge reimburses us for expenses associated with administration and maintenance of the policies. The charge is guaranteed never to exceed $7.50. We do not expect to profit from this charge.

Monthly per $1,000
Specified Amount Charge --   This charge applies for the first 10 years
                             following the issuance of the policy or an increase in the Specified Amount. The charge is made per $1,000 of Specified Amount based on issue age of the younger insured, smoking status and Specified
                             Amount. The monthly per $1,000 factors are shown in Appendix B.

Guaranteed Death Benefit
  Charge --                  If you elect the Guaranteed Death Benefit Rider,
                             you will be charged $0.01 per $1,000 of policy
                             Specified Amount and certain Rider amounts per month during the term of the Guaranteed Death
                             Benefit Rider. This charge is guaranteed never to exceed this amount.

Optional Insurance Benefits
  Charge --                  A monthly deduction for any other optional
                             insurance benefits added to the policy by rider.

Surrender Charge --          The Company will assess a surrender charge against
                             Fund Value upon a surrender of all or part of the
                             policy. The surrender charge is based on a factor
                             per $1,000 of initial Specified Amount (or upon an
                             increase in Specified amount) and grades from 100%
                             to zero over 11 years based on a schedule. The
                             factors per $1,000 vary by issue age, gender, and
                             underwriting class. The grading percentages (as
                             shown below) vary based on number of full years
                             since the Policy was issued (or since the increase
                             in Specified Amount). The maximum level of
                             surrender charge is $53.31 per $1,000 of Specified
                             Amount.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     POLICY YEAR                                     PERCENT
----------------------------------------------------------------------------------------------
                          1                                           100%
----------------------------------------------------------------------------------------------
                          2                                            90
----------------------------------------------------------------------------------------------
                          3                                            80
----------------------------------------------------------------------------------------------
                          4                                            70
----------------------------------------------------------------------------------------------
                          5                                            60
----------------------------------------------------------------------------------------------
                          6                                            50
----------------------------------------------------------------------------------------------
                          7                                            40
----------------------------------------------------------------------------------------------
                          8                                            30
----------------------------------------------------------------------------------------------
                          9                                            20
----------------------------------------------------------------------------------------------
                         10                                            10
----------------------------------------------------------------------------------------------
                    11 and later                                        0
----------------------------------------------------------------------------------------------

SURRENDER CHARGE

     The surrender charge is a contingent deferred load. It is a contingent load because it is assessed only if the policy is surrendered or if the policy lapses. It is a deferred load because it is not deducted from the premiums paid. The purpose of the surrender charge is to reimburse us for some of the expenses of distributing the policies.

Effect of Changes in
Specified Amount on the
  Surrender Charge --        The surrender charge will increase when a new
                             coverage segment of Specified Amount is created due to a requested increase in coverage. The surrender charge related to the increase will be computed in the same manner as the surrender charge for the original Specified Amount. It will reduce over the 11-year period following the increase. The new surrender charge for the policy will equal:

                             (1) The remaining part of the surrender charge for the original Specified Amount, plus

                             (2) The surrender charge related to the increase.

                             Decreases in Specified Amount have no effect on surrender charges.

CORPORATE PURCHASERS

     The policy is available for purchase by individuals, trusts, corporations and other organizations. Corporate or other group or sponsored arrangements purchasing one or more policies may receive a reduction in charges. The Company may reduce the amount of the sales charge, surrender charge, or other charges where the expenses associated with the policy or policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement, from the amount of the initial premium payment or payments, or the amount of projected premium payments.

TRANSACTION AND OTHER CHARGES

     - Partial Surrender Fee -- $10

     - Transfer of Fund Value -- $25 (at option of the Company) currently $0

     The partial surrender fee is guaranteed not to exceed $10. Currently, we do not charge for transfers of Fund Value between the subaccounts. However, we reserve the right to assess a $25 charge on transfers. This would include telephone transfers, if we permit them.

     We may charge the subaccounts for federal income taxes that are incurred by us and are attributable to MONY America Variable Account L and its subaccounts. No such charge is currently assessed. See "Charge for Company Income Taxes," page 48.

     We will bear the direct operating expenses of MONY America Variable Account
L. The subaccounts purchase shares of the corresponding portfolio of the underlying Fund. The Fund's expenses are not fixed or specified under the terms of the policy.

FEES AND EXPENSES OF THE FUNDS

     The Fund and each of its portfolios incur certain charges including the investment advisory fee and certain operating expenses. These fees and expenses vary by portfolio and are set forth below. Their Boards govern the Funds. The advisory fees are summarized at pages 4-5. Fees and expenses of the Funds are described in more detail in the Funds' prospectuses.

     Information contained in the following table was provided by the respective Funds and has not been independently verified by us.
--------------------------------------------------------------------------------

PRO FORMA ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1998
------------------------------------------------------------------------------------------------------------
                                                                     OTHER EXPENSES
                                                                        (AFTER
     FUND/PORTFOLIO                            MANAGEMENT FEES       REIMBURSEMENT)           TOTAL EXPENSES
------------------------------------------------------------------------------------------------------------
     MONY SERIES FUND, INC.
------------------------------------------------------------------------------------------------------------
     Intermediate Term Bond Portfolio               .50%                  .11%(1)                 .61%
------------------------------------------------------------------------------------------------------------
     Long Term Bond Portfolio                       .50%                  .07%(1)                 .57%
------------------------------------------------------------------------------------------------------------
     Government Securities Portfolio                .50%                  .13%(1)                 .63%
------------------------------------------------------------------------------------------------------------
     Money Market Portfolio                         .40%                  .05%(1)                 .45%
------------------------------------------------------------------------------------------------------------
     ENTERPRISE ACCUMULATION TRUST
------------------------------------------------------------------------------------------------------------
     Equity Portfolio                               .78%                  .05%(2)                 .83%
------------------------------------------------------------------------------------------------------------
     Small Company Value Portfolio                  .80%                  .05%(2)                 .85%
------------------------------------------------------------------------------------------------------------
     Managed Portfolio                              .72%                  .04%(2)                 .76%
------------------------------------------------------------------------------------------------------------
     International Growth Portfolio                 .85%                  .37%(2)                1.22%
------------------------------------------------------------------------------------------------------------
     High Yield Bond Portfolio                      .60%                  .12%(2)                 .72%
------------------------------------------------------------------------------------------------------------
     Small Company Growth Portfolio                1.00%                  .40%(3)                1.40%
------------------------------------------------------------------------------------------------------------
     Equity Income Portfolio                        .75%                  .30%(3)                1.05%
------------------------------------------------------------------------------------------------------------
     Capital Appreciation Portfolio                 .75%                  .55%(3)                1.30%
------------------------------------------------------------------------------------------------------------
     Growth and Income Portfolio                    .75%                  .30%(3)                1.05%
------------------------------------------------------------------------------------------------------------
     Growth Portfolio                               .75%                  .40%(3)                1.15%
------------------------------------------------------------------------------------------------------------

1. Expenses also include custodial credit percentages as follows: Intermediate Term Bond -- .009%; Long Term Bond -- .005%; Government Securities -- .012%; and Money Market -- .004%. Absent custodial credits, expenses would have been as follows: Intermediate Term Bond -- .62%, Long Term Bond -- .58%, Government Securities -- .64%, Money Market -- .45%.

2. Reflects expense reimbursements in effect since May 1, 1996. Absent these expense reimbursements, expenses would have been as follows: Equity -- .83%, Small Company Value -- .85%, Managed -- .76%, International Growth -- 1.22%, and High Yield Bond -- .72%. The Equity, Small Company Value, and Managed Portfolio reimbursements relate to mutual fund accounting expense.

3. Subaccounts purchasing shares of the Small Company Growth, Equity Income, Capital Appreciation, Growth and Income, and Growth Portfolios commenced operations on December 1, 1998. Absent these expense reimbursements, expenses would have been as follows: Small Company Growth -- 60.67%, Equity
   Income -- 66.67%, Capital Appreciation -- 63.71%, Growth and
   Income -- 60.68%, Growth -- 25.33%. The Small Company Growth, Equity Income, Capital Appreciation, Growth, and Growth and Income Portfolio reimbursements relate to operating expenses.

GUARANTEE OF CERTAIN CHARGES

     We guarantee that certain charges will not increase. This includes:

          (1) Mortality and expense risk charge.

          (2) Administrative charge.

          (3) Per $1,000 Specified Amount charge.

          (4) Sales charge.

          (5) Guaranteed cost of insurance rates.

          (6) Surrender charge.

          (7) Partial surrender fee.

     Any changes in the current cost of insurance charges or charges for optional insurance benefits will be made based on the class of the insured. Changes will be based on changes in:

          (1) Future expectations with respect to investment earnings,

          (2) Mortality,

          (3) Length of time policies will remain in effect,

          (4) Expenses, and

          (5) Taxes.

     In no event will they exceed the guaranteed rates defined in the policy.

                               OTHER INFORMATION

FEDERAL INCOME TAX CONSIDERATIONS

     The following provides a general description of the federal income tax considerations relating to the policy. This discussion is based upon our understanding of the present federal income tax laws as the Internal Revenue Service ("IRS") currently interprets them. This discussion is not intended as tax advice. Tax laws are very complex and tax results will vary according to your individual circumstances. A person considering the purchase of the policy may need tax advice. It should be understood that these comments on federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the policy. Special rules that are not discussed here may apply in certain situations. We make no representation as to the likelihood of continuation of federal income tax or estate or gift tax laws or of the current interpretations of the IRS or the courts. Future legislation may adversely affect the tax treatment of life insurance policies or other tax rules that we describe here or that relate directly or indirectly to life insurance policies. Our comments do not take into account any state or local income tax considerations that may be involved in the purchase of the policy.

  Definition of Life Insurance

     Under section 7702 of the Internal Revenue Code (the "Code"), a policy will be treated as a life insurance policy for federal tax purposes if (a) a policy is considered to be life insurance under applicable law and (b) one of two alternate tests are met. The two alternative tests are:

          (1) "Cash Value Accumulation Test"

          (2) "Guideline Premium/Cash Value Corridor Test"

     When you apply for a policy you will irrevocably choose which of these two tests will be applied to your policy.

     If your policy is tested under the Guideline Premium/Cash Value Corridor Test. This test provides for, among other things:

          (1) A maximum allowable premium per thousand dollars of death benefit, known as the "guideline annual premium," and

          (2) A minimum ongoing "corridor" of death benefit in relation to the Fund Value of the policy, known as the "death benefit percentage."

See Appendix A, for a table of the Guideline Premium/Cash Value Corridor Test factors. If your policy is tested under the Cash Value Accumulation Test, a table of factors will be shown in your policy.

     We believe that the policy meets this statutory definition of life insurance and hence will receive federal income tax treatment consistent with that of fixed life insurance. Thus, the death benefit should be excludable from the gross income of the beneficiary (whether the beneficiary is a corporation, individual or other entity) under Section 101 (a) (1) of the Code for purposes of the regular federal income tax. You generally should not be considered to be in constructive receipt of the cash values under the policy until a full surrender, maturity of the policy, or a partial surrender. In addition, certain policy loans may be taxable in the case of policies that are modified endowment contracts. Prospective policy owners that intend to use policies to fund deferred compensation arrangements for their employees are urged to consult their tax advisors with respect to the tax consequences of such arrangements. Prospective corporate owners should consult their tax advisors about the treatment of life insurance in their particular circumstances for purposes of the alternative minimum tax applicable to corporations.

  Tax Treatment of Policies

     The Technical and Miscellaneous Revenue Act of 1988 established a new class of life insurance contracts referred to as modified endowment contracts. A life insurance contract becomes a "modified endowment contract" if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, which if paid for each of the first seven years, will fully pay for all future death and endowment benefits under a contract.

Example:  "Seven-pay" premium = $1,000
         Maximum premium to avoid "modified endowment" treatment = First year -- $1,000
         Through first two years -- $2,000
         Through first three years -- $3,000 etc.

Under this test, a policy may or may not be a modified endowment contract. The outcome depends on the amount of premiums paid during each of the policy's first seven contract years. Changes in benefits may require testing to determine if the policy is to be classified as a modified endowment contract. A modified endowment contract is treated differently for tax purposes then a conventional life insurance contract.

  Conventional Life Insurance Policies

     If a policy is not a modified endowment contract distributions are treated as follows. Upon a full surrender or maturity of a policy for its Cash Value, the excess if any, of the Cash Value plus Outstanding Debt minus by cost basis under a policy will be treated as ordinary income for federal income tax purposes. A policy's cost basis will usually equal the premiums paid less any premiums previously recovered through partial surrenders. Under Section 7702 of the Code, special rules apply to determine whether part or all the cash received through partial surrenders in the first 15 policy years is paid out of the income of the policy and therefore subject to income tax. Cash distributed to a policy owner on partial surrenders occurring more than 15 years after the policy date will be taxable as ordinary income to the policy owner to the extent that it exceeds the cost basis under a policy.

     We believe that loans received under policies that are not modified endowment contracts will be treated as indebtedness of the owner. Thus, no part of any loan under the policy will constitute income to the owner until the policy matures, unless the policy is surrendered before it matures. Interest paid (or accrued by an accrual basis taxpayer) on a loan under a policy that is not a modified endowment contract may be deductible. Deductibility will be subject to several limitations, depending upon (1) the use to which the proceeds are put and (2) the tax rules applicable to the policy owner. If, for example, an individual who uses the proceeds of a loan for business or investment purposes, may be able to deduct all or part of the interest expense. Generally, if an individual uses the policy loan for personal purposes, the interest expense is not deductible. The deductibility of loan interest (whether incurred under a policy loan or other indebtedness) also may be subject to other limitations.

     For example, the interest may be deductible to the extent that the interest is attributable to the first $50,000 of the Outstanding Debt where:

     - The interest is paid (or accrued by an accrual basis taxpayer) on a loan under a policy, and

     - The policy covers the life of an officer, employee, or person financially interested in the trade or business of the policy owners.

     Other tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

  Modified Endowment Contracts

     Pre-death distributions from modified endowment contracts may result in taxable income. Upon full surrender or maturity of the policy, the policy owner would recognize ordinary income for federal income tax purposes. Ordinary income will equal the amount by which the Cash Value plus Outstanding Debt exceeds the investment in the policy. (The investment in the policy is usually the premiums paid plus certain pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income.) Upon partial surrenders and policy loans the policy owner would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on the policy. The amount allocated to income is the amount by which the Fund Value of the policy exceeds investment in the policy immediately before distribution. The tax law provides for aggregation of two or more policies classified as modified endowment contracts if:

          (1) The policies are purchased from any one insurance company (including the Company), and

          (2) The purchases take place during a calendar year.

The policies are aggregated for the purpose of determining the part of the pre-death distributions allocable to income on the policies and the part allocable to investment in the policies.

     Amounts received under a modified endowment contract that are included in gross income are subject to an additional tax. This additional tax is equal to 10% of the amount included in gross income, unless an exception applies. The 10% additional tax does not apply to any amount received:

          (1) When the taxpayer is at least 59 1/2 years old;

          (2) Which is attributable to the taxpayer becoming disabled; or

          (3) Which is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

     A contract may not be a modified endowment contract originally but may become one later. Treasury Department regulations, yet to be prescribed, cover pre-death distributions received in anticipation of the policy's failure to meet the seven-pay premium test. These distributions are to be treated as pre-death distributions from a modified endowment contract (and, therefore, are to be taxed as described above). This treatment is applied even though the policy was not yet a modified endowment contract. The Code defines a distribution in anticipation of failing the test as one made within two years of the policy being classified as a modified endowment contract.

     It is unclear whether interest paid (or accrued by an accrual basis taxpayer) on Outstanding Debt with respect to a modified endowment contract constitutes interest for federal income tax purposes. If it does constitute interest, its deductibility will be subject to the same limitations as conventional life insurance contracts (see "Federal Income Tax Considerations -- Conventional Life Insurance Policies," page 45.)

  Reasonableness Requirement for Charges

     The tax law also deals with allowable mortality costs and other expenses used in the calculations to determine whether a contract qualifies as life insurance for income tax purposes. For policies entered into on or after October 21, 1988, the calculations must be based upon, (1) reasonable mortality charges, and (2) other charges reasonably expected to be paid. The Treasury Department is expected to declare regulations governing reasonableness standards for mortality charges. We believe our mortality costs and other expenses used in these calculations meet the current requirements. It is possible that future regulations will contain standards that would require us to modify our mortality charges for these calculations. We reserve the right to make modifications to retain the policy's qualification as life insurance for federal income tax purposes.

  Riders, Policy Changes, and Transfers

     Certain benefits permit the splitting of the policy into two other individual policies upon:

     - Divorce

     - Business Dissolution

     - Certain changes in the Federal estate tax law

The splitting of a policy could have adverse tax consequences. Consequences include, but are not limited to, the recognition of taxable income in an amount up to any gain in the policy at the time of the split.

     In order for the Beneficiary to receive certain tax treatment discussed in the previous sections above, the policy must initially qualify and continue to qualify as life insurance under Sections 7702 and 817(h) of the Code. To qualify the policy as life insurance for tax purposes the Company may:

     - Make changes in the policy or Riders, or

     - Make distributions from the policy to the extent considered necessary.

Any such change will uniformly apply to all policies that are affected. The policy owner will be given advance notice of such changes.

     Special tax rules may apply to the transfer of ownership of a policy. Consult a qualified tax adviser before any transfer of the policy.

  Other Employee Benefit Programs

     Complex rules may apply when a policy is held by an employer or a trust, or acquired by an employee, to provide for employee benefits. These policy owners also must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law. The lack of insurable interest may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes. It may also affect the right of the beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure, and fiduciary obligations under the Employee Retirement Income Security Act of 1974 (ERISA). The policy owner's legal advisor should be consulted to address these issues.

  Diversification Requirements

     To comply with regulations under Section 817(h) of the Code, each portfolio is required to diversify its investments. Generally, on the last day of each quarter of a calendar year,

          (1) No more than 55% of the value of the portfolio's assets can be represented by any one investment,

          (2) No more than 70% can be represented by any two investments,

          (3) No more than 80% can be represented by any three investments, and

          (4) No more than 90% can be represented by any four investments.

Securities of a single issuer generally are treated for purposes of Section 817(h) as a single investment. However, for this purpose, each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent guaranteed and insured) by the U.S. or by an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, as applicable.

     Currently, for federal income tax purposes, the portfolio shares underlying the policies are owned by the Company and not by you or any beneficiary. However, no representation is or can be made regarding the likelihood of the continuation of current interpretations by the IRS.

  Other

     Federal estate and gift and state and local estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the jurisdiction and the circumstances of each owner or beneficiary.

     For complete information on federal, state, local and other tax considerations, a qualified tax advisor should be consulted.

               THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING
                          THE TAX STATUS OF ANY POLICY

CHARGE FOR COMPANY INCOME TAXES

     For federal income tax purposes, variable life insurance generally is treated in a manner consistent with fixed life insurance. The Company will review the question of a charge to the Variable Account for the Company's federal income taxes periodically. A charge may be made for any federal income taxes incurred by the Company that are attributable to the Variable Account. This might become necessary if:

          (1) The tax treatment of the Company is ultimately determined to be other than what the Company currently believes it to be,

          (2) There are changes made in the federal income tax treatment of variable life insurance at the insurance company level, or

          (3) There is a change in the Company's tax status.

     Under current laws, the Company may incur state and local taxes (in addition to premium taxes imposed by the states) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws or in the cost to the Company, the Company reserves the right to charge the Account for any such taxes attributable to the Account.

VOTING OF FUND SHARES

     Based on its view of present applicable law, the Company will exercise voting rights attributable to the shares of each portfolio of the Funds held in the subaccounts. We will exercise such rights at any regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the Investment Company Act of 1940. Our will exercise of these voting rights will be based on instructions received from persons having the voting interest in corresponding subaccounts of MONY America Variable Account L. We may elect to vote the shares of the Funds in our own right if:

          (1) The Investment Company Act of 1940 or any regulations thereunder is amended, or

          (2) The present interpretation of the Act should change, and

          (3) As a result we determine that it is permitted to vote the shares of the Funds in our own right.

     The person having the voting interest under a policy is the policy owner. Unless otherwise required by applicable law, a policy owner will have the right to instruct for the number of votes of any portfolio determined by dividing his or her Fund Value in the subaccount that corresponds to the portfolio by $100. Fractional votes will be counted. The number policy owner votes will be determined as of the date set by the Company. However, such date will not be more than 90 days prior to the date established by the corresponding Fund for determining shareholders eligible to vote at that Fund's meeting. If required by the Securities and Exchange Commission, the Company reserves the right to determine the voting rights in a different fashion. Voting instructions may be cast in person or by proxy.

     If the Company does not receive voting instructions from the policy owner on time, the Company will vote his or her votes. The Company will vote in the same proportion as voting instructions received on time for all policies participating in that subaccount. The Company will also exercise the voting rights from assets in each subaccount, which are not otherwise attributable to policy owners. These votes will be exercised in the same proportion as the voting instructions that are received on time for all policies participating in that subaccount. Generally, the Company will vote any voting rights attributable to shares of portfolios of the Funds held in its General Account. These votes will be exercised in the same proportion as the aggregate votes cast with respect to shares of portfolios of the Funds held by MONY America Variable Account L and other separate accounts of the Company.

DISREGARD OF VOTING INSTRUCTIONS

     The Company may disregard voting instructions when required by state insurance regulatory authorities, if, (1) the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio, or (2) to approve or disapprove an investment advisory contract. In addition, the Company itself may disregard voting instructions of changes initiated by policy owners in the investment policy or the investment adviser (or portfolio manager) of a portfolio. The Company's disapproval of such change must be reasonable and must be based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purpose, and considering the effect the change would have on the Company. If Company does disregard voting instructions; a summary of that action and the reasons for such action will be included in the next report to policy owners.

REPORT TO POLICY OWNERS

     A statement will be sent at least annually to each policy owner setting forth:

          (1) A summary of the transactions which occurred since the last statement, and

          (2) Indicating the death benefit, Specified Amount, Fund Value, Cash Value, and any Outstanding Debt.

In addition, the statement will indicate the allocation of Fund Value among the Guaranteed Interest Account, the Loan Account and the subaccounts, and any other information required by law. Confirmations will be sent out upon premium payments, transfers, loans, loan repayments, withdrawals, and surrenders.

     Each policy owner will also receive an annual and a semiannual report containing financial statements for MONY America Variable Account L and the Funds. The Funds' statement will include a list of the portfolio securities of the Funds, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

SUBSTITUTION OF INVESTMENTS AND RIGHT TO CHANGE OPERATIONS

     The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by or may be purchased by MONY America Variable Account L or any of its other separate accounts. The Company may substitute shares of another portfolio of the Funds or of a different fund for shares already purchased, or to be purchased in the future under the policies if:

          (1) Shares of any or all of the portfolios of the Funds should no longer be available for investment or,

          (2) In the judgment of the Company's management, further investment in shares of any or all portfolios of the Funds should become inappropriate in view of the purposes of the policies.

     Where required, the Company will not substitute any shares attributable to a policy owner's interest in MONY America Variable Account L without notice, policy owner approval, or prior approval of the Securities and Exchange Commission. The Company will also follow the filing or other procedures established by applicable state insurance regulators. Applicable state insurance regulators include the Commissioner of Insurance of the State of Arizona.

     The Company also reserves the right to establish additional subaccounts of MONY America Variable Account L. Each additional subaccount would invest in (1) a new portfolio of the Funds, or (2) in shares of another investment company, a portfolio thereof, or (3) another suitable investment vehicle, with a specified investment objective. New subaccounts may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Subaccounts will be made available to existing Policy Owners on a basis to be determined by the Company. The Company may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

     If a substitution or change is made, the Company may make changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If the Company considers it to be in the best interests of persons having voting rights under the policies, MONY America Variable Account L may:

          (1) Be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law,

          (2) Be deregistered under that Act if such registration is no longer required, or

          (3) Be combined with other separate accounts of the Company or an affiliate thereof.

Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of MONY America Variable Account L.

CHANGES TO COMPLY WITH LAW

     The Company reserves the right to make any change without consent of policy owners to the provisions of the policy to comply with, or give policy owners the benefit of, any Federal or State statute, rule, or regulation. Federal and State laws include but not limited to requirements for life insurance contracts under the Internal Revenue Code, and regulations of the United States Treasury Department or any state.

                            PERFORMANCE INFORMATION

     We may advertise the performance of MONY America Variable Account L subaccounts. We will also report performance to policy owners and may make performance information available to prospective purchasers. This information will be presented in compliance with applicable law.

     Performance information may show the change in a policy owner's Fund Value in one or more subaccounts, or as a change in a policy owner's death benefit. Performance information may be expressed as a change in a policy owner's Fund Value over time or in terms of the average annual compounded rate of return on the policy owner's Fund Value. Such performance is based upon a hypothetical policy in which premiums have been allocated to a particular subaccount of the MONY America Variable Account L over certain periods of time that will include one, five and ten years, or from the commencement of operation of the subaccount of the MONY America Variable Account L if less than one, five, or ten years. Any such quotation may reflect the deduction of all applicable charges to the policy including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The quotation may also reflect the deduction of the surrender charge, if applicable, by assuming surrender at the end of the particular period. However, other quotations may simultaneously be given that do not assume surrender and do not take into account deduction of the surrender charge.

     Performance information for MONY America Variable Account L may be compared, in advertisements, sales literature, and reports to policy owners to:

          (1) Other variable life separate accounts or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria, and

          (2) The Consumer Price Index (measure for inflation) to assess the real rate of return from the purchase of a policy.

Reports and promotional literature may also contain the Company's rating or a rating of the Company's claim paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

     Performance information for any subaccount of MONY America Variable Account L reflects only the performance of a hypothetical policy whose Fund Value is allocated to MONY America Variable Account L during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolios of the Funds in which MONY America Variable Account L invests. The market conditions during the given period of time should not be considered as a representation of what may be achieved in the future.

                        THE GUARANTEED INTEREST ACCOUNT

     You may allocate all or a portion of your net premiums and transfer Fund Value to the Guaranteed Interest Account of the Company. Amounts allocated to the Guaranteed Interest Account become part of the "General Account" of the Company, which supports insurance and annuity obligations. The amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. Descriptions of the Guaranteed Interest Account are included in this Prospectus for the convenience of the purchaser. The Guaranteed Interest Account and the General Account of the Company have not been registered under the Securities Act of 1933 and the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Guaranteed Interest Account, see the policy.

GENERAL DESCRIPTION

     Amounts allocated to the Guaranteed Interest Account become part of the General Account of Company which consists of all assets owned by the Company other than those in MONY America Variable Account L and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

     You may elect to allocate net premiums to the Guaranteed Interest Account, MONY America Variable Account L, or both. You may also transfer Fund Value from the subaccounts of MONY America Variable Account L to the Guaranteed Interest Account or from the Guaranteed Interest Account to the subaccounts. The Company guarantees that the Fund Value in the Guaranteed Interest Account will be credited with a minimum interest rate of 0.0121% daily, compounded daily, for a minimum effective annual rate of 4.5%. Such interest will be paid regardless of the actual investment experience of the Guaranteed Interest Account. In addition, Company may in its sole discretion declare current interest in excess of the 4.5% annual rate. (The portion of a Policy Owner's Fund Value that has been used to secure Outstanding Debt will be credited with a guaranteed interest rate of 0.0121% daily, compounded daily, for a minimum effective annual rate of 4.5%.)

     The Company bears the full investment risk for the Fund Value allocated to the Guaranteed Interest Account.

DEATH BENEFIT

     The death benefit under the policy will be determined in the same fashion if you have Fund Value in the Guaranteed Interest Account or Fund Value in the subaccounts. The death benefit under Option 1 will be equal to the Specified Amount of the Policy or, if greater, Fund Value on the date of death of the last surviving insured multiplied by a death benefit percentage. Under Option 2, the Death Benefit will be equal to the Specified Amount of the Policy plus the Fund Value or, if greater, Fund Value on the date of death of the last surviving insured multiplied by a death benefit percentage. See "Death Benefits under the
Policy," page        .

POLICY CHARGES

     Deductions from premium, monthly deductions from the Fund Value, and surrender charges will be the same if you allocate net premiums or transfer Fund Value to the Guaranteed Interest Account or allocate net premiums to the subaccounts. These charges include the sales and tax charges; the charges for the cost of insurance, administrative charge, per $1,000 of Specified Amount charge, the charge for any optional insurance benefits added by Rider, and the surrender charge. Fees for partial surrenders and, if applicable, transfer charges, will also be deducted from the Guaranteed Interest Account.

     You will not directly or indirectly pay charges applicable to the portfolios, including the operating expenses of the portfolios, and the investment advisory fee charged by the portfolio managers if your Fund Value is allocated to the Guaranteed Interest Account. Likewise, the mortality and expense risk charge applicable to the Fund Value allocated to the subaccounts is not deducted from Fund Value allocated to the Guaranteed Interest Account. Any amounts that the Company pays for income taxes allocable to the subaccounts will not be charged against the Guaranteed Interest Account. However, it is important to remember that you will not participate in the investment experience of the subaccounts to the extent that Fund Values are allocated to the Guaranteed Interest Account.

TRANSFERS

     Amounts may be transferred after the Right to Return Policy Period from the subaccounts to the Guaranteed Interest Account and from the Guaranteed Interest Account to the subaccounts, subject to the following limitations.

     - Transfers to the Guaranteed Interest Account may be made at any time and in any amount.

     - Transfers from the Guaranteed Interest Account to the subaccounts are limited to one in any policy year.

     - Transfers from the Guaranteed Interest Account may only be made during the time period which begins on the policy anniversary and which ends 30 days after the policy anniversary.

If the transfer request is received on the policy anniversary, it will be processed as of the policy anniversary. If the transfer request is received within 30 days after the policy anniversary, the transfer will be effective as of the close of business on the day received if it is a Business Day. If it is not a Business Day, then at the close of business on the next day which is a Business Day. Any request received within 10 days before the policy anniversary will be considered received on the policy anniversary. Any transfer requests received at other times will not be honored, and will be returned to the policy owner.

     Currently there is no charge imposed upon transfers; however, the Company reserves the right to assess such a charge in the future.

SURRENDERS AND POLICY LOANS

     You may also make full surrenders and partial surrenders from the Guaranteed Interest Account to the same extent as if you had invested in the subaccounts. See "Full Surrender," page 34 and "Partial Surrender", page 35. Transfers and surrenders payable from the Guaranteed Interest Account, and the payment of policy loans allocated to the Guaranteed Interest Account, may be delayed for up to six months. However, the Company will not delay payment of surrenders or loans, the proceeds of which will be used to pay premiums on the policy.

                             MORE ABOUT THE POLICY

OWNERSHIP

     The policy owner is the individual named as such in the application or in any later change shown in the Company's records. While either or both of the insureds is living, the policy owner alone has the right to receive all benefits and exercise all rights that the policy grants or the Company allows.

  Joint Owners

     If more than one person is named as policy owner, they are joint owners. Any policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person's estate, unless otherwise provided.

BENEFICIARY

     The beneficiary is the individual named as such in the application or any later change shown in the Company's records. The policy owner may change the beneficiary at any time during the life of the insured by written request on forms provided by the Company. The Company must receive the request at its administrative office. The change will be effective as of the date this form is signed. Contingent and/or concurrent beneficiaries may be designated. The policy owner may designate a permanent beneficiary, whose rights under the policy cannot be changed without his or her consent. Unless otherwise provided, if no designated beneficiary is living upon the death of the last surviving insured, the policy owner or the policy owner's estate is the beneficiary.

     The Company will pay the death benefit proceeds to the beneficiary. Unless otherwise provided, the beneficiary must be living when the last surviving insured dies to receive the proceeds.

  The Policy

     This Policy is a contract between the policy owner and the Company. The entire contract consists of the policy, a copy of the initial application, all subsequent applications to change the policy, any endorsements, all riders, and all additional policy information sections (specification pages) added to the policy.

NOTIFICATION AND CLAIMS PROCEDURES

     Any election, designation, change, assignment, or request made by you must be in writing on a form acceptable to the Company. The Company is not liable for any action taken before such written notice is received and recorded. The Company may require that the policy be returned for any policy change or upon its surrender.

     If the last surviving insured dies while the policy is in effect, notice should be given to the Company as soon as possible. Claim procedure instructions will be sent immediately. As due proof of death, the Company may require proof of age and a certified copy of a death certificate. The Company may also require the beneficiary and the last surviving insured's next of kin to sign authorizations as part of this process. These authorization forms allow the Company to obtain information about the insured, including but not limited to medical records of physicians and hospitals used by the insured.

PAYMENTS

     Within seven days after the Company receives all the information needed for processing a payment, the Company will:

          (1) Pay death benefit proceeds,

          (2) Pay the Cash Value on surrender, partial surrenders and loan proceeds based on allocations made to the subaccounts, and

          (3) Effect a transfer between subaccounts or from the Variable Account to the Guaranteed Interest Account.

     However, the Company can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the subaccounts if:

     - The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

     - An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.

PAYMENT PLAN/SETTLEMENT PROVISIONS

     Maturity or surrender benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured. Death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the beneficiary. The monthly payments consisting of proceeds plus interest will be paid in equal installments for at least ten years. The purchase rates for the payment plan are guaranteed not to exceed those shown in the policy, but current rates that are lower (i.e., providing greater income) may be established by the Company from time to time. This benefit is not available if the income would be less than $25 per payment or if the proceeds are less than $1,000. Maturity or surrender benefits or death benefit proceeds may be used to purchase any other payment plan that the Company makes available at that time.

PAYMENT IN CASE OF SUICIDE

     If either insured dies by suicide, (1) while sane or insane, (2) within two years from the policy date or reinstatement date, the Company will limit the death benefit proceeds to the premium payments less any partial surrender amounts (and their fees) and any Outstanding Debt. If an insured dies by suicide, (1) while sane or insane, (2) within two years of the effective date of any increase in the Specified Amount, the Company will refund the cost of insurance charges made with respect to such increase.

This provision may not be applicable in all states.

ASSIGNMENT

     You may assign your policy as collateral security for a loan or other obligation. No assignment will bind the Company unless the original, or a copy, is received at the Company's administrative office. The assignment will be effective only when recorded by the Company. An assignment does not change the ownership of the policy. However, after an assignment, the rights of any policy owner or beneficiary will be subject to the assignment. The entire policy, including any attached payment option or rider, will be subject to the assignment. The Company will rely solely on the assignee's statement as to the amount of the assignee's interest. The Company will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this policy grants except (a) the right to change the policy owner or beneficiary, and (b) the right to elect a payment option. Assignment of a policy that is a modified endowment contract may generate taxable income. (See "Federal
Income Tax Considerations", page        .)

ERRORS ON THE APPLICATION

     If the age or gender of an insured has been misstated, the death benefit under this policy will be the greater of:

          (1) What would be purchased by the most recent cost of insurance charge at the correct age and gender, or

          (2) The death benefit derived by multiplying the Fund Value by the death benefit percentage for the correct age and gender.

If unisex cost of insurance rates apply, no adjustment will be made for a misstatement of gender. See "Monthly Deductions From Fund Value -- Cost of Insurance," page 40.

INCONTESTABILITY

     The Company may contest the validity of this policy if any material misstatements are made in the application. However, the policy will be incontestable as follows:

          (1) The initial Specified Amount cannot be contested after the policy has been in force during an insured's lifetime for two years from the policy date; and

          (2) An increase in the Specified Amount or any reinstatement cannot be contested after the increase or the reinstated policy has been in force during an insured's lifetime for two years from its effective date.

This provision may not be applicable in all states.

POLICY ILLUSTRATIONS

     Upon request, the Company will send you an illustration of future benefits under the policy based on both guaranteed and current cost assumptions.

DISTRIBUTION OF THE POLICY

     MONY Securities Corporation ("MSC"), a wholly owned subsidiary of MONY Life Insurance Company, is principal underwriter (distributor) of the policies. MSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The policies are sold by individuals who are registered representatives of MSC and who are also licensed as life insurance agents for the Company. The policies may also be sold through other broker/dealers authorized by MSC and applicable law to do so.

     Except where MSC has authorized other broker/dealers to sell the policies (as described in the preceding paragraph), compensation payable for the sale of the policies will be based upon the following schedule. After issue of the Contract, commissions will equal at most 50 percent of premiums paid up to a maximum amount. Thereafter, commissions will equal at most 3.0 percent of any additional premiums plus, on the sixth and each succeeding quarterly anniversary for so long as the policy shall remain in effect, an annualized rate of 0.15 percent of the Fund Value of the policy. Upon any subsequent increase in Specified Amount, commissions will equal at most 50 percent of premiums paid on or after the increase up to a maximum amount. Thereafter, commissions will return to no more than the 3.0 percent level. Further, registered representatives may be eligible to receive certain bonuses and other benefits based on the amount of earned commissions.

     In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by Company, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise. Company makes no separate deductions, other than previously described, from premiums to pay sales commissions or sales expenses.

                             MORE ABOUT THE COMPANY

MANAGEMENT

     The directors and officers of the Company are listed below. The business address for all directors and officers of MONY Life Insurance Company of America is 1740 Broadway, New York, New York 10019. All of the officers and directors have held their respective positions listed below for five or more years.

Current Officers and Directors are:

NAME                                                          POSITION AND OFFICES WITH DEPOSITOR
----                                                          -----------------------------------
Michael I. Roth.........................................    Director, Chairman and Chief Executive
                                                            Officer
Samuel J. Foti..........................................    Director, President and Chief Operating
                                                            Officer
Richard E. Connors......................................    Director
Richard Daddario........................................    Director, Vice President and Controller
Phillip A. Eisenberg....................................    Director, Vice President and Actuary
Margaret G. Gale........................................    Director, Vice President
Michael Slipowitz.......................................    Vice President
Stephen J. Hall.........................................    Director
Edward E. Hill..........................................    Vice President -- Chief Compliance
                                                            Officer
Evelyn L. Peos..........................................    Vice President
Kenneth M. Levine.......................................    Director and Executive Vice President
David S. Waldman........................................    Secretary
David V. Weigel.........................................    Treasurer
Sam Chiodo..............................................    Vice President
Charles P. Leone........................................    Director, Vice President and Chief
                                                            Corporate Compliance Officer

     No officer or director listed above receives any compensation from MONY America Variable Account L. The Company or any of its affiliates has paid no separately allocable compensation to any person listed for services rendered to the Account.

     Biographical information for each of the individuals listed in the above table is set forth below.

     DIRECTORS AND EXECUTIVE OFFICERS. Set forth below is a description of the business positions during at least the past five years for the directors and the executive officers of the Company.

     Michael I. Roth is Director, Chairman of the Board and Chief Executive Officer of the Company. He is Chairman of the Board (since July 1993) and Chief Executive Officer (since January 1993) of MONY and has been a Trustee since May 1991. Mr. Roth is also a director of the following subsidiaries of MONY: 1740 Advisers, Inc. (since December 1992) and MONY CS, Inc. (since December 1989). He has also served as MONY's President and Chief Executive Officer (from January 1993 to July 1993), President and Chief Operating Officer (from January 1991 to January 1993) and Executive Vice President and Chief Financial Officer (from March 1989 to January 1991). Mr. Roth has been with MONY for 9 years. Mr. Roth also served on the board of directors of the American Council of Life Insurance and serves on the boards of directors of the Life Insurance Council of New York, Insurance Marketplace Standards Association, Enterprise Foundation (a charitable foundation which develops housing not affiliated with the Enterprise Group of Funds), Metropolitan Development Association of Syracuse and Central New York, Enterprise Group of Funds, Inc., Enterprise Accumulation Trust, Pitney Bowes, Inc. and Promus Hotel Corporation.

     Samuel J. Foti is Director, President and Chief Operating Officer of the Company. He is President and Chief Operating Officer (since February 1994) of MONY and has been a Trustee since January 1993. Mr. Foti is also a director of the following subsidiaries of MONY: MONY Brokerage, Inc. (since January 1990), MONY International Holdings, Inc. (since October 1994), MONY Life Insurance Company of the Americas, Ltd., (since December 1994) and MONY Bank & Trust Company of the Americas, Ltd. (since December 1994). He has also served as MONY's Executive Vice President (from January 1991 to February 1994) and Senior Vice President (from April 1989 to January 1991). Mr. Foti has been with MONY for 10 years. Mr. Foti also serves on the board of directors of the Life Insurance Marketing and Research Association, where he served as Chairman from October 1996 through October 1997, Enterprise Group of Funds, Inc., Enterprise Accumulation Trust and The American College.

     Richard Daddario is Director, Vice President and Controller of the Company. He is Executive Vice President and Chief Financial Officer (since April 1994) of MONY. Mr. Daddario is also a director of the following subsidiaries of MONY:
MONY Brokerage, Inc. (since June 1997) and MONY Life Insurance Company of the Americas, Ltd. (since December 1997). He has also served as MONY's Chief Financial Officer (from January 1991 to present) and Senior Vice President (from July 1989 to April 1994). Mr. Daddario has been with MONY for 9 years.

     Kenneth M. Levine is Director and Executive Vice President of the Company. He is Executive Vice President (since February 1990) and Chief Investment Officer (since January 1991) of MONY and has been a Trustee since May 1994. Mr. Levine is also a director of the following subsidiaries of MONY: 1740 Advisers, Inc. (since December 1989), MONY Funding, Inc. (since October 1991), MONY Realty Partners, Inc. (since October 1991) and 1740 Ventures, Inc. (since October
1991). He has also served as MONY's Senior Vice President -- Pensions (from January 1988 to February 1990). Prior to that time, Mr. Levine held various management positions within MONY. Mr. Levine has been with MONY for 25 years.

     Richard E. Connors is Director of the Company. He is Senior Vice President of MONY (since February 1994). Mr. Connors is also a director of the following subsidiary of MONY: MONY Brokerage, Inc. (since May 1994). He has also served as MONY's Regional Vice President -- Western Region (from June 1991 to February
1994), Vice President -- Small Business Marketing (from January 1990 to June
1991) and Vice President -- Manpower Development (from March 1988 to January
1990). Mr. Connors has been with MONY for 10 years.

     Phillip A. Eisenberg is Director, Vice President and Actuary of the Company. He is Senior Vice President and Chief Actuary of MONY (since April
1993). He has also served as MONY's Vice President -- Individual Financial Affairs (from January 1989 to March 1993). Prior to that time, Mr. Eisenberg held various positions within MONY. Mr. Eisenberg has been with MONY for 34 years.

     Margaret G. Gale is Director and Vice President of the Company. She is Vice President of MONY (since February 1991). She has also served as Vice
President -- Policyholder Services (from 1988 to 1991). Ms. Gale has been with MONY for 20 years.

     Stephen J. Hall is Director of the Company. He is Senior Vice President of MONY (since February 1994). Mr. Hall is also a director of the following subsidiary of MONY: MONY Brokerage, Inc. (since October 1991). He has also served as MONY's Vice President & Chief Marketing Officer (from November 1990 to February 1994) and prior to that time was manager of MONY's Boise, Idaho insurance agency. Mr. Hall has been with MONY for 24 years.

     Charles P. Leone is Director, Vice President and Chief Compliance Officer of the Company. He is Vice President and Chief Corporate Compliance Officer of MONY (since 1996). He has also served as Vice President of MONY (from 1987 to
1996). Mr. Leone has been with MONY for 35 years.

     David S. Waldman is Secretary of the Company. He is Assistant Vice President and Senior Counsel -- Operations (since 1992). He has also served as Assistant General Counsel of MONY (from 1986 to 1992). Mr. Waldman has been with MONY for 16 years.

     David V. Weigel is Treasurer of the Company. He is Vice
President -- Treasurer of MONY (since 1994). He has also served as Assistant Treasurer of MONY (from 1986 to 1994). Mr. Weigel has been with MONY for 25 years.

STATE REGULATION

     The Company is subject to the laws of the State of New York governing insurance companies and to regulation by the Superintendent of Insurance of New York. In addition, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Superintendent of Insurance of New York and with regulatory authorities of other states on or before March 1st in each year. This statement covers the operations of the Company for the preceding year and its financial condition as of December 31st of that year. The Company's affairs are subject to review and examination at any time by the Superintendent of Insurance or his agents, and subject to full examination of Company's operations at periodic intervals.

TELEPHONE TRANSFER PRIVILEGES

     You may request a transfer of Fund Value or change allocation instructions for future premiums by telephone if an authorization for telephone transfer form has been completed, signed, and received at the Company's Syracuse Operations Center. The Company may record all or part of any telephone conversation with respect to transfer and allocation instructions. Telephone instructions received by the Company by 4:00 p.m. Eastern time on any valuation date will be effected as of the end of that valuation date in accordance with your instructions, subject to the limitations stated in this prospectus (presuming that the Right to Return Policy Period has expired). The Company reserves the right to deny any telephone transfer or allocation request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), you might not be able to request transfers by telephone and would have to submit written requests. Telephone transfer and allocation instructions will only be accepted if complete and correct.

     The Company has adopted guidelines (which it believes to be reasonable) relating to telephone transfers and allocation instructions. These guidelines, among other things, outline procedures to be followed which are designed to prevent unauthorized instructions. If these procedures are followed, the Company shall not be liable for, and you will therefore bear the entire risk of, any loss as a result of the Company's following telephone instructions if such instructions prove to be fraudulent. A copy of the guidelines and the Company's form for electing telephone transfer privileges is available from licensed agents of the Company who are also registered representatives of MSC or by calling 1-800-487-6669. The Company's form must be signed and received at the Company's Syracuse Operations Center before telephone transfers will be accepted.

LEGAL PROCEEDINGS

     There are no legal proceedings pending to which MONY America Variable Account L is a party, or which would materially affect MONY America Variable Account L.

LEGAL MATTERS

     Legal matters have been passed on by the then Vice President and Deputy General Counsel of The Mutual Life Insurance Company of New York (now MONY Life Insurance Company) in connection with:

     (1) The issue and sale of the policies described in this prospectus,

     (2) The organization of the Company,

     (3) The Company's authority to issue the policies under Arizona law, and

     (4) The validity of the forms of the policies under Arizona law.

     Edward P. Bank, then Vice President and Deputy General Counsel of MONY Life Insurance Company has passed upon legal matters relating to the federal income tax laws.

REGISTRATION STATEMENT

     A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

INDEPENDENT ACCOUNTANTS

     The audited financial statements for the Company included in this Prospectus and in the Registration Statement have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their reports herein. The audited financial statements are included in reliance upon the authority of said firm as experts in accounting and auditing.
PricewaterhouseCoopers LLP's office is located at 1177 Avenue of the Americas, New York, New York, 10036.

FINANCIAL STATEMENTS

     The audited financial statements of the Company are set forth herein, starting on page F-2.

     The financial statements of the Company have been audited by PricewaterhouseCoopers LLP. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies.

             FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                PAGE
                                                                ----
With respect to MONY America Variable Account L:
  No financial statements for MONY America Variable Account
     L are included because although the MONY America
     Variable Account L commenced operations in 1985, the
     subaccounts available to policyholders had not
     commenced operations as of December 31, 1998.
With respect to MONY Life Insurance Company of America:
  Report of Independent Accountants.........................    F-2
  Balance sheets as of December 31, 1998 and 1997...........    F-3
  Statements of income and comprehensive income for the
     years ended December 31, 1998, 1997 and 1996...........    F-4
  Statements of changes in shareholder's equity for the
     years ended December 31, 1998, 1997 and 1996...........    F-5
  Statements of cash flows for the years ended December 31,
     1998, 1997 and 1996....................................    F-6
  Notes to financial statements.............................    F-8

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company of America

     In our opinion, the accompanying balance sheets and the related statements of income and comprehensive income, changes in shareholder's equity and cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company of America (the "Company") at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

     As discussed in Note 2 to the financial statements, the Company adopted in 1996, Statements of Financial Accounting Standards No. 120 (SFAS 120) and Statements of Financial Accounting Standards Board Interpretation No. 40 (FIN
40) which required implementation of several accounting pronouncements not previously adopted. The effects of adopting SFAS 120 and FIN 40 were retroactively applied to the Company's previously issued financial statements, consistent with the implementation guidance of those standards.

PricewaterhouseCoopers LLP

New York, New York
February 15, 1999, except for Note 12(b), as to which the date is March 22, 1999.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                                 BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997

                                                                1998        1997
                                                              --------    --------
                                                                ($ IN MILLIONS)
                                      ASSETS
INVESTMENTS:
Fixed maturity securities available-for-sale, at fair
  value.....................................................  $1,044.2    $1,099.4
Mortgage loans on real estate (Note 8)......................     120.1       132.5
Policy loans................................................      52.1        45.9
Real estate to be disposed of (Note 8)......................       0.0        19.2
Real estate held for investment (Note 8)....................       8.3         2.8
Other invested assets.......................................       4.7         5.1
                                                              --------    --------
                                                               1,229.4     1,304.9
                                                              ========    ========
Cash and cash equivalents...................................     133.4        46.0
Accrued investment income...................................      19.5        22.4
Amounts due from reinsurers.................................      24.4        13.0
Deferred policy acquisition costs...........................     318.6       281.6
Other assets................................................      15.3        16.9
Separate account assets.....................................   4,148.8     3,606.7
                                                              --------    --------
          Total assets......................................  $5,889.4    $5,291.5
                                                              ========    ========
                       LIABILITIES AND SHAREHOLDER'S EQUITY
Future policy benefits......................................  $  112.0    $  106.1
Policyholders' account balances.............................   1,187.1     1,215.7
Other policyholders' liabilities............................      56.9        41.2
Accounts payable and other liabilities......................      67.9        34.5
Current federal income taxes payable........................      13.2        17.8
Deferred federal income taxes (Note 5)......................      13.7         7.5
Separate account liabilities................................   4,148.8     3,606.7
                                                              --------    --------
          Total liabilities.................................   5,599.6     5,029.5
Commitments and contingencies (Note 12)
Common stock $1.00 par value; 5,000,000 shares authorized,
  2,500,000 issued and outstanding..........................       2.5         2.5
Capital in excess of par....................................     189.7       177.2
Retained earnings...........................................      89.6        75.4
Accumulated other comprehensive income......................       8.0         6.9
                                                              --------    --------
          Total shareholder's equity........................     289.8       262.0
                                                              --------    --------
          Total liabilities and shareholder's equity........  $5,889.4    $5,291.5
                                                              ========    ========

                See accompanying notes to financial statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                 STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
                 YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996

                                                               1998      1997      1996
                                                              ------    ------    ------
                                                                   ($ IN MILLIONS)
REVENUES:
Universal life and investment-type product policy fees......  $122.0    $100.8    $ 80.8
Premiums....................................................     1.7       0.1       0.0
Net investment income (Note 6)..............................    94.6      99.1     102.0
Net realized gains on investments (Note 6)..................     7.1       2.7       0.9
Other income................................................     7.6       5.5       4.8
                                                              ------    ------    ------
                                                               233.0     208.2     188.5
                                                              ------    ------    ------
BENEFITS AND EXPENSES:
Benefits to policyholders...................................    34.9      30.6      26.4
Interest credited to policyholders' account balances........    65.1      72.5      73.0
Amortization of deferred policy acquisition costs...........    35.5      46.3      36.6
Other operating costs and expenses..........................    75.6      46.0      39.4
                                                              ------    ------    ------
                                                               211.1     195.4     175.4
                                                              ------    ------    ------
Income before income taxes..................................    21.9      12.8      13.1
Income tax expense..........................................     7.7       4.5       4.6
                                                              ------    ------    ------
Net income..................................................    14.2       8.3       8.5
Other comprehensive income, net (Note 6)....................     1.1       3.3      (5.8)
                                                              ------    ------    ------
Comprehensive income........................................  $ 15.3    $ 11.6    $  2.7
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                 STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996

                                                                          ACCUMULATED
                                                   CAPITAL                   OTHER            TOTAL
                                         COMMON   IN EXCESS   RETAINED   COMPREHENSIVE    SHAREHOLDER'S
                                         STOCK     OF PAR     EARNINGS      INCOME           EQUITY
                                         ------   ---------   --------   -------------   ---------------
                                                                 ($ IN MILLIONS)
Balance, December 31, 1995.............   $2.5     $153.0      $ 58.6        $ 9.4           $223.5
Capital contribution...................              13.4                                      13.4
Comprehensive income
  Net income...........................                           8.5                           8.5
  Other comprehensive income:
     Unrealized gains on investments,
       net of unrealized losses,
       reclassification adjustments,
       and taxes (Note 6)..............                                       (5.8)            (5.8)
                                          ----     ------      ------        -----           ------
Comprehensive income...................                                                         2.7
                                                                                             ------
Balance, December 31, 1996.............    2.5      166.4        67.1          3.6            239.6
Capital contribution...................              10.8                                      10.8
Comprehensive income
  Net income...........................                           8.3                           8.3
  Other comprehensive income:
     Unrealized losses on investments,
       net of unrealized gains,
       reclassification adjustments,
       and taxes (Note 6)..............                                        3.3              3.3
                                          ----     ------      ------        -----           ------
Comprehensive income...................                                                        11.6
                                                                                             ------
Balance, December 31, 1997.............    2.5      177.2        75.4          6.9            262.0
Capital contribution...................              12.5                                      12.5
Comprehensive income
  Net income...........................                          14.2                          14.2
  Other comprehensive income:
     Unrealized gains on investments,
       net of unrealized losses,
       reclassification adjustments,
       and taxes (Note 6)..............                                        1.1              1.1
                                          ----     ------      ------        -----           ------
Comprehensive income...................                                                        15.3
                                                                                             ------
Balance, December 31, 1998.............   $2.5     $189.7      $ 89.6        $ 8.0           $289.8
                                          ====     ======      ======        =====           ======

                See accompanying notes to financial statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                            STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996

                                                               1998       1997       1996
                                                              -------    -------    -------
                                                                     ($ IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES (SEE NOTE 2):
Net income..................................................  $  14.2    $   8.3    $   8.5
Adjustments to reconcile net income to net cash (used
  in)/provided by operating activities:
  Interest credited to policyholders' account balances......     64.1       71.5       72.5
  Universal life and investment-type product policy fee
     income.................................................   (107.0)     (98.1)     (85.3)
  Capitalization of deferred policy acquisition costs.......    (74.9)     (73.8)     (68.5)
  Amortization of deferred policy acquisition costs.........     35.5       46.3       36.6
  Provision for depreciation and amortization...............      1.0        0.4        1.4
  Provision for deferred federal income taxes...............     (1.1)     (13.4)     (10.6)
  Net realized gains on investments.........................     (7.1)      (2.7)      (0.9)
  Change in other assets and accounts payable and other
     liabilities............................................     45.3       29.6       28.2
  Change in future policy benefits..........................      5.9        0.2        1.2
  Change in other policyholders' liabilities................     15.7        5.0        2.0
  Change in current federal income taxes payable............     (4.6)     (11.2)      15.0
                                                              -------    -------    -------
Net cash (used in) provided by operating activities.........    (13.0)     (37.9)       0.1
                                                              -------    -------    -------
CASH FLOWS FROM INVESTING ACTIVITIES:
Sales, maturities or repayments of:
  Fixed maturities..........................................    171.4      130.6      134.8
  Equity securities.........................................      0.8        1.0        0.0
  Mortgage loans on real estate.............................     37.6       37.7       53.2
  Real estate...............................................     17.0       18.6       19.8
  Other invested assets.....................................      0.6        1.5        0.0
Acquisitions of investments:
  Fixed maturities..........................................   (109.2)    (157.6)    (163.8)
  Equity securities.........................................     (0.1)      (0.1)       0.0
  Mortgage loans on real estate.............................    (24.3)     (13.6)     (38.7)
  Real estate...............................................     (0.6)      (1.5)      (3.4)
  Other invested assets.....................................     (0.3)      (0.1)      (0.3)
  Policy loans, net.........................................     (6.2)      (4.4)      (3.3)
  Other.....................................................     (0.5)       0.3       (0.9)
                                                              -------    -------    -------
Net cash provided by (used in) investing activities.........  $  86.2    $  12.4    $  (2.6)
                                                              -------    -------    -------

                See accompanying notes to financial statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                 YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996

                                                               1998       1997       1996
                                                              -------    -------    -------
                                                                     ($ IN MILLIONS)
CASH FLOWS FROM FINANCING ACTIVITIES:
Receipts from annuity and universal life policies credited
  to policyholders' account balances........................  $ 811.8    $ 810.4    $ 753.5
Return of policyholders' account balances on annuity
  policies and universal life policies......................   (797.6)    (829.1)    (786.0)
                                                              -------    -------    -------
Net cash provided by (used in) financing activities.........     14.2      (18.7)     (32.5)
                                                              -------    -------    -------
Net increase (decrease) in cash and cash equivalents........     87.4      (44.2)     (35.0)
Cash and cash equivalents, beginning of year................     46.0       90.2      125.2
                                                              -------    -------    -------
Cash and cash equivalents, end of year......................  $ 133.4    $  46.0    $  90.2
                                                              =======    =======    =======
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for:
Income taxes................................................  $  13.4    $  29.1    $   0.0

                See accompanying notes to financial statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                         NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND DESCRIPTION OF BUSINESS:

     MONY Life Insurance Company of America (the "Company"), an Arizona stock life insurance company, is a wholly-owned subsidiary of MONY Life Insurance Company of New York (MONY Life), a stock life insurance company. MONY Life is a wholly owned subsidiary of The MONY Group, Inc. (the "MONY Group").

     The Company's primary business is to provide asset accumulation and life insurance products to business owners, growing families, and pre-retirees. The Company's insurance and financial products are marketed and distributed directly to individuals primarily through MONY Life's career agency sales force. These products are sold throughout the United States (except New York) and Puerto Rico.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Basis of Presentation

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). Prior to 1996, the Company, as a wholly-owned stock insurance subsidiary of a mutual life insurance company (MONY Life), prepared its financial statements in conformity with accounting practices prescribed or permitted by the Arizona State Insurance Department ("SAP"), which accounting practices were considered to be GAAP for mutual life insurance companies and their wholly-owned stock insurance subsidiaries. As of January 1, 1996, the Company adopted Financial Accounting Standards Board ("FASB") Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises (the "Interpretation"), and Statement of Financial Accounting Standards ("SFAS") No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Policies (the "Standard"). The Interpretation and the Standard require mutual life insurance companies and their wholly-owned stock insurance subsidiaries to adopt all applicable authoritative GAAP pronouncements in their general purpose financial statements. Accordingly, the initial effect of applying the Interpretation and the Standard has been reported retroactively through the restatement of previously issued financial statements presented herein for comparative purposes (see Note 13).

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. The most significant estimates made in conjunction with the preparation of the Company's financial statements include those used in determining (i) deferred policy acquisition costs, (ii) the liability for future policy benefits, and (iii) valuation allowances for mortgage loans and real estate to be disposed of, and impairment writedowns for real estate held for investment.

     During 1997, the Company adopted SFAS No. 130, Reporting Comprehensive Income, which was issued by the FASB in June of 1997. SFAS No. 130 established standards for reporting and display of comprehensive income and its components in general purpose financial statements. All periods presented herein reflect the provisions of SFAS No. 130.

  Valuation of Investments and Realized Gains and Losses

     All of the Company's fixed maturity securities are classified as available-for-sale and are reported at estimated fair value. Unrealized gains and losses on fixed maturity securities are reported as a separate component of other comprehensive income, net of deferred income taxes and an adjustment for the effect on deferred policy acquisition costs that would have occurred if such gains and losses had been realized. The cost of fixed maturity securities is adjusted for impairments in value deemed to be other than temporary. These

                     MONY LIFE INSURANCE COMPANY OF AMERICA
adjustments are reflected as realized losses on investments. Realized gains and losses on sales of investments are determined on the basis of specific identification.

     Mortgage loans on real estate are stated at their unpaid principal balances, net of valuation allowances. Valuation allowances are established for the excess of the carrying value of a mortgage loan over its estimated fair value when the loan is considered to be impaired. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's original effective interest rate, or the loan's observable market price (if considered to be a practical expedient), or the fair value of the collateral if the loan is collateral dependent and if foreclosure of the loan is considered probable. The provision for loss is reported as a realized loss on investment. Loans in foreclosure and loans considered to be impaired, other than restructured loans, are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in investment income in the period received. Interest income on restructured mortgage loans is accrued at the restructured loans' interest rate.

     Real estate held for investment, as well as related improvements, are generally stated at cost less depreciation. Depreciation is determined using the straight-line method over the estimated useful life of the asset (which may range from 5 to 40 years). Cost is adjusted for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. In performing the review for recoverability, management estimates the future cash flows expected from real estate investments, including the proceeds on disposition. If the sum of the expected undiscounted future cash flows is less than the carrying amount of the real estate, an impairment loss is recognized. Impairment losses are based on the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Real estate that management intends to sell is classified as "to be disposed of". Real estate to be disposed of is reported at the lower of its current carrying value or estimated fair value less estimated sales costs. Changes in reported values relating to real estate to be disposed of and impairments of real estate held for investment are reported as realized gains or losses on investments.

     Policy loans are carried at their unpaid principal balances.

     Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments with an original maturity of three months or less.

  Recognition of Insurance Revenue and Related Benefits

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenue from these types of products consists of amounts assessed during the period against policyholders' account balances for policy administration charges, cost of insurance and surrender charges. Policy benefits charged to expense include benefit claims incurred in the period in excess of the related policyholders' account balance.

     Premiums from non-participating term life and annuity policies with life contingencies are recognized as premium income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

  Deferred Policy Acquisition Costs ("DAC")

     The costs of acquiring new business, principally commissions, underwriting, agency, and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

     For universal life products and investment-type products, DAC is amortized over the expected life of the contracts (ranging from 15 to 30 years) as a constant percentage based on the present value of estimated gross profits expected to be realized over the life of the contracts using the initial locked-in contract rate. The contract rate for all products is 8 percent. Estimated gross profits arise principally from investment results, mortality and expense margins and surrender charges.

     For non-participating term policies, DAC is amortized over the expected life of the contracts (ranging from 5 to 20 years) based on the present value of the estimated gross premiums.

     DAC is subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. The effect on the amortization of DAC of revisions in estimated experience is reflected in earnings in the period such estimates are revised. In addition, the effect on the DAC asset that would result from the realization of unrealized gains (losses) is recognized through an offset to Other Comprehensive Income as of the balance sheet date.

  Policyholders' Account Balances and Future Policy Benefits

     Policyholders' account balances for universal life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. The weighted average interest crediting rate for universal life products was approximately 5.7%, 5.8%, and 5.8% for the years ended December 31, 1998, 1997, and 1996, respectively. The weighted average interest crediting rate for investment-type products was approximately 5.6% for each of the years ended December 31, 1998, 1997, and 1996, respectively.

     GAAP reserves for non-participating term life policies are calculated using a net level premium method on the basis of actuarial assumptions equal to expected investment yields, mortality, terminations, and expenses applicable at the time the insurance contracts are made, including a provision for the risk of adverse deviation.

  Federal Income Taxes

     The Company files a consolidated federal income tax return with its parent, MONY Life, along with MONY Life's other life and non-life subsidiaries. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

     The method of allocation between the companies is subject to written agreement, approved by the Board of Directors. The allocation of federal income taxes will be based upon separate return calculations with current credit for losses and other federal income tax credits provided to the life insurance members of the affiliated group. Intercompany balances are settled annually in the fourth quarter of the year in which the return is filed.

  Reinsurance

     The Company has reinsured certain of its life insurance and annuity business with life contingencies with MONY Life and other insurance companies under various agreements. Amounts due from reinsurers are estimated based on assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reserve credits. Gains on reinsurance are deferred and amortized into income over the remaining life of the underlying reinsured contracts.

     The reinsurer's investment in a reinsurance contract consists of amounts paid to the ceding company at the inception of the contract (e.g. expense allowances and the excess of liabilities assumed by the reinsurer

                     MONY LIFE INSURANCE COMPANY OF AMERICA
over the assets transferred to the reinsurer under the contract) plus the amount of capital required to support such business consistent with prudent business practices, regulatory requirements, and the reinsurer's credit rating. The Company estimates the capital required to support such business based on what it considers to be an appropriate level of risk-based capital in light of regulatory requirements and prudent business practices.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent that the value of such assets exceeds the separate account liabilities. Investments held in separate accounts and liabilities of the separate accounts are reported separately as assets and liabilities. Substantially all separate account assets are reported at estimated fair value. Investment income and gains or losses on the investments of separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's statements of income and cash flows. Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues.

  Statements of Cash Flows -- Non-cash Transactions

     For the years ended December 31, 1998, 1997, and 1996, respectively, real estate of $0.5 million, $0.0 million, and $0.0 million was acquired in satisfaction of debt. At December 31, 1998 and 1997, the Company owned real estate acquired in satisfaction of debt of $8.0 million and $21.7 million, respectively.

  New Accounting Pronouncements

     In January 1998, the American Institute of Certified Public Accountants issued Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 provides guidance for determining when an entity should recognize a liability for guaranty fund and other insurance-related assessments and when it may recognize an asset for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. SOP 97-3 is effective for fiscal years beginning after December 15, 1998. Adoption of SOP 97-3 is not expected to have a material effect on the Company's financial condition or results of operations.

     In June 1998, The FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS 133 requires all derivatives to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based on the hedge relationship that exists, if there is one. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133, are required to be reported in earnings. SFAS 133 is effective for fiscal years beginning after June 15, 1999. Adoption of SFAS 133 is not expected to have a material effect on the Company's financial condition or results of operations.

3.  RELATED PARTY TRANSACTIONS:

     MONY Life has guaranteed to certain states that the statutory surplus of the Company will be maintained at amounts at least equal to the minimum surplus for admission to those states.

     At December 31, 1998 and 1997, approximately 23% and 26% of the Company's investments in mortgages were held through joint participation with MONY Life, respectively. In addition, 100% of the Company's real estate and joint venture investments were held through joint participation with MONY Life at December 31, 1998 and 1997.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

     The Company and MONY Life are parties to an agreement whereby MONY Life agrees to reimburse the Company to the extent that the Company's recognized loss as a result of mortgage loan default or foreclosure or subsequent sale of the underlying collateral exceeds 75 percent of the appraised value of the loan at origination for each such mortgage loan. Pursuant to the agreement, the Company received payments from MONY Life of $0.1 million in each of the years ending December 31, 1998, 1997 and 1996.

     The Company has a service agreement with MONY Life whereby MONY Life provides personnel services, facilities, supplies and equipment to the Company to conduct its business. The associated costs related to the service agreement are allocated to the Company based on methods that management believes are reasonable, including a review of the nature of such costs and time studies analyzing the amount of employee compensation costs incurred by the Company. For the years ended December 31, 1998, 1997, and 1996, the Company incurred expenses of $63.6 million, $37.1 million and $32.3 million as a result of such allocations. The allocated costs, however, are only partially reimbursable to MONY Life by the Company. Accordingly, the Company recorded capital contributions from MONY Life of $12.5 million, $10.8 million, and $13.4 million during 1998, 1997 and 1996 respectively. At December 31, 1998 and 1997 the Company had a payable to MONY Life in connection with this service agreement of $9.0 million and $10.7 million, respectively, which is reflected in Accounts Payable and Other Liabilities.

     The Company has an investment advisory agreement with MONY Life whereby MONY Life provides investment advisory services with respect to the investment and management of the Company's investment portfolio. The amount of expenses incurred by the Company related to this agreement was $0.9 million; $1.0 million and $0.7 million for 1998, 1997 and 1996, respectively. In addition, the Company recorded an intercompany payable of $88,401 and $81,414 at December 31, 1998 and 1997, respectively, related to this agreement which is included in Accounts payable and other liabilities in the balance sheet.

     In addition to the agreements discussed above, the Company has various other service and investment advisory agreements with MONY Life and affiliates of the Company. The amount of expenses incurred by the Company related to these agreements was $2.0 million, $2.6 million and $2.6 million for 1998, 1997 and 1996, respectively. In addition, the Company recorded an intercompany (receivable)/payable of $(0.2) million and $0.3 million at December 31, 1998 and 1997, respectively, related to these agreements.

4.  DEFERRED POLICY ACQUISITION COSTS:

     Policy acquisition costs deferred and amortized in 1998, 1997 and 1996 are as follows ($ in millions):

                                                               1998      1997      1996
                                                              ------    ------    ------
Balance, beginning of year..................................  $281.6    $262.3    $219.4
Costs deferred during the year..............................    75.0      73.8      68.5
Amortized to expense during the year........................   (35.5)    (46.3)    (36.6)
Effect on DAC from unrealized gains (losses) (see Note 2)...    (2.5)     (8.2)     11.0
                                                              ------    ------    ------
Balance, end of year........................................  $318.6    $281.6    $262.3
                                                              ======    ======    ======

5.  FEDERAL INCOME TAXES:

     The Company files a consolidated federal income tax return with MONY Life and MONY Life's other subsidiaries. Federal income taxes have been calculated in accordance with the provisions of the Internal

                     MONY LIFE INSURANCE COMPANY OF AMERICA

Revenue Code of 1986, as amended. A summary of the Federal income tax expense (benefit) is presented below ($ in millions):

                                                              1998     1997     1996
                                                              -----    -----    -----
Federal income tax expense (benefit):
  Current...................................................  $ 8.8    $17.9    $15.2
  Deferred..................................................   (1.1)   (13.4)   (10.6)
                                                              -----    -----    -----
          Total.............................................  $ 7.7    $ 4.5    $ 4.6
                                                              =====    =====    =====

     Federal income taxes reported in the statements of income may be different from the amounts determined by multiplying the earnings before federal income taxes by the statutory federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows ($ in millions):

                                                              1998     1997     1996
                                                              -----    -----    -----
Tax at statutory rate.......................................  $ 7.7    $ 4.5    $ 4.6
Dividends received deduction................................   (1.1)    (1.2)    (0.8)
Other.......................................................    1.1      1.2      0.8
                                                              -----    -----    -----
Provision for income taxes..................................  $ 7.7    $ 4.5    $ 4.6
                                                              =====    =====    =====

     The Company's federal income tax returns for years through 1991 have been examined by the Internal Revenue Service ("IRS"). No material adjustments were proposed by the IRS as a result of these examinations. In the opinion of management, adequate provision has been made for any additional taxes which may become due with respect to open years.

     The components of deferred tax liabilities and assets at December 31, 1998 and 1997 are as follows ($ in millions):

                                                               1998     1997
                                                              ------    -----
Deferred policy acquisition costs...........................  $ 91.8    $81.7
Fixed maturities............................................    12.0      9.6
Other (net).................................................     4.4      5.1
                                                              ------    -----
Total deferred tax liabilities..............................   108.2     96.4
                                                              ------    -----
Policyholder and separate account liabilities...............    93.7     88.8
Real estate and mortgages...................................     0.8      0.1
                                                              ------    -----
Total deferred tax assets...................................    94.5     88.9
                                                              ------    -----
Net deferred tax liability..................................  $ 13.7    $ 7.5
                                                              ======    =====

     The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that it will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

6. INVESTMENT INCOME, REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES), AND OTHER COMPREHENSIVE INCOME:

     Net investment income for the years ended December 31, 1998, 1997 and 1996 was derived from the following sources ($ in millions):

                                                              1998      1997      1996
                                                              -----    ------    ------
NET INVESTMENT INCOME
Fixed maturities............................................  $77.2    $ 78.4    $ 76.7
Mortgage loans..............................................   11.0      12.1      14.7
Real estate.................................................    0.5       2.0       3.7
Policy loans................................................    3.6       3.5       2.7
Other investments (including cash & cash equivalents).......    5.3       6.4       7.3
                                                              -----    ------    ------
Total investment income.....................................   97.6     102.4     105.1
Investment expenses.........................................    3.0       3.3       3.1
                                                              -----    ------    ------
Net investment income.......................................  $94.6    $ 99.1    $102.0
                                                              =====    ======    ======

     Net realized gains (losses) on investments for the years ended December 31, 1998, 1997 and 1996 are summarized as follows ($ in millions):

                                                              1998      1997      1996
                                                              -----    ------    ------
NET REALIZED GAINS (LOSSES) ON INVESTMENTS
Fixed maturities............................................  $ 2.6    $ (0.7)   $  0.1
Mortgage loans..............................................    1.4       2.4       0.7
Real estate.................................................    2.5       0.5       0.8
Other invested assets.......................................    0.6       0.5      (0.7)
                                                              -----    ------    ------
Net realized gains on investments...........................  $ 7.1    $  2.7    $  0.9
                                                              =====    ======    ======

     The net change in unrealized investment gains (losses) represents the only component of other comprehensive income for the years ended December 31, 1998, 1997, and 1996. Following is a summary of the change in unrealized investment gains (losses) net of related deferred income taxes and adjustment for deferred policy acquisition costs (see Note 2), which are reflected in Accumulated Other Comprehensive Income for the periods presented ($ in millions):

                                                              1998     1997      1996
                                                              -----    -----    ------
CHANGE IN UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Fixed maturities............................................  $ 4.8    $13.2    $(20.4)
Other.......................................................   (0.6)     0.1       0.5
                                                              -----    -----    ------
Subtotal....................................................    4.2     13.3     (19.9)
Effect on unrealized gains (losses) on investments
  attributable to:
  DAC.......................................................   (2.5)    (8.2)     11.0
  Deferred federal income taxes.............................   (0.6)    (1.8)      3.1
                                                              -----    -----    ------
Change in unrealized gains (losses) on investments, net.....  $ 1.1    $ 3.3    $ (5.8)
                                                              =====    =====    ======

                     MONY LIFE INSURANCE COMPANY OF AMERICA

     The following table sets forth the reclassification adjustments required for the years ended December 31, 1998, 1997, and 1996 to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods ($ in millions):

                                                              1998     1997      1996
                                                              -----    -----    ------
RECLASSIFICATION ADJUSTMENTS
Unrealized gains (losses) on investments arising during
  period....................................................  $ 1.9    $ 3.3    $ (5.8)
Reclassification adjustment for gains included in net
  income....................................................   (0.8)     0.0       0.0
                                                              -----    -----    ------
Unrealized gains (losses) on investments, net of
  reclassification adjustments..............................  $ 1.1    $ 3.3    $ (5.8)
                                                              =====    =====    ======

     Unrealized gains (losses) on investments arising during the period reported in the above table for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense (benefit) of $0.1 million, $1.8 million, and ($3.1) million, respectively, and ($0.5) million, ($8.2) million, and $11.0 million, respectively, relating to the effect of such unrealized gains (losses) on DAC.

     Reclassification adjustments reported in the above table for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense (benefit) of $0.5 million, $0.0 million and $0.0 million, respectively, and ($2.0) million, $0.0 million and $0.0 million, respectively, relating to the effect of such amounts on DAC.

7.  INVESTMENTS:

  Fixed Maturity Securities Available-For-Sale:

     The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity securities available for sale as of December 31, 1998 and December 31, 1997 are as follows ($ in millions):

                                                                      GROSS          GROSS           ESTIMATED
                                                 AMORTIZED         UNREALIZED     UNREALIZED           FAIR
                                                   COST               GAINS         LOSSES             VALUE
                                            -------------------   -------------   -----------   -------------------
                                              1998       1997     1998    1997    1998   1997     1998       1997
                                            --------   --------   -----   -----   ----   ----   --------   --------
US Treasury securities and obligations of
  U.S government agencies.................  $    5.3   $    5.9   $ 0.0   $ 0.0   $0.0   $0.0   $    5.3   $    5.9
Collateralized mortgage obligations:
  Government agency-backed................     106.3      123.7     1.9     2.2   0.0    0.1       108.2      125.8
  Non-agency backed.......................      37.7       40.6     1.8     2.0   0.0    0.1        39.5       42.5
Other asset-backed securities:
  Government agency-backed................       0.1        0.2     0.0     0.0   0.0    0.0         0.1        0.2
  Non-agency backed.......................      83.4       87.5     1.9     2.1   0.3    0.1        85.0       89.5
Utilities.................................     120.9      123.8     5.0     3.1   2.7    0.2       123.2      126.7
Corporate bonds...........................     645.8      676.5    23.2    18.0   0.8    1.7       668.2      692.8
Affiliates................................      14.7       16.0     0.0     0.0   0.0    0.0        14.7       16.0
                                            --------   --------   -----   -----   ----   ----   --------   --------
         Total............................  $1,014.2   $1,074.2   $33.8   $27.4   $3.8   $2.2   $1,044.2   $1,099.4
                                            ========   ========   =====   =====   ====   ====   ========   ========

     The carrying value of the Company's fixed maturity securities at December 31, 1998 and 1997 is net of adjustments for impairments in value deemed to be other than temporary of $0.5 million and $0.9 million, respectively.

     At December 31, 1998 and 1997, there were no fixed maturity securities which were non-income producing for the twelve months preceding such dates.

     The Company classifies fixed maturity securities which, (i) are in default as to principal or interest payments, (ii) are to be restructured pursuant to commenced negotiations, (iii) went into bankruptcy subsequent to acquisition or
(iv) are deemed to have other than temporary impairments to value, as "problem

                     MONY LIFE INSURANCE COMPANY OF AMERICA
fixed maturity securities." At December 31, 1998 and 1997, the carrying value of problem fixed maturities held by the Company was $4.4 million and $4.6 million, respectively. In addition, at December 31, 1998, the Company held $2.7 million of fixed maturity securities which had been restructured. There were no fixed maturity securities which were restructured at December 31, 1997. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturity securities amounted to $0.3 million for the year ended December 31, 1998. Gross interest income on these fixed maturity securities included in net investment income aggregated $0.5 million for the year ended December 31, 1998.

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity dates, (excluding scheduled sinking funds) as of December 31, 1998 are as follows ($ in millions):

                                                                       1998
                                                              -----------------------
                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
Due in one year or less.....................................  $   90.0      $   90.4
Due after one year through five years.......................     306.8         315.5
Due after five years through ten years......................     284.7         299.2
Due after ten years.........................................     105.2         106.3
                                                              --------      --------
          Subtotal..........................................     786.7         811.4
Mortgage- and asset-backed securities.......................     227.5         232.8
                                                              --------      --------
          Total.............................................  $1,014.2      $1,044.2
                                                              ========      ========

     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     Proceeds from sales of fixed maturity securities during 1998, 1997 and 1996 were $45.1 million, $31.3 million and $13.3 million, respectively. Gross gains of $0.7 million, $0.5 million, and $0.2 million and gross losses of $0.1 million, $1.1 million, and $0.3 million were realized on these sales, respectively.

8.  MORTGAGE LOANS ON REAL ESTATE AND REAL ESTATE:

     Mortgage loans on real estate at December 31, 1998 and 1997 consist of the following ($ in millions):

                                                               1998      1997
                                                              ------    ------
Commercial mortgage loans...................................  $ 28.5    $ 35.5
Agricultural and other loans................................    93.5      99.5
                                                              ------    ------
Total loans.................................................   122.0     135.0
Less: valuation allowances..................................    (1.9)     (2.5)
                                                              ------    ------
Mortgage loans, net of valuation allowances.................  $120.1    $132.5
                                                              ======    ======

     An analysis of the valuation allowances for 1998, 1997 and 1996 is as follows ($ in millions):

                                                              1998     1997     1996
                                                              -----    -----    -----
Balance, beginning of year..................................  $ 2.5    $ 4.6    $ 5.1
Increase (decrease) in allowance............................   (0.4)    (0.3)    (0.5)
Reduction due to pay downs and pay offs.....................    0.0     (1.8)     0.0
Transfers to real estate....................................   (0.2)     0.0      0.0
                                                              -----    -----    -----
Balance, end of year........................................  $ 1.9    $ 2.5    $ 4.6
                                                              =====    =====    =====

                     MONY LIFE INSURANCE COMPANY OF AMERICA

     Impaired mortgage loans along with related valuation allowances were as follows ($ in millions):

                                                              1998     1997
                                                              -----    -----
Investment in impaired mortgage loans (before valuation
  allowances):
Loans that have valuation allowances........................  $ 9.4    $ 9.9
Loans that do not have valuation allowances.................    5.8      6.5
                                                              -----    -----
          Subtotal..........................................   15.2     16.4
Valuation allowances........................................   (0.5)    (0.9)
                                                              -----    -----
          Impaired mortgage loans, net of valuation
           allowances.......................................  $14.7    $15.5
                                                              =====    =====

     Impaired mortgage loans that do not have valuation allowances are loans where the net present value of the expected future cash flows related to the loan or the fair value of the collateral equals or exceeds the recorded investment in the loan. Such loans primarily consist of restructured loans or loans on which impairment writedowns were taken prior to the adoption of SFAS No. 114, "Accounting by Creditors for Impairment of a Loan".

     During 1998 and 1997, the average recorded investment in impaired mortgage loans was approximately $15.1 million and $16.3 million, respectively. During 1998, 1997, and 1996, the Company recognized $1.1 million, $1.1 million, and $1.4 million, respectively, of interest income on impaired loans.

     At December 31, 1998 and 1997, there were no mortgage loans which were non-income producing for the twelve months preceding such dates.

     At December 31, 1998 and 1997, the Company had restructured mortgage loans of $14.3 million and $13.5 million, respectively. Interest income of $1.0 million, $1.0 million, and $1.2 million was recognized on restructured mortgage loans in 1998, 1997, and 1996, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $1.4 million in 1998, 1997 and 1996.

     The following table summarizes the Company's real estate at December 31, 1998 and 1997 ($ in millions):

                                                              AS OF DECEMBER 31,
                                                              ------------------
                                                               1998        1997
                                                              ------      ------
Real estate to be disposed of(1)............................  $  --       $30.3
Impairment writedowns.......................................     --        (8.9)
Valuation allowance.........................................     --        (2.2)
                                                              -----       -----
Carrying value of real estate to be disposed of.............  $  --       $19.2
                                                              =====       =====
Real estate held for investment(2)..........................  $10.2       $ 3.3
Impairment writedowns.......................................   (1.9)       (0.5)
                                                              -----       -----
Carrying value of real estate held for investment...........  $ 8.3       $ 2.8
                                                              =====       =====

---------------
(1) Amounts presented as of December 31, 1998 and 1997 are net of $0.0 million and $8.9 million, respectively, relating to impairments taken upon foreclosure of mortgage loans.

(2) Amounts presented as of December 31, 1998 and 1997 are net of $1.6 million and $0.6 million, respectively, relating to impairments taken upon foreclosure of mortgage loans.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

     An analysis of the valuation allowances relating to real estate classified as to be disposed of for the years ended December 31, 1998, 1997 and 1996 is as follows ($ in millions):

                                                              1998     1997     1996
                                                              -----    -----    -----
Balance, beginning of year..................................  $ 2.2    $ 2.2    $ 2.5
Increase (decrease) due to/from transfers of properties to
  real estate to be disposed of during the year.............   (0.3)     1.2      0.6
Increases (decreases) in valuation allowances from the end
  of the prior period on properties still held for
  disposal..................................................    0.0     (0.2)    (0.2)
Decreases as a result of sales..............................   (1.9)    (1.0)    (0.7)
                                                              -----    -----    -----
Balance, end of year........................................  $ 0.0    $ 2.2    $ 2.2
                                                              =====    =====    =====

     Real estate is net of accumulated depreciation of $1.9 million and $2.8 million for 1998 and 1997, respectively, and depreciation expense recorded was $0.6 million, $0.4 million and $0.8 million for the years ended December 31, 1998, 1997 and 1996, respectively.

     At December 31, 1998 and 1997, there was no real estate which was non-income producing for the twelve months preceding such dates.

     The carrying value of impaired real estate as of December 31, 1998 and 1997 was $8.3 million and $2.8 million, respectively. The depreciated cost of such real estate as of December 31, 1998 and 1997 was $10.2 million and $3.3 million before impairment writedowns of $1.9 million and $0.5 million, respectively. The aforementioned impairments occurred primarily as a result of low occupancy levels and other market related factors. There were no losses recorded during 1998, 1997, and 1996 related to impaired real estate.

9.  ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS:

     The estimated fair values of the Company's financial instruments approximate their carrying amounts. The methods and assumptions utilized in estimating the fair values of the Company's financial instruments are summarized as follows:

  Fixed Maturities

     The estimated fair values of fixed maturity securities are based upon quoted market prices, where available. The fair values of fixed maturity securities not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments.

  Mortgage Loans

     The fair values of mortgage loans are estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The fair value of mortgages in process of foreclosure is the estimated fair value of the underlying collateral.

  Policy Loans

     Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

  Separate Account Assets and Liabilities

     The estimated fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the amount payable on demand, which includes surrender charges.

  Investment-Type Contracts

     The fair values of annuities are based on estimates of the value of payments available upon full surrender. The fair values of the Company's liabilities under guaranteed investment contracts are estimated by discounting expected cash outflows using interest rates currently offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

10.  REINSURANCE:

     Life insurance business is ceded on a yearly renewable term basis under various reinsurance contracts. The Company's general practice is to retain no more than $0.5 million of risk on any one person for individual products and $0.5 million for last survivor products.

     The following table summarizes the effect of reinsurance for the years indicated ($ in millions):

                                                              1998     1997     1996
                                                              -----    -----    -----
Direct premiums.............................................  $ 2.5    $ 0.1    $ 0.0
Reinsurance ceded...........................................   (0.8)     0.0      0.0
                                                              -----    -----    -----
     Net premiums...........................................  $ 1.7    $ 0.1    $ 0.0
                                                              =====    =====    =====
Universal life and investment type product policy fee income
  ceded.....................................................  $17.4    $16.1    $14.6
                                                              =====    =====    =====
Policyholders' benefits ceded...............................  $21.8    $12.1    $17.6
                                                              =====    =====    =====

     The Company is contingently liable with respect to ceded insurance should any reinsurer be unable to meet its obligations under these agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

11.  OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK:

  Financial Instruments with Off-Balance Sheet Risk:

     Pursuant to a securities lending agreement with a major financial institution, the Company from time to time lends securities to approved borrowers. At December 31, 1998 and 1997, securities loaned by the Company under this agreement had a carrying value of approximately $4.1 million and $0.1 million, respectively. The minimum collateral on securities loaned is 102 percent of the market value of the loaned securities. Such securities are marked to market on a daily basis and the collateral is correspondingly increased or decreased.

  Concentration of Credit Risk:

     At December 31, 1998 and 1997, the Company had no single investment or series of investments with a single issuer, (excluding US Treasury securities and obligations of U.S. government agencies) exceeding 1.5% of total cash and invested assets.

     The Company's fixed maturity securities are diversified by industry type. The industries that comprise 10% or more of the carrying value of the fixed maturity securities at December 31, 1998 are Consumer Goods and Services of $138.5 million (13.3%), Non-Government Asset/Mortgage-Backed of $124.5 million

                     MONY LIFE INSURANCE COMPANY OF AMERICA

(11.9%), Public Utilities of $123.2 million (11.8%), Financial Services of $119.8 million (11.5%), Other Manufacturing of $116.4 million (11.1%), Government and Agencies of $113.6 million (10.9%), and Energy of $112.1 million (10.7%).

     At December 31, 1997 the industries that comprise 10% or more of the carrying value Company's fixed maturity securities were Financial Services of $136.1 million (12.4%), Non-Government Asset/Mortgage Backed of $132.0 million (12.0%), Government and Agencies of $131.9 million (12.0%), Energy of $131.2 million (11.9%), Public Utilities of $126.7 million (11.5%), and Consumer Goods and Services of $121.4 million (11.1%).

     The Company holds below investment grade fixed maturity securities with a carrying value of $52.3 million at December 31, 1998. These investments consist mostly of privately issued bonds which are monitored by the Company through extensive internal analysis of the financial condition of the issuers and which generally include protective debt covenants. At December 31, 1997, the carrying value of the Company's investments in below investment grade fixed maturity securities amounted to $79.2 million.

     The Company has investments in commercial and agricultural mortgage loans and real estate (including partnerships). The locations of property collateralizing mortgage loans and real estate investment carrying values at December 31, 1998 and 1997 are as follows ($ in millions):

                                                               1998                 1997
                                                          ---------------      ---------------
GEOGRAPHIC REGION
West....................................................  $ 54.9     42.7%     $ 53.4     34.5%
Mountain................................................    25.9     20.2        34.1     22.1
Southwest...............................................    14.6     11.4        16.2     10.5
Northeast...............................................    13.9     10.8        24.0     15.5
Midwest.................................................    13.2     10.3        14.5      9.4
Southeast...............................................     5.9      4.6        12.3      8.0
                                                          ------    -----      ------    -----
     Total..............................................  $128.4    100.0%     $154.5    100.0%
                                                          ======    =====      ======    =====

     The states with the largest concentrations of mortgage loans and real estate investments at December 31, 1998 are: California, $31.3 million (24.4%); Washington, $17.0 million (13.2%); New York, $13.9 million (10.8%); Texas, $9.7 million (7.6%); Idaho, $8.1 million (6.3%); Missouri, $7.4 million (5.8%); and Oregon, $6.6 million (5.1%).

     As of December 31, 1998 and 1997, the real estate and mortgage loan portfolio was also diversified as follows ($ in millions):

                                                                 1998               1997
                                                            ---------------    ---------------
PROPERTY TYPE
Agricultural..............................................  $ 92.5     72.0%   $ 98.5     63.7%
Office buildings..........................................    14.9     11.6      23.1     15.0
Retail....................................................     6.0      4.7       9.5      6.1
Hotel.....................................................     5.1      4.0       8.6      5.6
Industrial................................................     4.6      3.6       7.2      4.7
Other.....................................................     3.9      3.0       4.3      2.8
Apartment Buildings.......................................     1.4      1.1       3.3      2.1
                                                            ------    -----    ------    -----
     Total................................................  $128.4    100.0%   $154.5    100.0%
                                                            ======    =====    ======    =====

                     MONY LIFE INSURANCE COMPANY OF AMERICA

12.  COMMITMENTS AND CONTINGENCIES:

     (a) In late 1995 and thereafter, a number of purported class actions were commenced in various state and federal courts against MONY Life and the Company ("the Companies") alleging that the Companies engaged in deceptive sales practices in connection with the sale of whole and/or universal life insurance policies in the 1980s and 1990s. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (i.e., breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and/or violation of state insurance and/or deceptive business practice laws). Plaintiffs in these cases (including the Goshen case discussed below) seek primarily equitable relief (e.g., reformation, specific performance, mandatory injunctive relief prohibiting the Company from canceling policies for failure to make required premium payments, imposition of a constructive trust and/or creation of a claims resolution facility to adjudicate any individual issues remaining after resolution of all class-wide issues) as opposed to compensatory damages, although they also seek compensatory damages in unspecified amounts. The Company has answered the complaints in each action (except for one recently filed action and another being voluntarily held in abeyance), has denied any wrongdoing and has asserted numerous affirmative defenses.

     On June 7, 1996, the New York State Supreme Court certified the Goshen case, being the first of the aforementioned class actions filed, as a nationwide class consisting of all persons or entities who have, or at the time of the policy's termination had, an ownership interest in a whole or universal life insurance policy issued by the Companies and sold on an alleged "vanishing premium" basis during the period January 1, 1982 to December 31, 1995. On March 27, 1997, the Company filed a motion to dismiss or, alternatively, for summary judgment on all counts of the complaint. All of the other putative class actions (with one exception discussed below) have been consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts, or are being voluntarily held in abeyance pending the outcome of the Goshen case. The Massachusetts District Court in the Multidistrict Litigation has entered an order essentially holding all of the federal cases in abeyance pending the outcome of the Goshen case. On October 21, 1997, the New York State Supreme Court granted the Companies' motion for summary judgment and dismissed all claims filed in the Goshen case against the Companies' on the merits.

     In addition to the foregoing, from time to time the Company is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on the Company.

     Insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, such assessments will not have a material adverse effect on the financial position and the results of operations of the Company.

     At December 31, 1998, the Company had commitments to issue $9.7 million of fixed rate agricultural loans with periodic interest rate reset dates. The initial interest rates on such loans range from approximately 6.75% to 7.50%. The Company had no private fixed maturity securities commitments outstanding as of December 31, 1998. In addition, at that date the Company had no outstanding commitments to issue any fixed rate commercial mortgage loans.

     (b) The order, referred to above, by the New York State Supreme Court on October 21, 1997 was affirmed by the New York State Appellate Division, First Department on March 18, 1999. All actions before the United States District Court for the District of Massachusetts are still pending. In addition, on or about February 25, 1999, a purported class action was filed against the Company in Kentucky State Court covering policyholders who purchased individual universal life insurance policies from the Company after January 1, 1988 claiming breach of contract and violations of the Kentucky Consumer Protection Act. On March 26, 1999, the Company removed that action to the United States District Court for the Eastern District of Kentucky, requested the Judicial Panel on the multidistrict litigation to transfer the action to the multidistrict

                     MONY LIFE INSURANCE COMPANY OF AMERICA
litigation in the District of Massachusetts and sought a stay of further proceedings in the Kentucky District Court pending a determination on the multidistrict transfer. The Company intends vigorously to defend that litigation. Due to the early stage of this litigation no determination can be made as to whether the Company will incur any loss with respect to this matter.

13.  STATUTORY FINANCIAL INFORMATION AND REGULATORY RISK-BASED CAPITAL
DISCLOSURE:

     Financial statements of the Company prepared in accordance with SAP for filing with the Arizona State Insurance Department (the "Department") differ from financial statements of the Company prepared in accordance with GAAP. The principal differences result from the following: (i) acquisition costs are charged to operations as incurred under SAP rather than being amortized over the expected life of the contracts under GAAP; (ii) certain assets designated as "non-admitted assets" are charged directly to statutory surplus under SAP but are reflected as assets under GAAP; (iii) federal income taxes are provided only on taxable income for which income taxes are currently payable under SAP, whereas under GAAP deferred income taxes are recognized; (iv) an interest maintenance reserve ("IMR") and asset valuation reserve ("AVR") are computed based on specific statutory requirements and recorded under SAP, whereas under GAAP, such reserves are not recognized; (v) premiums for universal life and investment-type products are recognized as revenue when due under SAP, whereas under GAAP, such amounts are recorded as deposits and not included in the Company's revenues; (vi) future policy benefit reserves are based on specific statutory requirements regarding mortality and interest, without consideration of withdrawals, and are reported net of reinsurance under SAP, whereas, under GAAP, such reserves are calculated using a net level premium method based on actuarial assumptions equal to guaranteed mortality rates and are reported gross of reinsurance; (vii) investments in bonds are generally carried at amortized cost under SAP, whereas under GAAP, such investments are classified as "available for sale" and reported at estimated fair value; and (viii) methods used for calculating real estate and mortgage loan impairments, valuation allowances, and real estate depreciation under GAAP are different from those permitted under SAP.

     The Company is restricted as to the amounts it may pay as dividends to MONY Life. Under the Arizona Insurance Law, the Arizona Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. Under the insurance laws of the State of Arizona, the Company's state of domicile, dividends or distributions in a twelve-month period exceeding the lesser of either 10 percent of an insurance company's surplus or 100% of net income, excluding realized gains, for the previous calendar year are generally considered extraordinary and require such approval. Insurance Department has established informal guidelines for the Superintendent's determinations which focus upon, among other things, the overall financial condition and profitability of the insurer under SAP.

     Set forth below are reconciliations of the Company's combined capital and surplus and the net change in capital and surplus, determined in accordance with SAP, with its equity and net income reported in accordance with GAAP as of and for each year ended December 31, 1998, 1997, and 1996, respectively. The reconciliations for 1996 also present the effect of restating previously reported amounts as of and for the year ended December 31, 1996 for the adoption of the Interpretation and the Standard (see Note 2).

                                                                1998        1997        1996
                                                              --------    --------    --------
                                                                      ($ IN MILLIONS)
Capital and surplus.........................................  $  146.8    $  133.2    $  121.8
AVR.........................................................      15.0        16.3        17.9
                                                              --------    --------    --------
Capital and surplus, and AVR................................     161.8       149.5       139.7

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                                                                1998        1997        1996
                                                              --------    --------    --------
                                                                      ($ IN MILLIONS)
Adjustments:
  Future policy benefits and policyholders' account
     balances...............................................    (226.3)     (207.3)     (173.2)
  Deferred policy acquisition costs.........................     318.6       281.6       262.3
  Valuation of investments:
     Real estate............................................       2.7         2.4        (0.5)
     Mortgage loans.........................................      (1.8)       (2.3)       (4.7)
     Fixed maturity securities..............................      29.5        24.7        12.0
     Other..................................................       5.4         4.0         3.6
  Deferred federal income taxes.............................     (13.7)       (7.5)      (13.3)
  Other, net................................................      13.6        16.9        13.7
                                                              --------    --------    --------
GAAP equity.................................................  $  289.8    $  262.0    $  239.6
                                                              ========    ========    ========

Net change in capital and surplus...........................  $   13.6    $   11.4    $    6.2
Change in AVR...............................................      (1.3)       (1.6)        3.9
                                                              --------    --------    --------
Net change in capital and surplus, and AVR..................      12.3         9.8        10.1
Adjustments:
  Future policy benefits and policyholders' account
     balances...............................................     (19.0)      (34.1)      (25.7)
  Deferred policy acquisition costs.........................      39.4        27.5        31.9
  Valuation of investments
     Real estate............................................       0.3         2.9         1.5
     Mortgage loans.........................................       0.5         2.4         0.4
     Fixed maturity securities..............................       0.0        (0.5)       (1.8)
     Other..................................................       1.4         0.4         0.5
  Deferred federal income taxes.............................       1.1        13.4        10.6
  Other, net................................................     (21.8)      (13.5)      (19.0)
                                                              --------    --------    --------
Net income..................................................  $   14.2    $    8.3    $    8.5
                                                              ========    ========    ========

     The difference between statutory basis "net income" and the "net change in capital and surplus, and AVR" reflected in the reconciliation above primarily relates to the AVR, unrealized gains (losses) on equity securities, non-admitted assets, and certain contingency provisions. which for statutory reporting purposes are charged directly to surplus and are not reflected in statutory basis net income. Statutory net income reported by the Company for the years ended December 31, 1998, 1997, and 1996 was $11.1 million, $9.7 million, and $8.0 million, respectively.

     In March 1998, the National Association of Insurance Commissioners ("NAIC") voted to adopt its Codification of Statutory Accounting Principles project (referred to hereafter as "codification"). Codification is a modified form of statutory accounting principles that will result in changes to the current NAIC Accounting Practices and Procedures Manual applicable to insurance enterprises. Although adoption of codification by all states is not a certainty, the NAIC has recommended that all states enact codification as soon as practicable with an effective date of January 1, 2001. It is currently anticipated that codification will become a NAIC state accreditation requirement starting in 2002. In addition, the American Institute of Certified Public Accountants and the NAIC have agreed to continue to allow the use of certain permitted

                     MONY LIFE INSURANCE COMPANY OF AMERICA
accounting practices when codification becomes effective in 2001. Any accounting differences from codification principles, however, must be disclosed and quantified in the footnotes to the audited financial statements. Therefore, codification will likely result in changes to what are currently considered prescribed statutory insurance accounting practices.

     Each insurance company's state of domicile imposes minimum risk-based capital requirements. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the Company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeded the minimum risk based capital requirements.

     As part of their routine regulatory oversight, the Department recently completed an examination of the Company for each of the three years in the period ended December 31, 1996. The report did not cite any matters which will result in a material effect on the Company's financial condition or results of operations.

                                   APPENDIX A

                          DEATH BENEFIT PERCENTAGE FOR
                   GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

                                                              APPLICABLE
ATTAINED AGE OF YOUNGER INSURED                               PERCENTAGE
-------------------------------                               ----------
40 and Under................................................     250%
41..........................................................     243
42..........................................................     236
43..........................................................     229
44..........................................................     222
45..........................................................     215
46..........................................................     209
47..........................................................     203
48..........................................................     197
49..........................................................     191
50..........................................................     185
51..........................................................     178
52..........................................................     171
53..........................................................     164
54..........................................................     157
55..........................................................     150
56..........................................................     146
57..........................................................     142
58..........................................................     138
59..........................................................     134
60..........................................................     130
61..........................................................     128
62..........................................................     126
63..........................................................     124
64..........................................................     122
65..........................................................     120
66..........................................................     119
67..........................................................     118
68..........................................................     117
69..........................................................     116
70..........................................................     115
71..........................................................     113
72..........................................................     111
73..........................................................     109
74..........................................................     107
75-90.......................................................     105
91..........................................................     104
92..........................................................     103
93..........................................................     102
94-100......................................................     101

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                   APPENDIX B

                  MONTHLY PER $1,000 SPECIFIED AMOUNT FACTORS

                           PREFERRED NONSMOKER                                   PREFERRED SMOKER
              ---------------------------------------------        ---------------------------------------------
                            SPECIFIED AMOUNT                                     SPECIFIED AMOUNT
 ISSUE AGE    ---------------------------------------------        ---------------------------------------------
 OF YOUNGER     100,000-        500,000-        1 MILLION            100,000-        500,000-        1 MILLION
  INSURED        499,999         999,999        AND OVER              499,999         999,999        AND OVER
------------  -------------   -------------   -------------        -------------   -------------   -------------
     18         0.050           0.050           0.040                0.060           0.050           0.040
----------------------------------------------------------------------------------------------------------------
     20         0.050           0.050           0.040                0.060           0.050           0.040
     25         0.060           0.050           0.040                0.060           0.050           0.050
----------------------------------------------------------------------------------------------------------------
     30         0.060           0.050           0.050                0.070           0.060           0.050
     35         0.070           0.060           0.050                0.070           0.060           0.060
----------------------------------------------------------------------------------------------------------------
     40         0.060           0.070           0.060                0.060           0.070           0.060
     45         0.090           0.080           0.070                0.090           0.090           0.080
----------------------------------------------------------------------------------------------------------------
     50         0.110           0.100           0.090                0.120           0.110           0.100
     55         0.140           0.130           0.110                0.140           0.130           0.120
----------------------------------------------------------------------------------------------------------------
     60         0.170           0.160           0.140                0.180           0.170           0.150
     65         0.220           0.210           0.180                0.230           0.220           0.190
----------------------------------------------------------------------------------------------------------------
     70         0.270           0.270           0.240                0.270           0.270           0.250
     75         0.310           0.300           0.280                0.310           0.300           0.280
----------------------------------------------------------------------------------------------------------------
     80         0.360           0.350           0.340                0.360           0.350           0.340
     85         0.360           0.350           0.340                0.360           0.350           0.340

                           STANDARD NONSMOKER                                     STANDARD SMOKER
              ---------------------------------------------        ---------------------------------------------
                            SPECIFIED AMOUNT                                     SPECIFIED AMOUNT
 ISSUE AGE    ---------------------------------------------        ---------------------------------------------
 OF YOUNGER     100,000-        500,000-        1 MILLION            100,000-        500,000-        1 MILLION
  INSURED        499,999         999,999        AND OVER              499,999         999,999        AND OVER
------------  -------------   -------------   -------------        -------------   -------------   -------------
     18         0.060           0.050           0.040                0.060           0.050           0.040
----------------------------------------------------------------------------------------------------------------
     20         0.060           0.050           0.040                0.060           0.050           0.040
     25         0.060           0.060           0.050                0.060           0.050           0.050
----------------------------------------------------------------------------------------------------------------
     30         0.070           0.060           0.050                0.070           0.060           0.050
     35         0.070           0.060           0.060                0.070           0.060           0.060
----------------------------------------------------------------------------------------------------------------
     40         0.080           0.070           0.060                0.080           0.070           0.060
     45         0.090           0.090           0.080                0.090           0.080           0.080
----------------------------------------------------------------------------------------------------------------
     50         0.120           0.110           0.100                0.120           0.110           0.100
     55         0.140           0.140           0.120                0.150           0.140           0.130
----------------------------------------------------------------------------------------------------------------
     60         0.180           0.170           0.150                0.190           0.180           0.160
     65         0.230           0.220           0.190                0.250           0.240           0.210
----------------------------------------------------------------------------------------------------------------
     70         0.270           0.270           0.250                0.300           0.290           0.260
     75         0.310           0.300           0.280                0.310           0.310           0.300
----------------------------------------------------------------------------------------------------------------
     80         0.360           0.350           0.340                0.370           0.360           0.350
     85         0.360           0.350           0.340                0.370           0.360           0.350

              Factors for interim ages are available upon request.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                   APPENDIX C

                         GUARANTEED DEATH BENEFIT RIDER
                 MONTHLY GUARANTEE PREMIUM FOR GUARANTEED DEATH
              BENEFIT RIDER WITH TEN YEAR/AGE 70 GUARANTEE PERIOD

                                                                MONTHLY GUARANTEE
                                                                     PREMIUM
                                                                -----------------
Specified Amount = $200,000
Male age 45 Preferred Nonsmoker, Female age 45 Preferred
  Nonsmoker, Death Benefit Option 1.........................         $112.00
Male age 45 Standard Smoker, Female age 45 Standard Smoker,
  Death Benefit Option 1....................................         $162.83
Male age 45 Preferred Nonsmoker, Female age 45 Preferred
  Nonsmoker, Death Benefit Option 2.........................         $112.00
Male age 35 Preferred Nonsmoker, Female age 35 Preferred
  Nonsmoker, Death Benefit Option 1.........................         $ 64.60
Male age 55 Preferred Nonsmoker, Female age 55 Preferred
  Nonsmoker, Death Benefit Option 1.........................         $193.51

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                   APPENDIX D

                ILLUSTRATIONS OF DEATH PROCEEDS, FUND VALUES AND
                        CASH VALUES, AND PREMIUM OUTLAYS

     The following tables illustrate how the key financial elements of the Policy work, specifically, how the death benefits, Fund Values and Cash Values could vary over an extended period of time. In addition, each table compares these values with premiums paid accumulated with interest.

The Policies illustrated include the following:

                                                                           DEATH
                                                                          BENEFIT   SPECIFIED   SEE
SEX   AGE     UNDERWRITING CLASS     SEX    AGE     UNDERWRITING CLASS    OPTION     AMOUNT     PAGE
---   ---     ------------------     ---    ---     ------------------    -------   ---------   ----
Male  45    Preferred Non-smoker    Female  45    Preferred Non-smoker       1      $200,000     D-4
Male  45    Standard Smoker         Female  45    Standard Smoker            1      $200,000    D-14
Male  45    Preferred Non-smoker    Female  45    Preferred Non-smoker       2      $200,000    D-27
Male  35    Preferred Non-smoker    Female  35    Preferred Non-smoker       1      $200,000    D-34
Male  55    Preferred Non-smoker    Female  55    Preferred Non-smoker       1      $200,000    D-45

     The tables show how Death Proceeds, Fund Values and Cash Values of a hypothetical Policy could vary over an extended period of time if the Subaccounts of the Variable Account had constant hypothetical gross annual investment returns of 0%, 6% or 12% over the periods indicated in each table. The values will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the death benefits, Fund Values and Cash Values will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual Policy years. These illustrations assume that no Policy Loan has been taken. The amounts shown would differ if unisex rates were used.

     The amounts shown for Death Proceeds, Fund Values and Cash Values reflect the fact the net investment return on the Policy is lower than the gross investment return on the Subaccounts of the Variable Account. This results from the charges levied against the Subaccounts of the Variable Account (i.e., the mortality and expense risk charge) as well as the premium loads, administrative charges and Surrender Charges. The difference between the Fund Value and the Cash Value in the first 14 years is the Surrender Charge.

     The tables illustrate cost of insurance and expense charges at both current rates (which are described under Cost of Insurance) and at the maximum rates guaranteed in the Policies. The amounts shown at the end of each Policy year reflect a daily charge against the Funds as well as those assessed against the Subaccounts. These charges include the charge against the Subaccounts for mortality and expense risks and the effect on each Subaccount's investment experience of the charge to Portfolio assets for investment management and direct expenses. The mortality and expense risk fee is .35% annually on a guaranteed basis.

     The tables also reflect a deduction for a daily investment advisory fee and for other expenses of the Portfolio at a rate equivalent to an annual rate of 0.75% of the aggregate average daily net assets of the Portfolio. This hypothetical rate is representative of the average maximum investment advisory fee and other expenses of the Portfolios applicable to the Subaccounts of the Variable Account. Actual fees and other expenses vary by Portfolio and may be subject to agreements by the sponsor to waive or otherwise reimburse each Portfolio for operating expenses which exceed certain limits. There can be no assurance that the expense reimbursement arrangements will continue in the future, and any unreimbursed expenses would be reflected in the values included on the tables.

     The effect of these investment management and direct expenses on a 0% gross rate of return would result in a net rate of return of -.75%, on 6% it would be 5.25%, and on 12% it would be 11.25%.

     The tables assume the deduction of charges including administrative and sales charges. There are tables for the Policies listed in the chart above for death benefit Options 1 or 2 and each option is illustrated using current and guaranteed policy cost factors. The tables reflect the fact that the Company does not currently make any charge against the Variable Account for state or federal taxes. If such a charge is made in the future, it will take a higher rate of return to produce after-tax returns of 0%, 6% or 12%.

     The following are descriptions of Table columns and key terms:

     Age:  Younger Insured's attained age at the end of the policy year

     Premium Outlay: The annualized out-of-pocket premium payments for each policy year including scheduled and any anticipated unscheduled premium payments. Premium payments are assumed to be paid at the beginning of each premium paying period. Amounts of surrenders and loans plus loan interest if any, are shown on the pages captioned "Premiums, Full Surrender and Policy Loans".

     Premium Accumulated at 5%: is equal to the premiums compounded at an annual effective rate of 5% and is shown at the end of the year.

GUARANTEED CHARGES AT 0.00%, 6.00% OR 12.00%

     Cash Value: The value of the subaccounts at the end of each policy year assuming a 0.00%, 6.00% or 12.00% hypothetical rate of return on the Funds, less all charges, fees and deductions at their guaranteed maximum. The cash value also takes into account any loans illustrated, as well as, the applicable surrender charges that would apply if the policy were surrendered prior to the end of the first ten years.

     Fund Value: The value of the subaccounts at the end of each policy year assuming a 0.00%, 6.00% or 12.00% hypothetical rate of return on the Funds, less all charges, fees and deductions at their guaranteed maximum. The Fund Value DOES NOT take into account the applicable surrender charges that would apply if the policy were surrendered prior to the end of the first ten years.

     Death Proceeds: The benefit payable if the insured's death occurs at the end of the policy year, assuming a 0.00%, 6.00% or 12,00% hypothetical rate of return on the Funds, less all charges, fees and deductions at their guaranteed maximums.

CURRENT CHARGES AT 0.00%, 6.00% OR 12.00%

     Cash Value: The value of the subaccounts at the end of each policy year assuming a 0.00%, 6.00% or 12.00% hypothetical rate of return on the Funds, less all charges, fees and deductions at the current, non-guaranteed rates. The cash value also takes into account any loans illustrated, as well as, the applicable surrender charges that would apply if the policy were surrendered prior to the end of the first ten years.

     Fund Value: The value of the subaccounts at the end of each policy year assuming a 0.00%, 6.00% or 12.00% hypothetical rate of return on the Funds, less all charges, fees and deductions at the current, non-guaranteed rates. The Fund Value DOES NOT take into account the applicable surrender charges that would apply if the policy were surrendered prior to the end of the first ten years.

     Death Proceeds: The benefit payable if the insured's death occurs at the end of the policy year assuming a 0.00%, 6.00% or 12.00% hypothetical rate of return on the Funds, less all charges, fees and deductions at the current, non-guaranteed rates.

     The Company will furnish, upon request, a comparable illustration based on the age and sex of the proposed Insured, standard Premium Class assumptions and an initial Specified Amount and Scheduled Premium Payments of the applicant's choice. If a Policy is purchased, an individualized illustration will be delivered reflecting the Scheduled Premium Payment chosen and the Insured's actual risk class. After issuance, the Company will provide upon request an illustration of future Policy benefits based on both guaranteed and current cost factor assumptions and actual Account Value.

     The following is the page of supplemental footnotes to each of the flexible premium variable life to age 100 numeric summary and standard ledger statements which follow and which begin on pages B-4.

            STANDARD LEDGER STATEMENT -- SUPPLEMENTAL FOOTNOTE PAGE
                           MONY CUSTOM ESTATE MASTER
               FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY
                     MONY LIFE INSURANCE COMPANY OF AMERICA

ADDITIONAL INFORMATION

     These policies have been tested for the possibility of classification as a modified endowment. This test is not a guarantee that a policy will not be classified as a modified endowment.

     This illustration has been checked against federal tax laws relating to their definition of life insurance and is in compliance based on proposed premium payments and coverages. Any decrease in specified amount and/or a change in death benefit option 2 to death benefit option 1 and/or surrenders occurring in the first 15 years may cause a taxable event. In addition, if the policy is defined as a modified endowment policy, a loan, surrender, or assignment or pledge (unless such assignment or pledge is for burial expenses and the maximum death benefit is not in excess of $25,000) may be considered a taxable distribution and a ten percent penalty may be added to any tax on the distribution. Please consult your tax advisor for advice.

                               GUIDELINE PREMIUMS

                                                                           DEATH
                                                                          BENEFIT   INITIAL GUIDELINE   INITIAL GUIDELINE
SEX   AGE     UNDERWRITING CLASS     SEX    AGE     UNDERWRITING CLASS    OPTION     SINGLE PREMIUM      ANNUAL PREMIUM
---   ---     ------------------     ---    ---     ------------------    -------   -----------------   -----------------
Male  45    Preferred Non-smoker    Female  45    Preferred Non-smoker       1         $28,330.66           $2,420.01
Male  45    Standard Smoker         Female  45    Standard Smoker            1         $33,905.16           $2,881.48
Male  45    Preferred Non-smoker    Female  45    Preferred Non-smoker       2         $28,330.66           $9,458.29
Male  35    Preferred Non-smoker    Female  35    Preferred Non-smoker       1         $17,379.05           $1,518.57
Male  55    Preferred Non-smoker    Female  55    Preferred Non-smoker       1         $46,771.69           $4,057.53

     Values shown on these illustrations are based on a Specified Amount of $200,000 and on a policyowner tax bracket of 0%.

     Premiums are assumed to be paid at the beginning of the payment period. Policy values and ages are shown as of the end of the policy year and reflect the effect of all loans and surrenders. The death proceeds, fund value and value upon surrender will differ if premiums are paid in different amounts, frequencies, or not on the due date.

     The policy's cash value is net of any applicable surrender charge.

     Premiums less the following deductions are added to the fund value:

     1.  A premium tax charge of 2.25% of gross premiums in all policy years.

     2. A sales charge on the gross premiums. The sales charges equal 6% of each premium dollar paid up to the Target Premium, in years 1-10, 3% of premium paid in excess of Target Premium in years 1-10, and 3% of all premiums after the tenth Policy year.

     3.  A DAC tax charge of 1.50% of gross premiums in all policy years.

     Those columns assuming guaranteed charges use the current monthly mortality charges, current monthly administrative charges, current charges for mortality and expense risks, current charges for rider benefits, if any, and current premium sales charge ("current charges" for the first year) as well as the assumed hypothetical gross annual investment return indicated. Thereafter these columns use guaranteed monthly mortality charges, guaranteed monthly administrative charges, guaranteed charges for mortality and expense risks, guaranteed charges for rider benefits if any, guaranteed maximum premium sales charge, and the assumed hypothetical gross annual investment return indicated. Those columns assuming current charges are based upon "current charges" and the assumed hypothetical gross annual investment return indicated.

     The current charges declared by MONY Life Insurance Company of America are guaranteed for the first policy year and apply to policies issued as of the illustration preparation date and could change between the preparation date and the date the policy is issued. After the first policy year, current charges are not guaranteed, and may be changed at the discretion of MONY Life Insurance Company of America.

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*          GUARANTEED CHARGES**          CURRENT CHARGES***
                    --------------------------   --------------------------   --------------------------
                        0.00% (-.75% NET)            0.00% (-.75% NET)            0.00% (-.75% NET)
 POLICY   PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
   1       1,323         0      876   200,000         0      876   200,000         0      876   200,000
   5       1,323     3,428    4,221   200,000     3,428    4,221   200,000     3,479    4,272   200,000
   10      1,323     7,817    7,949   200,000     7,817    7,949   200,000     8,101    8,233   200,000
   20      1,323    14,448   14,448   200,000    14,448   14,448   200,000    16,065   16,065   200,000
@ Age 70   1,323    12,911   12,911   200,000    12,911   12,911   200,000    17,458   17,458   200,000
@ Age 85  LAPSED    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED
@ Age 90  LAPSED    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED

* Policy lapses in policy year 31 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 31 based on guaranteed charges and a gross investment return of 0.00%.
*** Policy lapses in policy year 37 based on current charges and a gross investment return of 0.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                                ------------------------------------------------------
                                Signature of Representative

                                -------------------------
                                Date

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,322.78-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                            GUARANTEED CHARGES                          CURRENT CHARGES
                           -----------------------------------------------------   -------------------------
END              PREMIUM       0.00% (-.75% NET)           0.00% (-.75% NET)           0.00% (-.75% NET)
 OF    PREMIUM   ACCUM'D    CASH    FUND     DEATH      CASH    FUND     DEATH      CASH    FUND     DEATH
YEAR   OUTLAY     AT 5%    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS
  1    1,323      1,389         0     876    200,000        0     876    200,000        0     876    200,000
  2    1,323      2,847       546   1,736    200,000      546   1,736    200,000      552   1,742    200,000
  3    1,323      4,379     1,523   2,581    200,000    1,523   2,581    200,000    1,539   2,597    200,000
  4    1,323      5,986     2,484   3,410    200,000    2,484   3,410    200,000    2,514   3,440    200,000
  5    1,323      7,675     3,428   4,221    200,000    3,428   4,221    200,000    3,479   4,272    200,000
  6    1,323      9,447     4,352   5,014    200,000    4,352   5,014    200,000    4,431   5,092    200,000
  7    1,323     11,309     5,256   5,785    200,000    5,256   5,785    200,000    5,370   5,899    200,000
  8    1,323     13,263     6,137   6,534    200,000    6,137   6,534    200,000    6,296   6,693    200,000
  9    1,323     15,315     6,992   7,256    200,000    6,992   7,256    200,000    7,206   7,471    200,000
 10    1,323     17,470     7,817   7,949    200,000    7,817   7,949    200,000    8,101   8,233    200,000
 11    1,323     19,732     8,863   8,863    200,000    8,863   8,863    200,000    9,229   9,229    200,000
 12    1,323     22,108     9,737   9,737    200,000    9,737   9,737    200,000   10,200  10,200    200,000
 13    1,323     24,602    10,566  10,566    200,000   10,566  10,566    200,000   11,141  11,141    200,000
 14    1,323     27,221    11,347  11,347    200,000   11,347  11,347    200,000   12,035  12,035    200,000
 15    1,323     29,971    12,072  12,072    200,000   12,072  12,072    200,000   12,867  12,867    200,000
 16    1,323     32,858    12,732  12,732    200,000   12,732  12,732    200,000   13,642  13,642    200,000
 17    1,323     35,890    13,317  13,317    200,000   13,317  13,317    200,000   14,353  14,353    200,000
 18    1,323     39,074    13,811  13,811    200,000   13,811  13,811    200,000   14,991  14,991    200,000
 19    1,323     42,416    14,195  14,195    200,000   14,195  14,195    200,000   15,555  15,555    200,000
 20    1,323     45,926    14,448  14,448    200,000   14,448  14,448    200,000   16,065  16,065    200,000
 21    1,323     49,611    14,549  14,549    200,000   14,549  14,549    200,000   16,527  16,527    200,000
 22    1,323     53,481    14,473  14,473    200,000   14,473  14,473    200,000   16,906  16,906    200,000
 23    1,323     57,544    14,196  14,196    200,000   14,196  14,196    200,000   17,186  17,186    200,000
 24    1,323     61,810    13,689  13,689    200,000   13,689  13,689    200,000   17,371  17,371    200,000
 25    1,323     66,289    12,911  12,911    200,000   12,911  12,911    200,000   17,458  17,458    200,000

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,322.78-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                            GUARANTEED CHARGES                          CURRENT CHARGES
                           -----------------------------------------------------   -------------------------
END              PREMIUM       0.00% (-.75% NET)           0.00% (-.75% NET)           0.00% (-.75% NET)
 OF    PREMIUM   ACCUM'D    CASH    FUND     DEATH      CASH    FUND     DEATH      CASH    FUND     DEATH
YEAR   OUTLAY     AT 5%    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS
 26    1,323     70,992    11,807  11,807    200,000   11,807  11,807    200,000   17,425  17,425    200,000
 27    1,323     75,931    10,303  10,303    200,000   10,303  10,303    200,000   17,257  17,257    200,000
 28    1,323     81,116     8,300   8,300    200,000    8,300   8,300    200,000   16,930  16,930    200,000
 29    1,323     86,561     5,674   5,674    200,000    5,674   5,674    200,000   16,381  16,381    200,000
 30    1,323     92,278     2,288   2,288    200,000    2,288   2,288    200,000   15,569  15,569    200,000
 31    1,323     98,281    LAPSED  LAPSED     LAPSED   LAPSED  LAPSED     LAPSED   14,436  14,436    200,000
 32    1,323     104,584                                                           12,919  12,919    200,000
 33    1,323     111,202                                                           10,938  10,938    200,000
 34    1,323     118,151                                                            8,397   8,397    200,000
 35    1,323     125,448                                                            5,182   5,182    200,000
 36    1,323     133,109                                                            1,154   1,154    200,000
 37    1,323     141,153                                                           LAPSED  LAPSED     LAPSED

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,322.78-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                        GUARANTEED CHARGES*          GUARANTEED CHARGES**           CURRENT CHARGES***
                    ---------------------------   ---------------------------   --------------------------
                         0.00% (-.75% NET)             6.00% (5.25% NET)            6.00% (5.25% NET)
 POLICY   PREMIUM    CASH     FUND      DEATH      CASH     FUND      DEATH      CASH     FUND     DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS    VALUE    VALUE    PROCEEDS    VALUE    VALUE    PROCEEDS
   1       1,323         0      876     200,000        0      938     200,000        0      938   200,000
   5       1,323     3,428    4,221     200,000    4,305    5,099     200,000    4,361    5,155   200,000
   10      1,323     7,817    7,949     200,000   11,137   11,270     200,000   11,472   11,604   200,000
   20      1,323    14,448   14,448     200,000   29,129   29,129     200,000   31,345   31,345   200,000
@ Age 70   1,323    12,911   12,911     200,000   37,182   37,182     200,000   43,076   43,076   200,000
@ Age 85   1,323    LAPSED   LAPSED      LAPSED   LAPSED   LAPSED      LAPSED   59,917   59,917   200,000
@ Age 90   1,323    LAPSED   LAPSED      LAPSED   LAPSED   LAPSED      LAPSED    7,383    7,383   200,000

* Policy lapses in policy year 31 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 37 based on guaranteed charges and a gross investment return of 6.00%.
*** Policy lapses in policy year 46 based on current charges and a gross investment return of 6.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                                ------------------------------------------------------
                                Signature of Representative

                                -------------------------
                                Date

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,322.78-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                           GUARANTEED CHARGES                        CURRENT CHARGES
                           ---------------------------------------------------   ------------------------
END              PREMIUM      0.00% (-.75% NET)          6.00% (5.25% NET)          6.00% (5.25% NET)
 OF    PREMIUM   ACCUM'D    CASH    FUND    DEATH      CASH    FUND    DEATH      CASH    FUND    DEATH
YEAR   OUTLAY     AT 5%    VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS
  1     1,323     1,389         0     876  200,000         0     938  200,000         0     938  200,000
  2     1,323     2,847       546   1,736  200,000       724   1,915  200,000       730   1,920  200,000
  3     1,323     4,379     1,523   2,581  200,000     1,875   2,933  200,000     1,891   2,950  200,000
  4     1,323     5,986     2,484   3,410  200,000     3,068   3,994  200,000     3,101   4,027  200,000
  5     1,323     7,675     3,428   4,221  200,000     4,305   5,099  200,000     4,361   5,155  200,000
  6     1,323     9,447     4,352   5,014  200,000     5,585   6,247  200,000     5,673   6,334  200,000
  7     1,323    11,309     5,256   5,785  200,000     6,910   7,439  200,000     7,039   7,568  200,000
  8     1,323    13,263     6,137   6,534  200,000     8,277   8,674  200,000     8,459   8,856  200,000
  9     1,323    15,315     6,992   7,256  200,000     9,687   9,951  200,000     9,937  10,201  200,000
 10     1,323    17,470     7,817   7,949  200,000    11,137  11,270  200,000    11,472  11,604  200,000
 11     1,323    19,732     8,863   8,863  200,000    12,890  12,890  200,000    13,328  13,328  200,000
 12     1,323    22,108     9,737   9,737  200,000    14,560  14,560  200,000    15,121  15,121  200,000
 13     1,323    24,602    10,566  10,566  200,000    16,277  16,277  200,000    16,983  16,983  200,000
 14     1,323    27,221    11,347  11,347  200,000    18,040  18,040  200,000    18,899  18,899  200,000
 15     1,323    29,971    12,072  12,072  200,000    19,843  19,843  200,000    20,859  20,859  200,000
 16     1,323    32,858    12,732  12,732  200,000    21,680  21,680  200,000    22,867  22,867  200,000
 17     1,323    35,890    13,317  13,317  200,000    23,542  23,542  200,000    24,921  24,921  200,000
 18     1,323    39,074    13,811  13,811  200,000    25,416  25,416  200,000    27,014  27,014  200,000
 19     1,323    42,416    14,195  14,195  200,000    27,285  27,285  200,000    29,148  29,148  200,000
 20     1,323    45,926    14,448  14,448  200,000    29,129  29,129  200,000    31,345  31,345  200,000
 21     1,323    49,611    14,549  14,549  200,000    30,929  30,929  200,000    33,613  33,613  200,000
 22     1,323    53,481    14,473  14,473  200,000    32,660  32,660  200,000    35,925  35,925  200,000
 23     1,323    57,544    14,196  14,196  200,000    34,301  34,301  200,000    38,269  38,269  200,000
 24     1,323    61,810    13,689  13,689  200,000    35,821  35,821  200,000    40,652  40,652  200,000
 25     1,323    66,289    12,911  12,911  200,000    37,182  37,182  200,000    43,076  43,076  200,000

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,322.78-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                           GUARANTEED CHARGES                        CURRENT CHARGES
                           ---------------------------------------------------   ------------------------
END              PREMIUM      0.00% (-.75% NET)          6.00% (5.25% NET)          6.00% (5.25% NET)
 OF    PREMIUM   ACCUM'D    CASH    FUND    DEATH      CASH    FUND    DEATH      CASH    FUND    DEATH
YEAR   OUTLAY     AT 5%    VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS
 26     1,323    70,992    11,807  11,807  200,000    38,332  38,332  200,000    45,526  45,526  200,000
 27     1,323    75,931    10,303  10,303  200,000    39,200  39,200  200,000    47,991  47,991  200,000
 28     1,323    81,116     8,300   8,300  200,000    39,691  39,691  200,000    50,457  50,457  200,000
 29     1,323    86,561     5,674   5,674  200,000    39,691  39,691  200,000    52,876  52,876  200,000
 30     1,323    92,278     2,288   2,288  200,000    39,066  39,066  200,000    55,216  55,216  200,000
 31     1,323    98,281    LAPSED  LAPSED   LAPSED    37,661  37,661  200,000    57,438  57,438  200,000
 32     1,323    104,584                              35,301  35,301  200,000    59,494  59,494  200,000
 33     1,323    111,202                              31,773  31,773  200,000    61,328  61,328  200,000
 34     1,323    118,151                              26,810  26,810  200,000    62,872  62,872  200,000
 35     1,323    125,448                              20,053  20,053  200,000    64,046  64,046  200,000
 36     1,323    133,109                              11,003  11,003  200,000    64,753  64,753  200,000
 37     1,323    141,153                              LAPSED  LAPSED   LAPSED    64,888  64,888  200,000
 38     1,323    149,600                                                         64,320  64,320  200,000
 39     1,323    158,469                                                         62,769  62,769  200,000
 40     1,323    167,781                                                         59,917  59,917  200,000
 41     1,323    177,559                                                         55,447  55,447  200,000
 42     1,323    187,826                                                         48,831  48,831  200,000
 43     1,323    198,606                                                         39,388  39,388  200,000
 44     1,323    209,925                                                         26,043  26,043  200,000
 45     1,323    221,811                                                          7,383   7,383  200,000
 46     1,323    234,290                                                         LAPSED  LAPSED   LAPSED

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,322.78-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                        GUARANTEED CHARGES*           GUARANTEED CHARGES**            CURRENT CHARGES***
                    ---------------------------   ----------------------------   ----------------------------
                         0.00% (-.75% NET)            12.00% (11.25% NET)            12.00% (11.25% NET)
 POLICY   PREMIUM    CASH     FUND      DEATH      CASH      FUND      DEATH      CASH      FUND      DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS     VALUE     VALUE    PROCEEDS    VALUE     VALUE    PROCEEDS
   1       1,323         0      876     200,000         0       999   200,000          0       999   200,000
   5       1,323     3,428    4,221     200,000     5,336     6,130   200,000      5,398     6,191   200,000
   10      1,323     7,817    7,949     200,000    15,927    16,059   200,000     16,324    16,456   200,000
   20      1,323    14,448   14,448     200,000    61,553    61,553   200,000     64,679    64,679   200,000
@ Age 70   1,323    12,911   12,911     200,000   105,845   105,845   200,000    113,582   113,582   200,000
@ Age 85   1,323    LAPSED   LAPSED      LAPSED   508,652   508,652   534,085    563,513   563,513   591,688
@ Age 90   1,323    LAPSED   LAPSED      LAPSED   828,345   828,345   869,763    933,169   933,169   979,828

* Policy lapses in policy year 31 based on guaranteed charges and a gross investment return of 0.00%.
** Policy continues to age 100 based on guaranteed charges and a gross investment return of 12.00%.
*** Policy continues to age 100 based on current charges and a gross investment return of 12.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                                ------------------------------------------------------
                                Signature of Representative

                                -------------------------
                                Date

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,322.78-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                                GUARANTEED CHARGES                                 CURRENT CHARGES
                           ------------------------------------------------------------   ---------------------------------
END              PREMIUM      0.00% (-.75% NET)              12.00% (11.25% NET)                 12.00% (11.25% NET)
 OF    PREMIUM   ACCUM'D    CASH    FUND    DEATH       CASH        FUND        DEATH       CASH        FUND        DEATH
YEAR   OUTLAY     AT 5%    VALUE   VALUE   PROCEEDS     VALUE       VALUE     PROCEEDS      VALUE       VALUE     PROCEEDS
  1     1,323     1,389         0     876  200,000            0         999     200,000           0         999     200,000
  2     1,323     2,847       546   1,736  200,000          910       2,100     200,000         916       2,107     200,000
  3     1,323     4,379     1,523   2,581  200,000        2,257       3,315     200,000       2,274       3,332     200,000
  4     1,323     5,986     2,484   3,410  200,000        3,728       4,654     200,000       3,763       4,689     200,000
  5     1,323     7,675     3,428   4,221  200,000        5,336       6,130     200,000       5,398       6,191     200,000
  6     1,323     9,447     4,352   5,014  200,000        7,094       7,756     200,000       7,192       7,853     200,000
  7     1,323    11,309     5,256   5,785  200,000        9,017       9,546     200,000       9,162       9,691     200,000
  8     1,323    13,263     6,137   6,534  200,000       11,118      11,515     200,000      11,328      11,725     200,000
  9     1,323    15,315     6,992   7,256  200,000       13,416      13,680     200,000      13,708      13,972     200,000
 10     1,323    17,470     7,817   7,949  200,000       15,927      16,059     200,000      16,324      16,456     200,000
 11     1,323    19,732     8,863   8,863  200,000       18,945      18,945     200,000      19,471      19,471     200,000
 12     1,323    22,108     9,737   9,737  200,000       22,115      22,115     200,000      22,800      22,800     200,000
 13     1,323    24,602    10,566  10,566  200,000       25,597      25,597     200,000      26,472      26,472     200,000
 14     1,323    27,221    11,347  11,347  200,000       29,422      29,422     200,000      30,508      30,508     200,000
 15     1,323    29,971    12,072  12,072  200,000       33,623      33,623     200,000      34,937      34,937     200,000
 16     1,323    32,858    12,732  12,732  200,000       38,232      38,232     200,000      39,805      39,805     200,000
 17     1,323    35,890    13,317  13,317  200,000       43,289      43,289     200,000      45,157      45,157     200,000
 18     1,323    39,074    13,811  13,811  200,000       48,832      48,832     200,000      51,041      51,041     200,000
 19     1,323    42,416    14,195  14,195  200,000       54,903      54,903     200,000      57,520      57,520     200,000
 20     1,323    45,926    14,448  14,448  200,000       61,553      61,553     200,000      64,679      64,679     200,000
 21     1,323    49,611    14,549  14,549  200,000       68,836      68,836     200,000      72,601      72,601     200,000
 22     1,323    53,481    14,473  14,473  200,000       76,822      76,822     200,000      81,352      81,352     200,000
 23     1,323    57,544    14,196  14,196  200,000       85,587      85,587     200,000      91,019      91,019     200,000
 24     1,323    61,810    13,689  13,689  200,000       95,227      95,227     200,000     101,720     101,720     200,000
 25     1,323    66,289    12,911  12,911  200,000      105,845     105,845     200,000     113,582     113,582     200,000

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,322.78-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                                GUARANTEED CHARGES                                 CURRENT CHARGES
                           ------------------------------------------------------------   ---------------------------------
END              PREMIUM      0.00% (-.75% NET)              12.00% (11.25% NET)                 12.00% (11.25% NET)
 OF    PREMIUM   ACCUM'D    CASH    FUND    DEATH       CASH        FUND        DEATH       CASH        FUND        DEATH
YEAR   OUTLAY     AT 5%    VALUE   VALUE   PROCEEDS     VALUE       VALUE     PROCEEDS      VALUE       VALUE     PROCEEDS
 26     1,323    70,992    11,807  11,807  200,000      117,566     117,566     200,000     126,739     126,739     200,000
 27     1,323    75,931    10,303  10,303  200,000      130,537     130,537     200,000     141,352     141,352     200,000
 28     1,323    81,116     8,300   8,300  200,000      144,939     144,939     200,000     157,604     157,604     200,000
 29     1,323    86,561     5,674   5,674  200,000      161,005     161,005     200,000     175,706     175,706     200,000
 30     1,323    92,278     2,288   2,288  200,000      179,042     179,042     200,000     195,901     195,901     209,614
 31     1,323    98,281    LAPSED  LAPSED   LAPSED      199,406     199,406     209,376     218,335     218,335     229,252
 32     1,323    104,584                                222,003     222,003     233,103     243,170     243,170     255,328
 33     1,323    111,202                                246,953     246,953     259,300     270,654     270,654     284,186
 34     1,323    118,151                                274,483     274,483     288,208     301,060     301,060     316,113
 35     1,323    125,448                                304,840     304,840     320,083     334,686     334,686     351,421
 36     1,323    133,109                                338,285     338,285     355,200     371,859     371,859     390,452
 37     1,323    141,153                                375,094     375,094     393,848     412,933     412,933     433,579
 38     1,323    149,600                                415,553     415,553     436,331     458,295     458,295     481,209
 39     1,323    158,469                                459,967     459,967     482,966     508,345     508,345     533,762
 40     1,323    167,781                                508,652     508,652     534,085     563,513     563,513     591,688
 41     1,323    177,559                                561,942     561,942     590,039     624,272     624,272     655,485
 42     1,323    187,826                                620,186     620,186     651,195     691,105     691,105     725,661
 43     1,323    198,606                                683,749     683,749     717,937     764,525     764,525     802,752
 44     1,323    209,925                                753,009     753,009     790,660     845,035     845,035     887,287
 45     1,323    221,811                                828,345     828,345     869,763     933,169     933,169     979,828
 46     1,323    234,290                                910,133     910,133     955,639   1,029,472   1,029,472   1,080,946
 47     1,323    247,393                              1,001,198   1,001,198   1,041,246   1,136,221   1,136,221   1,181,670
 48     1,323    261,152                              1,103,166   1,103,166   1,136,261   1,255,059   1,255,059   1,292,711
 49     1,323    275,599                              1,218,081   1,218,081   1,242,443   1,388,172   1,388,172   1,415,935
 50     1,323    290,767                              1,348,624   1,348,624   1,362,110   1,538,085   1,538,085   1,553,466

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,322.78-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                                GUARANTEED CHARGES                                 CURRENT CHARGES
                           ------------------------------------------------------------   ---------------------------------
END              PREMIUM      0.00% (-.75% NET)              12.00% (11.25% NET)                 12.00% (11.25% NET)
 OF    PREMIUM   ACCUM'D    CASH    FUND    DEATH       CASH        FUND        DEATH       CASH        FUND        DEATH
YEAR   OUTLAY     AT 5%    VALUE   VALUE   PROCEEDS     VALUE       VALUE     PROCEEDS      VALUE       VALUE     PROCEEDS
 51     1,323    306,695                              1,492,374   1,492,374   1,507,298   1,703,795   1,703,795   1,720,833
 52     1,323    323,418                              1,650,054   1,650,054   1,666,555   1,886,851   1,886,851   1,905,720
 53     1,323    340,978                              1,821,428   1,821,428   1,839,642   2,089,117   2,089,117   2,110,009
 54     1,323    359,416                              2,007,836   2,007,836   2,027,914   2,312,558   2,312,558   2,335,684
 55     1,323    378,776                              2,213,192   2,213,192   2,235,324   2,559,344   2,559,344   2,584,937

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,322.78-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                        GUARANTEED CHARGES*          GUARANTEED CHARGES**           CURRENT CHARGES***
                    ---------------------------   ---------------------------   ---------------------------
                         0.00% (-.75% NET)             0.00% (-.75% NET)             0.00% (-.75% NET)
 POLICY   PREMIUM    CASH     FUND      DEATH      CASH     FUND      DEATH      CASH     FUND      DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS    VALUE    VALUE    PROCEEDS    VALUE    VALUE    PROCEEDS
   1       1,932         0    1,419     200,000        0    1,419     200,000        0    1,419     200,000
   5       1,932     5,593    6,752     200,000    5,593    6,752     200,000    5,673    6,833     200,000
   10      1,932    12,196   12,389     200,000   12,196   12,389     200,000   12,536   12,730     200,000
   20      1,932    18,908   18,908     200,000   18,908   18,908     200,000   20,182   20,182     200,000
@ Age 70   1,932    13,304   13,304     200,000   13,304   13,304     200,000   17,644   17,644     200,000
@ Age 85  LAPSED    LAPSED   LAPSED      LAPSED   LAPSED   LAPSED      LAPSED   LAPSED   LAPSED      LAPSED
@ Age 90  LAPSED    LAPSED   LAPSED      LAPSED   LAPSED   LAPSED      LAPSED   LAPSED   LAPSED      LAPSED

* Policy lapses in policy year 29 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 29 based on guaranteed charges and a gross investment return of 0.00%.
*** Policy lapses in policy year 32 based on current charges and a gross investment return of 0.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                                ------------------------------------------------------
                                Signature of Representative

                                -------------------------
                                Date

Age 45 Male Smoker Standard                              Prepared On: 09/11/1998
Age 45 Female Smoker Standard                                   Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,932.08-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                            GUARANTEED CHARGES                          CURRENT CHARGES
                           -----------------------------------------------------   -------------------------
END              PREMIUM       0.00% (-.75% NET)           0.00% (-.75% NET)           0.00% (-.75% NET)
 OF    PREMIUM   ACCUM'D    CASH    FUND     DEATH      CASH    FUND     DEATH      CASH    FUND     DEATH
YEAR   OUTLAY     AT 5%    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS
  1     1,932     2,029         0   1,419    200,000        0   1,419    200,000        0   1,419    200,000
  2     1,932     4,159     1,064   2,803    200,000    1,064   2,803    200,000    1,077   2,815    200,000
  3     1,932     6,395     2,610   4,156    200,000    2,610   4,156    200,000    2,640   4,186    200,000
  4     1,932     8,744     4,121   5,473    200,000    4,121   5,473    200,000    4,174   5,526    200,000
  5     1,932    11,210     5,593   6,752    200,000    5,593   6,752    200,000    5,673   6,833    200,000
  6     1,932    13,799     7,023   7,989    200,000    7,023   7,989    200,000    7,136   8,102    200,000
  7     1,932    16,518     8,404   9,177    200,000    8,404   9,177    200,000    8,558   9,331    200,000
  8     1,932    19,372     9,732  10,312    200,000    9,732  10,312    200,000    9,936  10,515    200,000
  9     1,932    22,369    10,999  11,385    200,000   10,999  11,385    200,000   11,264  11,650    200,000
 10     1,932    25,517    12,196  12,389    200,000   12,196  12,389    200,000   12,536  12,730    200,000
 11     1,932    28,821    13,587  13,587    200,000   13,587  13,587    200,000   14,009  14,009    200,000
 12     1,932    32,291    14,698  14,698    200,000   14,698  14,698    200,000   15,207  15,207    200,000
 13     1,932    35,934    15,712  15,712    200,000   15,712  15,712    200,000   16,309  16,309    200,000
 14     1,932    39,759    16,623  16,623    200,000   16,623  16,623    200,000   17,286  17,286    200,000
 15     1,932    43,776    17,418  17,418    200,000   17,418  17,418    200,000   18,148  18,148    200,000
 16     1,932    47,994    18,083  18,083    200,000   18,083  18,083    200,000   18,881  18,881    200,000
 17     1,932    52,422    18,596  18,596    200,000   18,596  18,596    200,000   19,464  19,464    200,000
 18     1,932    57,072    18,927  18,927    200,000   18,927  18,927    200,000   19,878  19,878    200,000
 19     1,932    61,954    19,042  19,042    200,000   19,042  19,042    200,000   20,122  20,122    200,000
 20     1,932    67,080    18,908  18,908    200,000   18,908  18,908    200,000   20,182  20,182    200,000
 21     1,932    72,463    18,489  18,489    200,000   18,489  18,489    200,000   20,134  20,134    200,000
 22     1,932    78,115    17,753  17,753    200,000   17,753  17,753    200,000   19,851  19,851    200,000
 23     1,932    84,049    16,670  16,670    200,000   16,670  16,670    200,000   19,349  19,349    200,000
 24     1,932    90,280    15,205  15,205    200,000   15,205  15,205    200,000   18,622  18,622    200,000
 25     1,932    96,823    13,304  13,304    200,000   13,304  13,304    200,000   17,644  17,644    200,000

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Smoker Standard                              Prepared On: 09/11/1998
Age 45 Female Smoker Standard                                   Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,932.08-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                            GUARANTEED CHARGES                          CURRENT CHARGES
                           -----------------------------------------------------   -------------------------
END              PREMIUM       0.00% (-.75% NET)           0.00% (-.75% NET)           0.00% (-.75% NET)
 OF    PREMIUM   ACCUM'D    CASH    FUND     DEATH      CASH    FUND     DEATH      CASH    FUND     DEATH
YEAR   OUTLAY     AT 5%    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS
 26     1,932    103,693   10,888  10,888    200,000   10,888  10,888    200,000   16,361  16,361    200,000
 27     1,932    110,906    7,843   7,843    200,000    7,843   7,843    200,000   14,769  14,769    200,000
 28     1,932    118,480    4,022   4,022    200,000    4,022   4,022    200,000   12,813  12,813    200,000
 29     1,932    126,433   LAPSED  LAPSED     LAPSED   LAPSED  LAPSED     LAPSED   10,336  10,336    200,000
 30     1,932    134,783                                                            7,237   7,237    200,000
 31     1,932    143,551                                                            3,407   3,407    200,000
 32     1,932    152,757                                                           LAPSED  LAPSED     LAPSED

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Smoker Standard                              Prepared On: 09/11/1998
Age 45 Female Smoker Standard                                   Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,932.08-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*          GUARANTEED CHARGES**          CURRENT CHARGES***
                    --------------------------   --------------------------   --------------------------
                        0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
 POLICY   PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
   1       1,932         0    1,419   200,000         0    1,513   200,000         0    1,513   200,000
   5       1,932     5,593    6,752   200,000     6,978    8,137   200,000     7,066    8,226   200,000
   10      1,932    12,196   12,389   200,000    17,429   17,623   200,000    17,837   18,031   200,000
   20      1,932    18,908   18,908   200,000    41,265   41,265   200,000    43,114   43,114   200,000
@ Age 70   1,932    13,304   13,304   200,000    49,957   49,957   200,000    55,342   55,342   200,000
@ Age 85   1,932    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED    30,895   30,895   200,000
@ Age 90  LAPSED    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED

* Policy lapses in policy year 29 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 37 based on guaranteed charges and a gross investment return of 6.00%.
*** Policy lapses in policy year 42 based on current charges and a gross investment return of 6.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                                ------------------------------------------------------
                                Signature of Representative

                                -------------------------
                                Date

Age 45 Male Smoker Standard                              Prepared On: 09/11/1998
Age 45 Female Smoker Standard                                   Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,932.08-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                            GUARANTEED CHARGES                          CURRENT CHARGES
                           -----------------------------------------------------   -------------------------
END              PREMIUM       0.00% (-.75% NET)           6.00% (5.25% NET)           6.00% (5.25% NET)
 OF    PREMIUM   ACCUM'D    CASH    FUND     DEATH      CASH    FUND     DEATH      CASH    FUND     DEATH
YEAR   OUTLAY     AT 5%    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS
  1    1,932      2,029         0   1,419    200,000        0   1,513    200,000        0   1,513    200,000
  2    1,932      4,159     1,064   2,803    200,000    1,342   3,081    200,000    1,354   3,093    200,000
  3    1,932      6,395     2,610   4,156    200,000    3,162   4,708    200,000    3,194   4,740    200,000
  4    1,932      8,744     4,121   5,473    200,000    5,041   6,394    200,000    5,098   6,451    200,000
  5    1,932     11,210     5,593   6,752    200,000    6,978   8,137    200,000    7,066   8,226    200,000
  6    1,932     13,799     7,023   7,989    200,000    8,970   9,936    200,000    9,098  10,064    200,000
  7    1,932     16,518     8,404   9,177    200,000   11,016  11,789    200,000   11,193  11,966    200,000
  8    1,932     19,372     9,732  10,312    200,000   13,112  13,692    200,000   13,349  13,929    200,000
  9    1,932     22,369    10,999  11,385    200,000   15,251  15,638    200,000   15,565  15,952    200,000
 10    1,932     25,517    12,196  12,389    200,000   17,429  17,623    200,000   17,837  18,031    200,000
 11    1,932     28,821    13,587  13,587    200,000   19,922  19,922    200,000   20,435  20,435    200,000
 12    1,932     32,291    14,698  14,698    200,000   22,262  22,262    200,000   22,891  22,891    200,000
 13    1,932     35,934    15,712  15,712    200,000   24,636  24,636    200,000   25,389  25,389    200,000
 14    1,932     39,759    16,623  16,623    200,000   27,040  27,040    200,000   27,901  27,901    200,000
 15    1,932     43,776    17,418  17,418    200,000   29,465  29,465    200,000   30,441  30,441    200,000
 16    1,932     47,994    18,083  18,083    200,000   31,899  31,899    200,000   32,996  32,996    200,000
 17    1,932     52,422    18,596  18,596    200,000   34,323  34,323    200,000   35,551  35,551    200,000
 18    1,932     57,072    18,927  18,927    200,000   36,712  36,712    200,000   38,090  38,090    200,000
 19    1,932     61,954    19,042  19,042    200,000   39,036  39,036    200,000   40,614  40,614    200,000
 20    1,932     67,080    18,908  18,908    200,000   41,265  41,265    200,000   43,114  43,114    200,000
 21    1,932     72,463    18,489  18,489    200,000   43,369  43,369    200,000   45,660  45,660    200,000
 22    1,932     78,115    17,753  17,753    200,000   45,318  45,318    200,000   48,147  48,147    200,000
 23    1,932     84,049    16,670  16,670    200,000   47,090  47,090    200,000   50,593  50,593    200,000
 24    1,932     90,280    15,205  15,205    200,000   48,651  48,651    200,000   52,996  52,996    200,000
 25    1,932     96,823    13,304  13,304    200,000   49,957  49,957    200,000   55,342  55,342    200,000

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Smoker Standard                              Prepared On: 09/11/1998
Age 45 Female Smoker Standard                                   Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,932.08-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                            GUARANTEED CHARGES                          CURRENT CHARGES
                           -----------------------------------------------------   -------------------------
END              PREMIUM       0.00% (-.75% NET)           6.00% (5.25% NET)           6.00% (5.25% NET)
 OF    PREMIUM   ACCUM'D    CASH    FUND     DEATH      CASH    FUND     DEATH      CASH    FUND     DEATH
YEAR   OUTLAY     AT 5%    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS
 26    1,932     103,693   10,888  10,888    200,000   50,943  50,943    200,000   57,593  57,593    200,000
 27    1,932     110,906    7,843   7,843    200,000   51,513  51,513    200,000   59,750  59,750    200,000
 28    1,932     118,480    4,022   4,022    200,000   51,547  51,547    200,000   61,779  61,779    200,000
 29    1,932     126,433   LAPSED  LAPSED     LAPSED   50,899  50,899    200,000   63,567  63,567    200,000
 30    1,932     134,783                               49,397  49,397    200,000   65,050  65,050    200,000
 31    1,932     143,551                               46,848  46,848    200,000   66,154  66,154    200,000
 32    1,932     152,757                               43,035  43,035    200,000   66,773  66,773    200,000
 33    1,932     162,424                               37,705  37,705    200,000   66,783  66,783    200,000
 34    1,932     172,574                               30,529  30,529    200,000   66,034  66,034    200,000
 35    1,932     183,281                               21,055  21,055    200,000   64,347  64,347    200,000
 36    1,932     194,421                                8,651   8,651    200,000   61,529  61,529    200,000
 37    1,932     206,171                               LAPSED  LAPSED     LAPSED   57,284  57,284    200,000
 38    1,932     218,508                                                           51,265  51,265    200,000
 39    1,932     231,463                                                           42,765  42,765    200,000
 40    1,932     245,064                                                           30,895  30,895    200,000
 41    1,932     259,346                                                           14,791  14,791    200,000
 42    1,932     274,342                                                           LAPSED  LAPSED     LAPSED

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Smoker Standard                              Prepared On: 09/11/1998
Age 45 Female Smoker Standard                                   Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,932.08-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*             GUARANTEED CHARGES**                 CURRENT CHARGES***
                    --------------------------   ---------------------------------   ---------------------------------
                        0.00% (-.75% NET)               12.00% (11.25% NET)                 12.00% (11.25% NET)
 POLICY   PREMIUM    CASH     FUND     DEATH       CASH        FUND        DEATH       CASH        FUND        DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS     VALUE       VALUE     PROCEEDS      VALUE       VALUE     PROCEEDS
   1       1,932         0    1,419   200,000            0       1,608     200,000           0       1,608     200,000
   5       1,932     5,593    6,752   200,000        8,603       9,762     200,000       8,701       9,860     200,000
   10      1,932    12,196   12,389   200,000       24,984      25,178     200,000      25,476      25,669     200,000
   20      1,932    18,908   18,908   200,000       91,845      91,845     200,000      94,631      94,631     200,000
@ Age 70   1,932    13,304   13,304   200,000      158,601     158,601     200,000     165,137     165,137     200,000
@ Age 85   1,932    LAPSED   LAPSED    LAPSED      768,788     768,788     807,228     811,134     811,134     851,691
@ Age 90   1,932    LAPSED   LAPSED    LAPSED    1,246,739   1,246,739   1,309,076   1,326,609   1,326,609   1,392,939

* Policy lapses in policy year 29 based on guaranteed charges and a gross investment return of 0.00%.
** Policy continues to age 100 based on guaranteed charges and a gross investment return of 12.00%.
*** Policy continues to age 100 based on current charges and a gross investment return of 12.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                                ------------------------------------------------------
                                Signature of Representative

                                -------------------------
                                Date

Age 45 Male Smoker Standard                              Prepared On: 09/11/1998
Age 45 Female Smoker Standard                                   Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,932.08-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                              GUARANTEED CHARGES                              CURRENT CHARGES
                           ---------------------------------------------------------   -----------------------------
END              PREMIUM       0.00% (-.75% NET)            12.00% (11.25% NET)             12.00% (11.25% NET)
 OF    PREMIUM   ACCUM'D    CASH     FUND     DEATH      CASH      FUND      DEATH      CASH      FUND       DEATH
YEAR   OUTLAY     AT 5%    VALUE    VALUE    PROCEEDS    VALUE     VALUE    PROCEEDS    VALUE     VALUE    PROCEEDS
  1     1,932     2,029         0    1,419   200,000          0     1,608   200,000          0     1,608     200,000
  2     1,932     4,159     1,064    2,803   200,000      1,631     3,370   200,000      1,644     3,383     200,000
  3     1,932     6,395     2,610    4,156   200,000      3,760     5,306   200,000      3,794     5,340     200,000
  4     1,932     8,744     4,121    5,473   200,000      6,079     7,431   200,000      6,140     7,493     200,000
  5     1,932    11,210     5,593    6,752   200,000      8,603     9,762   200,000      8,701     9,860     200,000
  6     1,932    13,799     7,023    7,989   200,000     11,351    12,317   200,000     11,495    12,461     200,000
  7     1,932    16,518     8,404    9,177   200,000     14,342    15,115   200,000     14,544    15,317     200,000
  8     1,932    19,372     9,732   10,312   200,000     17,596    18,176   200,000     17,874    18,453     200,000
  9     1,932    22,369    10,999   11,385   200,000     21,136    21,522   200,000     21,508    21,895     200,000
 10     1,932    25,517    12,196   12,289   200,000     24,984    25,178   200,000     25,476    25,669     200,000
 11     1,932    28,821    13,587   13,587   200,000     29,462    29,462   200,000     30,091    30,091     200,000
 12     1,932    32,291    14,698   14,698   200,000     34,148    34,148   200,000     34,933    34,933     200,000
 13     1,932    35,934    15,712   15,712   200,000     39,273    39,273   200,000     40,232    40,232     200,000
 14     1,932    39,759    16,623   16,623   200,000     44,883    44,883   200,000     46,015    46,015     200,000
 15     1,932    43,776    17,418   17,418   200,000     51,028    51,028   200,000     52,350    52,350     200,000
 16     1,932    47,994    18,083   18,083   200,000     57,761    57,761   200,000     59,295    59,295     200,000
 17     1,932    52,422    18,596   18,596   200,000     65,140    65,140   200,000     66,911    66,911     200,000
 18     1,932    57,072    18,927   18,927   200,000     73,229    73,229   200,000     75,271    75,271     200,000
 19     1,932    61,954    19,042   19,042   200,000     82,100    82,100   200,000     84,475    84,475     200,000
 20     1,932    67,080    18,908   18,908   200,000     91,845    91,845   200,000     94,631    94,631     200,000
 21     1,932    72,463    18,489   18,489   200,000    102,576   102,576   200,000    105,916   105,916     200,000
 22     1,932    78,115    17,753   17,753   200,000    114,429   114,429   200,000    118,412   118,412     200,000
 23     1,932    84,049    16,670   16,670   200,000    127,577   127,577   200,000    132,308   132,308     200,000
 24     1,932    90,280    15,205   15,205   200,000    142,220   142,220   200,000    147,805   147,805     200,000
 25     1,932    96,823    13,304   13,304   200,000    158,601   158,601   200,000    165,137   165,137     200,000

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Smoker Standard                              Prepared On: 09/11/1998
Age 45 Female Smoker Standard                                   Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,932.08-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                               GUARANTEED CHARGES                                 CURRENT CHARGES
                           -----------------------------------------------------------   ---------------------------------
END              PREMIUM      0.00% (-.75% NET)             12.00% (11.25% NET)                 12.00% (11.25% NET)
 OF    PREMIUM   ACCUM'D    CASH    FUND    DEATH      CASH        FUND        DEATH       CASH        FUND        DEATH
YEAR   OUTLAY     AT 5%    VALUE   VALUE   PROCEEDS    VALUE       VALUE     PROCEEDS      VALUE       VALUE     PROCEEDS
 26     1,932    103,693   10,888  10,888  200,000     177,010     177,010     203,562     184,526     184,526     212,205
 27     1,932    110,906    7,843   7,843  200,000     197,525     197,525     223,203     206,026     206,026     232,809
 28     1,932    118,480    4,022   4,022  200,000     220,217     220,217     244,441     229,842     229,842     255,124
 29     1,932    126,433   LAPSED  LAPSED   LAPSED     245,343     245,343     267,424     256,229     256,229     279,289
 30     1,932    134,783                               273,204     273,204     292,329     285,492     285,492     305,476
 31     1,932    143,551                               304,163     304,163     319,372     317,985     317,985     333,884
 32     1,932    152,757                               338,316     338,316     355,232     353,892     353,892     371,587
 33     1,932    162,424                               375,973     375,973     394,771     393,552     393,552     413,230
 34     1,932    172,574                               417,469     417,469     438,342     437,332     437,332     459,199
 35     1,932    183,231                               463,165     463,165     486,323     485,631     485,631     509,913
 36     1,932    194,421                               513,444     513,444     539,117     538,887     538,887     565,831
 37     1,932    206,171                               568,712     568,712     597,148     597,563     597,563     627,442
 38     1,932    218,508                               629,394     629,394     660,863     662,165     662,165     695,273
 39     1,932    231,463                               695,927     695,927     730,724     733,182     733,182     769,841
 40     1,932    245,064                               768,788     768,788     807,228     811,134     811,134     851,691
 41     1,932    259,346                               848,483     848,483     890,907     896,638     896,638     941,470
 42     1,932    274,342                               935,549     935,549     982,327     990,242     990,242   1,039,754
 43     1,932    290,088                             1,030,553   1,030,553   1,082,081   1,092,691   1,092,691   1,147,326
 44     1,932    306,621                             1,134,078   1,134,078   1,190,782   1,204,585   1,204,585   1,264,814
 45     1,932    323,981                             1,246,739   1,246,739   1,309,076   1,326,609   1,326,609   1,392,939
 46     1,932    342,209                             1,369,104   1,369,104   1,437,559   1,459,602   1,459,602   1,532,582
 47     1,932    361,348                             1,505,603   1,505,603   1,565,827   1,607,612   1,607,612   1,671,917
 48     1,932    381,444                             1,658,671   1,658,671   1,708,432   1,773,174   1,773,174   1,826,370
 49     1,932    402,545                             1,831,347   1,831,347   1,867,974   1,959,662   1,959,662   1,998,855
 50     1,932    424,700                             2,027,591   2,027,591   2,047,866   2,170,759   2,170,759   2,192,467

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Smoker Standard                              Prepared On: 09/11/1998
Age 45 Female Smoker Standard                                   Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,932.08-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                               GUARANTEED CHARGES                                 CURRENT CHARGES
                           -----------------------------------------------------------   ---------------------------------
END              PREMIUM      0.00% (-.75% NET)             12.00% (11.25% NET)                 12.00% (11.25% NET)
 OF    PREMIUM   ACCUM'D    CASH    FUND    DEATH      CASH        FUND        DEATH       CASH        FUND        DEATH
YEAR   OUTLAY     AT 5%    VALUE   VALUE   PROCEEDS    VALUE       VALUE     PROCEEDS      VALUE       VALUE     PROCEEDS
 51     1,932    447,964                             2,243,695   2,243,695   2,266,131   2,404,174   2,404,174   2,428,216
 52     1,932    472,391                             2,480,740   2,480,740   2,505,547   2,662,241   2,662,241   2,688,863
 53     1,932    498,039                             2,738,370   2,738,370   2,765,754   2,947,523   2,947,523   2,976,998
 54     1,932    524,970                             3,018,609   3,018,609   3,048,795   3,262,832   3,262,832   3,295,460
 55     1,932    553,247                             3,327,334   3,327,334   3,360,607   3,611,251   3,611,251   3,647,364

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Smoker Standard                              Prepared On: 09/11/1998
Age 45 Female Smoker Standard                                   Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,932.08-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*          GUARANTEED CHARGES**          CURRENT CHARGES***
                    --------------------------   --------------------------   --------------------------
                        0.00% (-.75% NET)            0.00% (-.75% NET)            0.00% (-.75% NET)
 POLICY   PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
   1       1,323         0      876   200,876         0      876   200,876         0      876   200,876
   5       1,323     3,426    4,220   204,220     3,426    4,220   204,220     3,478    4,272   204,272
   10      1,323     7,803    7,936   207,936     7,803    7,936   207,936     8,096    8,229   208,229
   20      1,323    14,189   14,189   214,189    14,189   14,189   214,189    15,897   15,897   215,897
@ Age 70   1,323    12,166   12,166   212,166    12,166   12,166   212,166    16,981   16,981   216,981
@ Age 85  LAPSED    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED
@ Age 90  LAPSED    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED

* Policy lapses in policy year 31 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 31 based on guaranteed charges and a gross investment return of 0.00%.
*** Policy lapses in policy year 36 based on current charges and a gross investment return of 0.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                                ------------------------------------------------------
                                Signature of Representative

                                -------------------------
                                Date

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,322.78-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                            GUARANTEED CHARGES                          CURRENT CHARGES
                           -----------------------------------------------------   -------------------------
END              PREMIUM       0.00% (-.75% NET)           0.00% (-.75% NET)           0.00% (-.75% NET)
 OF    PREMIUM   ACCUM'D    CASH    FUND     DEATH      CASH    FUND     DEATH      CASH    FUND     DEATH
YEAR   OUTLAY     AT 5%    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS
  1    1,323      1,389         0     876    200,876        0     876    200,876        0     876    200,876
  2    1,323      2,847       546   1,736    201,736      546   1,736    201,736      552   1,742    201,742
  3    1,323      4,379     1,523   2,581    202,581    1,523   2,581    202,581    1,539   2,597    202,597
  4    1,323      5,986     2,483   3,409    203,409    2,483   3,409    203,409    2,514   3,440    203,440
  5    1,323      7,675     3,426   4,220    204,220    3,426   4,220    204,220    3,478   4,272    204,272
  6    1,323      9,447     4,350   5,011    205,011    4,350   5,011    205,011    4,430   5,092    205,092
  7    1,323     11,309     5,253   5,782    205,782    5,253   5,782    205,782    5,369   5,898    205,898
  8    1,323     13,263     6,131   6,528    206,528    6,131   6,528    206,528    6,294   6,691    206,691
  9    1,323     15,315     6,983   7,247    207,247    6,983   7,247    207,247    7,204   7,468    207,468
 10    1,323     17,470     7,803   7,936    207,936    7,803   7,936    207,936    8,096   8,229    208,229
 11    1,323     19,732     8,843   8,843    208,843    8,843   8,843    208,843    9,223   9,223    209,223
 12    1,323     22,108     9,709   9,709    209,709    9,709   9,709    209,709   10,191  10,191    210,191
 13    1,323     24,602    10,528  10,528    210,528   10,528  10,528    210,528   11,128  11,128    211,128
 14    1,323     27,221    11,295  11,295    211,295   11,295  11,295    211,295   12,014  12,014    212,014
 15    1,323     29,971    12,002  12,002    212,002   12,002  12,002    212,002   12,835  12,835    212,835
 16    1,323     32,858    12,639  12,639    212,639   12,639  12,639    212,639   13,594  13,594    213,594
 17    1,323     35,890    13,195  13,195    213,195   13,195  13,195    213,195   14,284  14,284    214,284
 18    1,323     39,074    13,653  13,653    213,653   13,653  13,653    213,653   14,895  14,895    214,895
 19    1,323     42,416    13,992  13,992    213,992   13,992  13,992    213,992   15,425  15,425    215,425
 20    1,323     45,926    14,189  14,189    214,189   14,189  14,189    214,189   15,897  15,897    215,897
 21    1,323     49,611    14,221  14,221    214,221   14,221  14,221    214,221   16,315  16,315    216,315
 22    1,323     53,481    14,063  14,063    214,063   14,063  14,063    214,063   16,642  16,642    216,642
 23    1,323     57,544    13,689  13,689    213,689   13,689  13,689    213,689   16,860  16,860    216,860
 24    1,323     61,810    13,070  13,070    213,070   13,070  13,070    213,070   16,974  16,974    216,974
 25    1,323     66,289    12,166  12,166    212,166   12,166  12,166    212,166   16,981  16,981    216,981

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,322.78-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                            GUARANTEED CHARGES                          CURRENT CHARGES
                           -----------------------------------------------------   -------------------------
END              PREMIUM       0.00% (-.75% NET)           0.00% (-.75% NET)           0.00% (-.75% NET)
 OF    PREMIUM   ACCUM'D    CASH    FUND     DEATH      CASH    FUND     DEATH      CASH    FUND     DEATH
YEAR   OUTLAY     AT 5%    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS
 26    1,323     70,992    10,924  10,924    210,924   10,924  10,924    210,924   16,856  16,856    216,856
 27    1,323     75,931     9,273   9,273    209,273    9,273   9,273    209,273   16,585  16,585    216,585
 28    1,323     81,116     7,121   7,121    207,121    7,121   7,121    207,121   16,141  16,141    216,141
 29    1,323     86,561     4,361   4,361    204,361    4,361   4,361    204,361   15,459  15,459    215,459
 30    1,323     92,278       879     879    200,879      879     879    200,879   14,496  14,496    214,496
 31    1,323     98,281    LAPSED  LAPSED     LAPSED   LAPSED  LAPSED     LAPSED   13,197  13,197    213,197
 32    1,323     104,584                                                           11,500  11,500    211,500
 33    1,323     111,202                                                            9,334   9,334    209,334
 34    1,323     118,151                                                            6,614   6,614    206,614
 35    1,323     125,448                                                            3,251   3,251    203,251
 36    1,323     133,109                                                           LAPSED  LAPSED     LAPSED

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $1,322.78-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*          GUARANTEED CHARGES**          CURRENT CHARGES***
                    --------------------------   --------------------------   --------------------------
                        0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
 POLICY   PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
   1       1,323         0      876   200,876         0      938   200,938         0      938   200,938
   5       1,323     3,426    4,220   204,220     4,304    5,097   205,097     4,361    5,154   205,154
   10      1,323     7,803    7,936   207,936    11,118   11,250   211,250    11,466   11,598   211,598
   20      1,323    14,189   14,189   214,189    28,580   28,580   228,580    30,999   30,999   230,999
@ Age 70   1,323    12,166   12,166   212,166    35,153   35,153   235,153    41,853   41,853   241,853
@ Age 85   1,323    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED    33,741   33,741   233,741
@ Age 90  LAPSED    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED

* Policy lapses in policy year 31 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 36 based on guaranteed charges and a gross investment return of 6.00%.
*** Policy lapses in policy year 43 based on current charges and a gross investment return of 6.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                                ------------------------------------------------------
                                Signature of Representative

                                -------------------------
                                Date

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
2                                                                   Form # B1-98
Initial Modal Premium: $1,322.78-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                            GUARANTEED CHARGES                          CURRENT CHARGES
                           -----------------------------------------------------   -------------------------
END              PREMIUM       0.00% (-.75% NET)           6.00% (5.25% NET)           6.00% (5.25% NET)
 OF    PREMIUM   ACCUM'D    CASH    FUND     DEATH      CASH    FUND     DEATH      CASH    FUND     DEATH
YEAR   OUTLAY     AT 5%    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS
  1    1,323      1,389         0     876    200,876        0     938    200,938        0     938    200,938
  2    1,323      2,847       546   1,736    201,736      724   1,914    201,914      730   1,920    201,920
  3    1,323      4,379     1,523   2,581    202,581    1,875   2,933    202,933    1,891   2,950    202,950
  4    1,323      5,986     2,483   3,409    203,409    3,068   3,993    203,993    3,101   4,027    204,027
  5    1,323      7,675     3,426   4,220    204,220    4,304   5,097    205,097    4,361   5,154    205,154
  6    1,323      9,447     4,350   5,011    205,011    5,583   6,244    206,244    5,672   6,334    206,334
  7    1,323     11,309     5,253   5,782    205,782    6,905   7,434    207,434    7,037   7,566    207,566
  8    1,323     13,263     6,131   6,528    206,528    8,269   8,666    208,666    8,457   8,854    208,854
  9    1,323     15,315     6,983   7,247    207,247    9,674   9,939    209,939    9,933  10,198    210,198
 10    1,323     17,470     7,803   7,936    207,936   11,118  11,250    211,250   11,466  11,598    211,598
 11    1,323     19,732     8,843   8,843    208,843   12,860  12,860    212,860   13,319  13,319    213,319
 12    1,323     22,108     9,709   9,709    209,709   14,516  14,516    214,516   15,107  15,107    215,107
 13    1,323     24,602    10,528  10,528    210,528   16,215  16,215    216,215   16,961  16,961    216,961
 14    1,323     27,221    11,295  11,295    211,295   17,951  17,951    217,951   18,864  18,864    218,864
 15    1,323     29,971    12,002  12,002    212,002   19,720  19,720    219,720   20,803  20,803    220,803
 16    1,323     32,858    12,639  12,639    212,639   21,511  21,511    221,511   22,782  22,782    222,782
 17    1,323     35,890    13,195  13,195    213,195   23,313  23,313    223,313   24,795  24,795    224,795
 18    1,323     39,074    13,653  13,653    213,653   25,107  25,107    225,107   26,832  26,832    226,832
 19    1,323     42,416    13,992  13,992    213,992   26,871  26,871    226,871   28,893  28,893    228,893
 20    1,323     45,926    14,189  14,189    214,189   28,580  28,580    228,580   30,999  30,999    230,999
 21    1,323     49,611    14,221  14,221    214,221   30,203  30,203    230,203   33,159  33,159    233,159
 22    1,323     53,481    14,063  14,063    214,063   31,710  31,710    231,710   35,335  35,335    235,335
 23    1,323     57,544    13,689  13,689    213,689   33,067  33,067    233,067   37,508  37,508    237,508
 24    1,323     61,810    13,070  13,070    213,070   34,232  34,232    234,232   39,682  39,682    239,682
 25    1,323     66,289    12,166  12,166    212,166   35,153  35,153    235,153   41,853  41,853    241,853

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
2                                                                   Form # B1-98
Initial Modal Premium: $1,322.78-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                            GUARANTEED CHARGES                          CURRENT CHARGES
                           -----------------------------------------------------   -------------------------
END              PREMIUM       0.00% (-.75% NET)           6.00% (5.25% NET)           6.00% (5.25% NET)
 OF    PREMIUM   ACCUM'D    CASH    FUND     DEATH      CASH    FUND     DEATH      CASH    FUND     DEATH
YEAR   OUTLAY     AT 5%    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS
 26    1,323     70,992    10,924  10,924    210,924   35,760  35,760    235,760   43,995  43,995    243,995
 27    1,323     75,931     9,273   9,273    209,273   35,961  35,961    235,961   46,089  46,089    246,089
 28    1,323     81,116     7,121   7,121    207,121   35,636  35,636    235,636   48,103  48,103    248,103
 29    1,323     86,561     4,361   4,361    204,361   34,643  34,643    234,643   49,966  49,966    249,966
 30    1,323     92,278       879     879    200,879   32,826  32,826    232,826   51,622  51,622    251,622
 31    1,323     98,281    LAPSED  LAPSED     LAPSED   30,017  30,017    230,017   53,001  53,001    253,001
 32    1,323     104,584                               26,044  26,044    226,044   54,023  54,023    254,023
 33    1,323     111,202                               20,721  20,721    220,721   54,591  54,591    254,591
 34    1,323     118,151                               13,842  13,842    213,842   54,592  54,592    254,592
 35    1,323     125,448                                5,156   5,156    205,156   53,899  53,899    253,899
 36    1,323     133,109                               LAPSED  LAPSED     LAPSED   52,361  52,361    252,361
 37    1,323     141,153                                                           49,827  49,827    249,827
 38    1,323     149,600                                                           46,123  46,123    246,123
 39    1,323     158,469                                                           40,883  40,883    240,883
 40    1,323     167,781                                                           33,741  33,741    233,741
 41    1,323     177,559                                                           24,417  24,417    224,417
 42    1,323     187,826                                                           12,460  12,460    212,460
 43    1,323     198,606                                                           LAPSED  LAPSED     LAPSED

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
2                                                                   Form # B1-98
Initial Modal Premium: $1,322.78-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*           GUARANTEED CHARGES**            CURRENT CHARGES***
                    --------------------------   ----------------------------   ----------------------------
                        0.00% (-.75% NET)            12.00% (11.25% NET)            12.00% (11.25% NET)
 POLICY   PREMIUM    CASH     FUND     DEATH      CASH      FUND      DEATH      CASH      FUND      DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS    VALUE     VALUE    PROCEEDS    VALUE     VALUE    PROCEEDS
   1       1,323         0      876   200,876          0       999   200,999          0       999   200,999
   5       1,323     3,426    4,220   204,220      5,335     6,128   206,128      5,397     6,191   206,191
   10      1,323     7,803    7,936   207,936     15,898    16,030   216,030     16,315    16,447   216,447
   20      1,323    14,189   14,189   214,189     60,350    60,350   260,350     63,941    63,941   263,941
@ Age 70   1,323    12,166   12,166   212,166    100,148   100,148   300,148    110,276   110,276   310,276
@ Age 85   1,323    LAPSED   LAPSED    LAPSED    268,483   268,483   468,483    453,642   453,642   653,642
@ Age 90   1,323    LAPSED   LAPSED    LAPSED    252,535   252,535   452,535    661,426   661,426   861,426

* Policy lapses in policy year 31 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 51 based on guaranteed charges and a gross investment return of 12.00%.
*** Policy continues to age 100 based on current charges and a gross investment return of 12.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                                ------------------------------------------------------
                                Signature of Representative

                                -------------------------
                                Date

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
2                                                                   Form # B1-98
Initial Modal Premium: $1,322.78-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                             GUARANTEED CHARGES                               CURRENT CHARGES
                           -------------------------------------------------------   ---------------------------------
END              PREMIUM       0.00% (-.75% NET)           12.00% (11.25% NET)              12.00% (11.25% NET)
 OF    PREMIUM   ACCUM'D    CASH     FUND     DEATH      CASH     FUND     DEATH       CASH        FUND        DEATH
YEAR   OUTLAY     AT 5%    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS     VALUE       VALUE     PROCEEDS
  1     1,323     1,389         0      876   200,876         0      999   200,999            0         999     200,999
  2     1,323     2,847       546    1,736   201,736       910    2,100   202,100          916       2,107     202,107
  3     1,323     4,379     1,523    2,581   202,581     2,256    3,315   203,315        2,274       3,332     203,332
  4     1,323     5,986     2,483    3,409   203,409     3,727    4,653   204,653        3,763       4,689     204,689
  5     1,323     7,675     3,426    4,220   204,220     5,335    6,128   206,128        5,397       6,191     206,191
  6     1,323     9,447     4,350    5,011   205,011     7,091    7,752   207,752        7,191       7,852     207,852
  7     1,323    11,309     5,253    5,782   205,782     9,010    9,539   209,539        9,161       9,690     209,690
  8     1,323    13,263     6,131    6,528   206,528    11,107   11,504   211,504       11,325      11,722     211,722
  9     1,323    15,315     6,983    7,247   207,247    13,397   13,662   213,662       13,702      13,967     213,967
 10     1,323    17,470     7,803    7,936   207,936    15,898   16,030   216,030       16,315      16,447     216,447
 11     1,323    19,732     8,843    8,843   208,843    18,899   18,899   218,899       19,457      19,457     219,457
 12     1,323    22,108     9,709    9,709   209,709    22,045   22,045   222,045       22,777      22,777     222,777
 13     1,323    24,602    10,528   10,528   210,528    25,494   25,494   225,494       26,436      26,436     226,436
 14     1,323    27,221    11,295   11,295   211,295    29,271   29,271   229,271       30,450      30,450     230,450
 15     1,323    29,971    12,002   12,002   212,002    33,404   33,404   233,404       34,840      34,840     234,840
 16     1,323    32,858    12,639   12,639   212,639    37,920   37,920   237,920       39,652      39,652     239,652
 17     1,323    35,890    13,195   13,195   213,195    42,847   42,847   242,847       44,921      44,921     244,921
 18     1,323    39,074    13,653   13,653   213,653    48,212   48,212   248,212       50,686      50,686     250,686
 19     1,323    42,416    13,992   13,992   213,992    54,037   54,037   254,037       56,998      56,998     256,998
 20     1,323    45,926    14,189   14,189   214,189    60,350   60,350   260,350       63,941      63,941     263,941
 21     1,323    49,611    14,221   14,221   214,221    67,174   67,174   267,174       71,586      71,586     271,586
 22     1,323    53,481    14,063   14,063   214,063    74,538   74,538   274,538       79,970      79,970     279,970
 23     1,323    57,544    13,689   13,689   213,689    82,471   82,471   282,471       89,152      89,152     289,152
 24     1,323    61,810    13,070   13,070   213,070    91,001   91,001   291,001       99,223      99,223     299,223
 25     1,323    66,289    12,166   12,166   212,166    100,148  100,148  300,148      110,276     110,276     310,276

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
2                                                                   Form # B1-98
Initial Modal Premium: $1,322.78-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                              GUARANTEED CHARGES                                CURRENT CHARGES
                           ---------------------------------------------------------   ---------------------------------
END              PREMIUM       0.00% (-.75% NET)            12.00% (11.25% NET)               12.00% (11.25% NET)
 OF    PREMIUM   ACCUM'D    CASH     FUND     DEATH      CASH      FUND      DEATH       CASH        FUND        DEATH
YEAR   OUTLAY     AT 5%    VALUE    VALUE    PROCEEDS    VALUE     VALUE    PROCEEDS     VALUE       VALUE     PROCEEDS
 26     1,323    70,992    10,924   10,924   210,924    109,919   109,919   309,919      122,391     122,391     322,391
 27     1,323    75,931     9,273    9,273   209,273    120,303   120,303   320,303      135,664     135,664     335,664
 28     1,323    81,116     7,121    7,121   207,121    131,264   131,264   331,264      150,192     150,192     350,192
 29     1,323    86,561     4,361    4,361   204,361    142,745   142,745   342,745      166,042     166,042     366,042
 30     1,323    92,278       879      879   200,879    154,677   154,677   354,677      183,307     183,307     383,307
 31     1,323    98,281    LAPSED   LAPSED    LAPSED    166,977   166,977   366,977      202,081     202,081     402,081
 32     1,323    104,584                                179,559   179,559   379,559      222,457     222,457     422,457
 33     1,323    111,202                                192,321   192,321   392,321      244,531     244,531     444,531
 34     1,323    118,151                                205,140   205,140   405,140      268,392     268,392     468,392
 35     1,323    125,448                                217,845   217,845   417,845      294,135     294,135     494,135
 36     1,323    133,109                                230,195   230,195   430,195      321,844     321,844     521,844
 37     1,323    141,153                                241,869   241,869   441,869      351,621     351,621     551,621
 38     1,323    149,600                                252,459   252,459   452,459      383,564     383,564     583,564
 39     1,323    158,469                                261,498   261,498   461,498      417,593     417,593     617,593
 40     1,323    167,781                                268,483   268,483   468,483      453,642     453,642     653,642
 41     1,323    177,559                                272,882   272,882   472,882      491,740     491,740     691,740
 42     1,323    187,826                                274,131   274,131   474,131      531,762     531,762     731,762
 43     1,323    198,606                                271,620   271,620   471,620      573,582     573,582     773,582
 44     1,323    209,925                                264,682   264,682   464,682      616,885     616,885     816,885
 45     1,323    221,811                                252,535   252,535   452,535      661,426     661,426     861,426
 46     1,323    234,290                                234,269   234,269   434,269      706,924     706,924     906,924
 47     1,323    247,393                                208,749   208,749   408,749      753,017     753,017     953,017
 48     1,323    261,152                                174,502   174,502   374,502      799,280     799,280     999,280
 48     1,323    275,599                                129,375   129,375   329,375      846,275     846,275   1,046,275
 50     1,323    290,767                                 69,777    69,777   269,777      893,821     893,821   1,093,821

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
2                                                                   Form # B1-98
Initial Modal Premium: $1,322.78-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                             GUARANTEED CHARGES                               CURRENT CHARGES
                           -------------------------------------------------------   ---------------------------------
END              PREMIUM       0.00% (-.75% NET)           12.00% (11.25% NET)              12.00% (11.25% NET)
 OF    PREMIUM   ACCUM'D    CASH     FUND     DEATH      CASH     FUND     DEATH       CASH        FUND        DEATH
YEAR   OUTLAY     AT 5%    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS     VALUE       VALUE     PROCEEDS
 51     1,323    306,695                                LAPSED   LAPSED    LAPSED      941,638     941,638   1,141,638
 51     1,323    323,418                                                               988,262     988,262   1,188,262
 53     1,323    340,978                                                             1,034,946   1,034,946   1,234,946
 54     1,323    359,416                                                             1,081,483   1,081,483   1,281,483
 55     1,323    378,776                                                             1,127,792   1,127,792   1,327,792

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 45 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
2                                                                   Form # B1-98
Initial Modal Premium: $1,322.78-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*          GUARANTEED CHARGES**          CURRENT CHARGES***
                    --------------------------   --------------------------   --------------------------
                        0.00% (-.75% NET)            0.00% (-.75% NET)            0.00% (-.75% NET)
 POLICY   PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
   1         752         0      415   200,000         0      415   200,000         0      415   200,000
   5         752     1,561    2,013   200,000     1,561    2,013   200,000     1,573    2,024   200,000
   10        752     3,779    3,855   200,000     3,779    3,855   200,000     3,835    3,910   200,000
   20        752     8,456    8,456   200,000     8,456    8,456   200,000     8,793    8,793   200,000
@ Age 70     752     4,569    4,569   200,000     4,569    4,569   200,000     9,758    9,758   200,000
@ Age 85  LAPSED    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED
@ Age 90  LAPSED    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED

* Policy lapses in policy year 38 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 38 based on guaranteed charges and a gross investment return of 0.00%.
*** Policy lapses in policy year 43 based on current charges and a gross investment return of 0.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                                ------------------------------------------------------
                                Signature of Representative

                                -------------------------
                                Date

Age 35 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 35 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $751.91-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                             GUARANTEED CHARGES                           CURRENT CHARGES
                           -------------------------------------------------------   --------------------------
END              PREMIUM       0.00% (-.75% NET)            0.00% (-.75% NET)            0.00% (-.75% NET)
 OF    PREMIUM   ACCUM'D    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY     AT 5%    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
  1      752        790         0      415   200,000         0      415   200,000         0      415   200,000
  2      752      1,618       146      823   200,000       146      823   200,000       148      824   200,000
  3      752      2,489       624    1,226   200,000       624    1,226   200,000       628    1,229   200,000
  4      752      3,403     1,096    1,622   200,000     1,096    1,622   200,000     1,103    1,629   200,000
  5      752      4,363     1,561    2,013   200,000     1,561    2,013   200,000     1,573    2,024   200,000
  6      752      5,370     2,020    2,396   200,000     2,020    2,396   200,000     2,037    2,413   200,000
  7      752      6,428     2,472    2,772   200,000     2,472    2,772   200,000     2,496    2,797   200,000
  8      752      7,539     2,916    3,141   200,000     2,916    3,141   200,000     2,949    3,174   200,000
  9      752      8,706     3,352    3,502   200,000     3,352    3,502   200,000     3,395    3,545   200,000
 10      752      9,930     3,779    3,855   200,000     3,779    3,855   200,000     3,835    3,910   200,000
 11      752     11,216     4,387    4,387   200,000     4,387    4,387   200,000     4,458    4,458   200,000
 12      752     12,567     4,907    4,907   200,000     4,907    4,907   200,000     4,996    4,996   200,000
 13      752     13,985     5,414    5,414   200,000     5,414    5,414   200,000     5,525    5,525   200,000
 14      752     15,473     5,906    5,906   200,000     5,906    5,906   200,000     6,041    6,041   200,000
 15      752     17,036     6,383    6,383   200,000     6,383    6,383   200,000     6,543    6,543   200,000
 16      752     18,678     6,843    6,843   200,000     6,843    6,843   200,000     7,028    7,028   200,000
 17      752     20,401     7,283    7,283   200,000     7,283    7,283   200,000     7,495    7,495   200,000
 18      752     22,211     7,701    7,701   200,000     7,701    7,701   200,000     7,942    7,942   200,000
 19      752     24,111     8,093    8,093   200,000     8,093    8,093   200,000     8,374    8,374   200,000
 20      752     26,106     8,456    8,456   200,000     8,456    8,456   200,000     8,793    8,793   200,000
 21      752     28,201     8,786    8,786   200,000     8,786    8,786   200,000     9,199    9,199   200,000
 22      752     30,400     9,078    9,078   200,000     9,078    9,078   200,000     9,580    9,580   200,000
 23      752     32,710     9,329    9,329   200,000     9,329    9,329   200,000     9,934    9,934   200,000
 24      752     35,135     9,533    9,533   200,000     9,533    9,533   200,000    10,255   10,255   200,000
 25      752     37,681     9,683    9,683   200,000     9,683    9,683   200,000    10,540   10,540   200,000

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 35 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 35 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $751.91-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                             GUARANTEED CHARGES                           CURRENT CHARGES
                           -------------------------------------------------------   --------------------------
END              PREMIUM       0.00% (-.75% NET)            0.00% (-.75% NET)            0.00% (-.75% NET)
 OF    PREMIUM   ACCUM'D    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY     AT 5%    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
 26      752     40,355     9,768    9,768   200,000     9,768    9,768   200,000    10,782   10,782   200,000
 27      752     43,162     9,778    9,778   200,000     9,778    9,778   200,000    10,973   10,973   200,000
 28      752     46,109     9,695    9,695   200,000     9,695    9,695   200,000    11,105   11,105   200,000
 29      752     49,204     9,499    9,499   200,000     9,499    9,499   200,000    11,171   11,171   200,000
 30      752     52,454     9,167    9,167   200,000     9,167    9,167   200,000    11,168   11,168   200,000
 31      752     55,866     8,675    8,675   200,000     8,675    8,675   200,000    11,075   11,075   200,000
 32      752     59,449     8,000    8,000   200,000     8,000    8,000   200,000    10,898   10,898   200,000
 33      752     63,211     7,113    7,113   200,000     7,113    7,113   200,000    10,618   10,618   200,000
 34      752     67,161     5,984    5,984   200,000     5,984    5,984   200,000    10,238   10,238   200,000
 35      752     71,309     4,569    4,569   200,000     4,569    4,569   200,000     9,758    9,758   200,000
 36      752     75,664     2,809    2,809   200,000     2,809    2,809   200,000     9,152    9,152   200,000
 37      752     80,236       622      622   200,000       622      622   200,000     8,404    8,404   200,000
 38      752     85,038    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED     7,487    7,487   200,000
 39      752     90,079                                                               6,333    6,333   200,000
 40      752     95,373                                                               4,896    4,896   200,000
 41      752     100,931                                                              3,115    3,115   200,000
 42      752     106,767                                                                918      918   200,000
 43      752     112,895                                                             LAPSED   LAPSED    LAPSED

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 35 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 35 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $751.91-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*          GUARANTEED CHARGES**          CURRENT CHARGES***
                    --------------------------   --------------------------   --------------------------
                        0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
 POLICY   PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
   1         752         0      415   200,000         0      447   200,000         0      447   200,000
   5         752     1,561    2,013   200,000     1,995    2,446   200,000     2,008    2,459   200,000
   10        752     3,779    3,855   200,000     5,405    5,481   200,000     5,472    5,547   200,000
   20        752     8,456    8,456   200,000    15,963   15,963   200,000    16,429   16,429   200,000
@ Age 70     752     4,569    4,569   200,000    33,240   33,240   200,000    40,010   40,010   200,000
@ Age 85     752    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED    33,873   33,873   200,000
@ Age 90  LAPSED    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED

* Policy lapses in policy year 38 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 46 based on guaranteed charges and a gross investment return of 6.00%.
*** Policy lapses in policy year 53 based on current charges and a gross investment return of 6.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                                ------------------------------------------------------
                                Signature of Representative

                                -------------------------
                                Date

Age 35 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 35 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $751.91-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                             GUARANTEED CHARGES                           CURRENT CHARGES
                           -------------------------------------------------------   --------------------------
END              PREMIUM       0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
 OF    PREMIUM   ACCUM'D    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY     AT 5%    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
  1       752       790         0      415   200,000         0      447   200,000         0      447   200,000
  2       752     1,618       146      823   200,000       237      914   200,000       239      915   200,000
  3       752     2,489       624    1,226   200,000       801    1,402   200,000       805    1,406   200,000
  4       752     3,403     1,096    1,622   200,000     1,387    1,913   200,000     1,394    1,920   200,000
  5       752     4,363     1,561    2,013   200,000     1,995    2,446   200,000     2,008    2,459   200,000
  6       752     5,370     2,020    2,396   200,000     2,628    3,004   200,000     2,647    3,023   200,000
  7       752     6,428     2,472    2,772   200,000     3,284    3,585   200,000     3,311    3,612   200,000
  8       752     7,539     2,916    3,141   200,000     3,965    4,191   200,000     4,003    4,229   200,000
  9       752     8,706     3,352    3,502   200,000     4,672    4,823   200,000     4,723    4,874   200,000
 10       752     9,930     3,779    3,855   200,000     5,405    5,481   200,000     5,472    5,547   200,000
 11       752    11,216     4,387    4,387   200,000     6,361    6,361   200,000     6,447    6,447   200,000
 12       752    12,567     4,907    4,907   200,000     7,278    7,278   200,000     7,387    7,387   200,000
 13       752    13,985     5,414    5,414   200,000     8,232    8,232   200,000     8,371    8,371   200,000
 14       752    15,473     5,906    5,906   200,000     9,224    9,224   200,000     9,395    9,395   200,000
 15       752    17,036     6,383    6,383   200,000    10,255   10,255   200,000    10,460   10,460   200,000
 16       752    18,678     6,843    6,843   200,000    11,323   11,323   200,000    11,566   11,566   200,000
 17       752    20,401     7,283    7,283   200,000    12,430   12,430   200,000    12,713   12,713   200,000
 18       752    22,211     7,701    7,701   200,000    13,573   13,573   200,000    13,902   13,902   200,000
 19       752    24,111     8,093    8,093   200,000    14,751   14,751   200,000    15,140   15,140   200,000
 20       752    26,106     8,456    8,456   200,000    15,963   15,963   200,000    16,429   16,429   200,000
 21       752    28,201     8,786    8,786   200,000    17,206   17,206   200,000    17,773   17,773   200,000
 22       752    30,400     9,078    9,078   200,000    18,477   18,477   200,000    19,164   19,164   200,000
 23       752    32,710     9,329    9,329   200,000    19,774   19,774   200,000    20,601   20,601   200,000
 24       752    35,135     9,533    9,533   200,000    21,093   21,093   200,000    22,082   22,082   200,000
 25       752    37,681     9,683    9,683   200,000    22,428   22,428   200,000    23,604   23,604   200,000

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 35 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 35 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $751.91-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                             GUARANTEED CHARGES                           CURRENT CHARGES
                           -------------------------------------------------------   --------------------------
END              PREMIUM       0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
 OF    PREMIUM   ACCUM'D    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY     AT 5%    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
 26       752    40,355     9,768    9,768   200,000    23,770   23,770   200,000    25,163   25,163   200,000
 27       752    43,162     9,778    9,778   200,000    25,110   25,110   200,000    26,754   26,754   200,000
 28       752    46,109     9,695    9,695   200,000    26,431   26,431   200,000    28,373   28,373   200,000
 29       752    49,204     9,499    9,499   200,000    27,714   27,714   200,000    30,012   30,012   200,000
 30       752    52,454     9,167    9,167   200,000    28,937   28,937   200,000    31,672   31,672   200,000
 31       752    55,866     8,675    8,675   200,000    30,076   30,076   200,000    33,336   33,336   200,000
 32       752    59,449     8,000    8,000   200,000    31,107   31,107   200,000    35,009   35,009   200,000
 33       752    63,211     7,113    7,113   200,000    32,002   32,002   200,000    36,677   36,677   200,000
 34       752    67,161     5,984    5,984   200,000    32,728   32,728   200,000    38,344   38,344   200,000
 35       752    71,309     4,569    4,569   200,000    33,240   33,240   200,000    40,010   40,010   200,000
 36       752    75,664     2,809    2,809   200,000    33,479   33,479   200,000    41,656   41,656   200,000
 37       752    80,236       622      622   200,000    33,364   33,364   200,000    43,269   43,269   200,000
 38       752    85,038    LAPSED   LAPSED    LAPSED    32,788   32,788   200,000    44,827   44,827   200,000
 39       752    90,079                                 31,621   31,621   200,000    46,276   46,276   200,000
 40       752    95,373                                 29,708   29,708   200,000    47,577   47,577   200,000
 41       752    100,931                                26,869   26,869   200,000    48,680   48,680   200,000
 42       752    106,767                                22,898   22,898   200,000    49,525   49,525   200,000
 43       752    112,895                                17,543   17,543   200,000    50,041   50,041   200,000
 44       752    119,329                                10,485   10,485   200,000    50,140   50,140   200,000
 45       752    126,085                                 1,295    1,295   200,000    49,720   49,720   200,000
 46       752    133,179                                LAPSED   LAPSED    LAPSED    48,652   48,652   200,000
 47       752    140,627                                                             46,793   46,793   200,000
 48       752    148,448                                                             43,964   43,964   200,000
 49       752    156,660                                                             39,798   39,798   200,000
 50       752    165,282                                                             33,873   33,873   200,000

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 35 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 35 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $751.91-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                             GUARANTEED CHARGES                           CURRENT CHARGES
                           -------------------------------------------------------   --------------------------
END              PREMIUM       0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
 OF    PREMIUM   ACCUM'D    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY     AT 5%    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
 51      752     174,336                                                             25,743   25,743   200,000
 52      752     183,842                                                             14,688   14,688   200,000
 53      752     193,824                                                             LAPSED   LAPSED    LAPSED

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 35 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 35 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $751.91-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*             GUARANTEED CHARGES**                 CURRENT CHARGES***
                    --------------------------   ---------------------------------   ---------------------------------
                        0.00% (-.75% NET)               12.00% (11.25% NET)                 12.00% (11.25% NET)
 POLICY   PREMIUM    CASH     FUND     DEATH       CASH        FUND        DEATH       CASH        FUND        DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS     VALUE       VALUE     PROCEEDS      VALUE       VALUE     PROCEEDS
   1        752          0      415   200,000            0         479     200,000           0         479     200,000
   5        752      1,561    2,013   200,000        2,507       2,958     200,000       2,521       2,972     200,000
   10       752      3,779    3,855   200,000        7,756       7,831     200,000       7,837       7,912     200,000
   20       752      8,456    8,456   200,000       32,195      32,195     200,000      32,866      32,866     200,000
@ Age 70    752      4,569    4,569   200,000      163,025     163,025     200,000     171,179     171,179     200,000
@ Age 85    752     LAPSED   LAPSED    LAPSED      760,174     760,174     798,182     813,493     813,493     854,168
@ Age 90    752     LAPSED   LAPSED    LAPSED    1,230,455   1,230,455   1,291,978   1,339,849   1,339,849   1,406,841

* Policy lapses in policy year 38 based on guaranteed charges and a gross investment return of 0.00%.
** Policy continues to age 100 based on guaranteed charges and a gross investment return of 12.00%.
*** Policy continues to age 100 based on current charges and a gross investment return of 12.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                                ------------------------------------------------------
                                Signature of Representative

                                -------------------------
                                Date

Age 35 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 35 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $751.91-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                                 GUARANTEED CHARGES                                  CURRENT CHARGES
                           --------------------------------------------------------------   ---------------------------------
END              PREMIUM       0.00% (-.75% NET)               12.00% (11.25% NET)                 12.00% (11.25% NET)
 OF    PREMIUM   ACCUM'D    CASH     FUND     DEATH       CASH        FUND        DEATH       CASH        FUND        DEATH
YEAR   OUTLAY     AT 5%    VALUE    VALUE    PROCEEDS     VALUE       VALUE     PROCEEDS      VALUE       VALUE     PROCEEDS
  1      752        790         0      415   200,000            0         479     200,000           0         479     200,000
  2      752      1,618       146      823   200,000          332       1,009     200,000         334       1,010     200,000
  3      752      2,489       624    1,226   200,000          993       1,595     200,000         997       1,599     200,000
  4      752      3,403     1,096    1,622   200,000        1,716       2,242     200,000       1,724       2,250     200,000
  5      752      4,363     1,561    2,013   200,000        2,507       2,958     200,000       2,521       2,972     200,000
  6      752      5,370     2,020    2,396   200,000        3,373       3,749     200,000       3,394       3,770     200,000
  7      752      6,428     2,472    2,772   200,000        4,322       4,623     200,000       4,353       4,654     200,000
  8      752      7,539     2,916    3,141   200,000        5,363       5,588     200,000       5,407       5,632     200,000
  9      752      8,706     3,352    3,502   200,000        6,504       6,654     200,000       6,564       6,715     200,000
 10      752      9,930     3,779    3,855   200,000        7,756       7,831     200,000       7,837       7,912     200,000
 11      752     11,216     4,387    4,387   200,000        9,334       9,334     200,000       9,439       9,439     200,000
 12      752     12,567     4,907    4,907   200,000       10,992      10,992     200,000      11,129      11,129     200,000
 13      752     13,985     5,414    5,414   200,000       12,824      12,824     200,000      12,999      12,999     200,000
 14      752     15,473     5,906    5,906   200,000       14,846      14,846     200,000      15,065      15,065     200,000
 15      752     17,036     6,383    6,383   200,000       17,077      17,077     200,000      17,347      17,347     200,000
 16      752     18,678     6,843    6,843   200,000       19,540      19,540     200,000      19,866      19,866     200,000
 17      752     20,401     7,283    7,283   200,000       22,256      22,256     200,000      22,647      22,647     200,000
 18      752     22,211     7,701    7,701   200,000       25,252      25,252     200,000      25,716      25,716     200,000
 19      752     24,111     8,093    8,093   200,000       28,555      28,555     200,000      29,110      29,110     200,000
 20      752     26,106     8,456    8,456   200,000       32,195      32,195     200,000      32,866      32,866     200,000
 21      752     28,201     8,786    8,786   200,000       36,207      36,207     200,000      37,024      37,024     200,000
 22      752     30,400     9,078    9,078   200,000       40,628      40,628     200,000      41,618      41,618     200,000
 23      752     32,710     9,329    9,329   200,000       45,500      45,500     200,000      46,694      46,694     200,000
 24      752     35,135     9,533    9,533   200,000       50,872      50,872     200,000      52,302      52,302     200,000
 25      752     37,681     9,683    9,683   200,000       56,793      56,793     200,000      58,497      58,497     200,000

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 35 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 35 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $751.91-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                                 GUARANTEED CHARGES                                  CURRENT CHARGES
                           --------------------------------------------------------------   ---------------------------------
END              PREMIUM       0.00% (-.75% NET)               12.00% (11.25% NET)                 12.00% (11.25% NET)
 OF    PREMIUM   ACCUM'D    CASH     FUND     DEATH       CASH        FUND        DEATH       CASH        FUND        DEATH
YEAR   OUTLAY     AT 5%    VALUE    VALUE    PROCEEDS     VALUE       VALUE     PROCEEDS      VALUE       VALUE     PROCEEDS
 26      752     40,355     9,768    9,768   200,000       63,321      63,321     200,000      65,341      65,341     200,000
 27      752     43,162     9,778    9,778   200,000       70,518      70,518     200,000      72,902      72,902     200,000
 28      752     46,109     9,695    9,695   200,000       78,452      78,452     200,000      81,259      81,259     200,000
 29      752     49,204     9,499    9,499   200,000       87,201      87,201     200,000      90,500      90,500     200,000
 30      752     52,454     9,167    9,167   200,000       96,852      96,852     200,000     100,726     100,726     200,000
 31      752     55,866     8,675    8,675   200,000      107,511     107,511     200,000     112,045     112,045     200,000
 32      752     59,449     8,000    8,000   200,000      119,300     119,300     200,000     124,593     124,593     200,000
 33      752     63,211     7,113    7,113   200,000      132,364     132,364     200,000     138,512     138,512     200,000
 34      752     67,161     5,984    5,984   200,000      146,872     146,872     200,000     153,977     153,977     200,000
 35      752     71,309     4,569    4,569   200,000      163,025     163,025     200,000     171,179     171,179     200,000
 36      752     75,664     2,809    2,809   200,000      181,046     181,046     208,203     190,289     190,289     218,832
 37      752     80,236       622      622   200,000      201,035     201,035     227,170     211,463     211,463     238,953
 38      752     85,038    LAPSED   LAPSED    LAPSED      223,156     223,156     247,703     234,925     234,925     260,767
 39      752     90,079                                   247,651     247,651     269,939     260,926     260,926     284,410
 40      752     95,373                                   274,799     274,799     294,035     289,752     289,752     310,035
 41      752     100,931                                  304,931     304,931     320,178     321,726     321,726     337,813
 42      752     106,767                                  338,214     338,214     355,125     357,119     357,119     374,975
 43      752     112,895                                  374,958     374,958     393,705     396,285     396,285     416,100
 44      752     119,329                                  415,497     415,497     436,272     439,612     439,612     461,593
 45      752     126,085                                  460,195     460,195     483,204     487,525     487,525     511,902
 46      752     133,179                                  509,433     509,433     534,904     540,487     540,487     567,511
 47      752     140,627                                  563,616     563,616     591,797     599,003     599,003     628,953
 48      752     148,448                                  623,168     623,168     654,327     663,624     663,624     696,805
 49      752     156,660                                  688,532     688,532     722,959     734,917     734,917     771,663
 50      752     165,282                                  760,174     760,174     798,182     813,493     813,493     854,168

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 35 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 35 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $751.91-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                                 GUARANTEED CHARGES                                  CURRENT CHARGES
                           --------------------------------------------------------------   ---------------------------------
END              PREMIUM       0.00% (-.75% NET)               12.00% (11.25% NET)                 12.00% (11.25% NET)
 OF    PREMIUM   ACCUM'D    CASH     FUND     DEATH       CASH        FUND        DEATH       CASH        FUND        DEATH
YEAR   OUTLAY     AT 5%    VALUE    VALUE    PROCEEDS     VALUE       VALUE     PROCEEDS      VALUE       VALUE     PROCEEDS
 51      752     174,336                                  838,582     838,582     880,511     900,025     900,025     945,027
 52      752     183,842                                  924,272     924,272     970,485     995,200     995,200   1,044,960
 53      752     193,824                                1,017,777   1,017,777   1,068,666   1,099,744   1,099,744   1,154,731
 54      752     204,305                                1,119,652   1,119,652   1,175,635   1,214,374   1,214,374   1,275,092
 55      752     215,309                                1,230,455   1,230,455   1,291,978   1,339,849   1,339,849   1,406,841
 56      752     226,864                                1,350,734   1,350,734   1,418,270   1,476,940   1,476,940   1,550,787
 57      752     238,997                                1,484,677   1,484,677   1,544,065   1,628,917   1,628,917   1,694,074
 58      752     251,737                                1,634,684   1,634,684   1,683,724   1,798,125   1,798,125   1,852,069
 59      752     265,113                                1,803,765   1,803,765   1,839,840   1,987,683   1,987,683   2,027,437
 60      752     279,158                                1,995,876   1,995,876   2,015,834   2,201,195   2,201,195   2,223,207
 61      752     293,905                                2,207,418   2,207,418   2,229,492   2,437,203   2,437,203   2,461,575
 62      752     309,390                                2,439,451   2,439,451   2,463,846   2,697,915   2,697,915   2,724,894
 63      752     325,649                                2,691,617   2,691,617   2,718,533   2,985,983   2,985,983   3,015,843
 64      752     342,721                                2,965,892   2,965,892   2,995,551   3,304,205   3,304,205   3,337,247
 65      752     360,647                                3,268,046   3,268,046   3,300,726   3,655,673   3,655,673   3,692,230

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 35 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 35 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $751.91-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*          GUARANTEED CHARGES**           CURRENT CHARGES***
                    --------------------------   ---------------------------   ---------------------------
                        0.00% (-.75% NET)             0.00% (-.75% NET)             0.00% (-.75% NET)
 POLICY   PREMIUM    CASH     FUND     DEATH      CASH     FUND      DEATH      CASH     FUND      DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS    VALUE    VALUE    PROCEEDS
   1       2,305         0    1,634   200,000         0    1,634     200,000        0    1,634     200,000
   5       2,305     6,286    7,669   200,000     6,286    7,669     200,000    6,585    7,969     200,000
   10      2,305    13,364   13,594   200,000    13,364   13,594     200,000   15,100   15,330     200,000
   20      2,305    13,343   13,343   200,000    13,343   13,343     200,000   28,269   28,269     200,000
@ Age 70   2,305    17,750   17,750   200,000    17,750   17,750     200,000   23,530   23,530     200,000
@ Age 85   2,305    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED      LAPSED    4,225    4,225     200,000
@ Age 90  LAPSED    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED      LAPSED   LAPSED   LAPSED      LAPSED

* Policy lapses in policy year 24 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 24 based on guaranteed charges and a gross investment return of 0.00%.
*** Policy lapses in policy year 31 based on current charges and a gross investment return of 0.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                                ------------------------------------------------------
                                Signature of Representative

                                -------------------------
                                Date

Age 55 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 55 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $2,305.37-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                            GUARANTEED CHARGES                          CURRENT CHARGES
                           -----------------------------------------------------   -------------------------
END              PREMIUM       0.00% (-.75% NET)           0.00% (-.75% NET)           0.00% (-.75% NET)
 OF    PREMIUM   ACCUM'D    CASH    FUND     DEATH      CASH    FUND     DEATH      CASH    FUND     DEATH
YEAR   OUTLAY     AT 5%    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS
  1    2,305      2,421         0   1,634    200,000        0   1,634    200,000        0   1,634    200,000
  2    2,305      4,962     1,142   3,216    200,000    1,142   3,216    200,000    1,174   3,248    200,000
  3    2,305      7,631     2,909   4,753    200,000    2,909   4,753    200,000    2,999   4,843    200,000
  4    2,305     10,433     4,626   6,239    200,000    4,626   6,239    200,000    4,803   6,417    200,000
  5    2,305     13,376     6,286   7,669    200,000    6,286   7,669    200,000    6,585   7,969    200,000
  6    2,305     16,465     7,881   9,034    200,000    7,881   9,034    200,000    8,344   9,497    200,000
  7    2,305     19,709     9,402  10,324    200,000    9,402  10,324    200,000   10,078  11,000    200,000
  8    2,305     23,115    10,834  11,526    200,000   10,834  11,526    200,000   11,784  12,475    200,000
  9    2,305     26,691    12,162  12,623    200,000   12,162  12,623    200,000   13,459  13,920    200,000
 10    2,305     30,447    13,364  13,594    200,000   13,364  13,594    200,000   15,100  15,330    200,000
 11    2,305     34,389    14,822  14,822    200,000   14,822  14,822    200,000   17,100  17,100    200,000
 12    2,305     38,530    15,878  15,878    200,000   15,878  15,878    200,000   18,818  18,818    200,000
 13    2,305     42,877    16,737  16,737    200,000   16,737  16,737    200,000   20,476  20,476    200,000
 14    2,305     47,441    17,373  17,373    200,000   17,373  17,373    200,000   22,052  22,052    200,000
 15    2,305     52,234    17,750  17,750    200,000   17,750  17,750    200,000   23,530  23,530    200,000
 16    2,305     57,266    17,817  17,817    200,000   17,817  17,817    200,000   24,860  24,860    200,000
 17    2,305     62,550    17,509  17,509    200,000   17,509  17,509    200,000   26,019  26,019    200,000
 18    2,305     68,098    16,736  16,736    200,000   16,736  16,736    200,000   26,973  26,973    200,000
 19    2,305     73,924    15,389  15,389    200,000   15,389  15,389    200,000   27,731  27,731    200,000
 20    2,305     80,041    13,343  13,343    200,000   13,343  13,343    200,000   28,269  28,269    200,000
 21    2,305     86,463    10,455  10,455    200,000   10,455  10,455    200,000   28,562  28,562    200,000
 22    2,305     93,207     6,567   6,567    200,000    6,567   6,567    200,000   28,523  28,523    200,000
 23    2,305     100,288    1,495   1,495    200,000    1,495   1,495    200,000   28,086  28,086    200,000
 24    2,305     107,723   LAPSED  LAPSED     LAPSED   LAPSED  LAPSED     LAPSED   27,168  27,168    200,000
 25    2,305     115,530                                                           25,674  25,674    200,000

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 55 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 55 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $2,305.37-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                            GUARANTEED CHARGES                          CURRENT CHARGES
                           -----------------------------------------------------   -------------------------
END              PREMIUM       0.00% (-.75% NET)           0.00% (-.75% NET)           0.00% (-.75% NET)
 OF    PREMIUM   ACCUM'D    CASH    FUND     DEATH      CASH    FUND     DEATH      CASH    FUND     DEATH
YEAR   OUTLAY     AT 5%    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS
 26    2,305     123,727                                                           23,490  23,490    200,000
 27    2,305     132,334                                                           20,485  20,485    200,000
 28    2,305     141,371                                                           16,504  16,504    200,000
 29    2,305     150,861                                                           11,212  11,212    200,000
 30    2,305     160,824                                                            4,225   4,225    200,000
 31    2,305     171,286                                                           LAPSED  LAPSED     LAPSED

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 55 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 55 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $2,305.37-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*          GUARANTEED CHARGES**          CURRENT CHARGES***
                    --------------------------   --------------------------   --------------------------
                        0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
 POLICY   PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
   1       2,305         0    1,634   200,000         0    1,745   200,000         0    1,745   200,000
   5       2,305     6,286    7,669   200,000     7,882    9,265   200,000     8,208    9,592   200,000
   10      2,305    13,364   13,594   200,000    19,314   19,545   200,000    21,338   21,568   200,000
   20      2,305    13,343   13,343   200,000    37,968   37,968   200,000    56,620   56,620   200,000
@ Age 70   2,305    17,750   17,750   200,000    31,265   31,265   200,000    38,300   38,300   200,000
@ Age 85   2,305    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED    83,867   83,867   200,000
@ Age 90   2,305    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED    63,619   63,619   200,000

* Policy lapses in policy year 24 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 28 based on guaranteed charges and a gross investment return of 6.00%.
*** Policy lapses in policy year 39 based on current charges and a gross investment return of 6.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                                ------------------------------------------------------
                                Signature of Representative

                                -------------------------
                                Date

Age 55 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 55 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $2,305.37-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                             GUARANTEED CHARGES                           CURRENT CHARGES
                           -------------------------------------------------------   --------------------------
END              PREMIUM       0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
 OF    PREMIUM   ACCUM'D    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY     AT 5%    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
  1     2,305     2,421         0    1,634   200,000         0    1,745   200,000         0    1,745   200,000
  2     2,305     4,962     1,142    3,216   200,000     1,465    3,540   200,000     1,498    3,573   200,000
  3     2,305     7,631     2,909    4,753   200,000     3,549    5,394   200,000     3,644    5,488   200,000
  4     2,305    10,433     4,626    6,239   200,000     5,689    7,303   200,000     5,879    7,493   200,000
  5     2,305    13,376     6,286    7,669   200,000     7,882    9,265   200,000     8,208    9,592   200,000
  6     2,305    16,465     7,881    9,034   200,000    10,120   11,273   200,000    10,633   11,786   200,000
  7     2,305    19,709     9,402   10,324   200,000    12,397   13,319   200,000    13,157   14,079   200,000
  8     2,305    23,115    10,834   11,526   200,000    14,699   15,391   200,000    15,781   16,472   200,000
  9     2,305    26,691    12,162   12,623   200,000    17,011   17,472   200,000    18,507   18,968   200,000
 10     2,305    30,447    13,364   13,594   200,000    19,314   19,545   200,000    21,338   21,568   200,000
 11     2,305    34,389    14,822   14,822   200,000    22,004   22,004   200,000    24,686   24,686   200,000
 12     2,305    38,530    15,878   15,878   200,000    24,432   24,432   200,000    27,923   27,923   200,000
 13     2,305    42,877    16,737   16,737   200,000    26,804   26,804   200,000    31,281   31,281   200,000
 14     2,305    47,441    17,373   17,373   200,000    29,094   29,094   200,000    34,743   34,743   200,000
 15     2,305    52,234    17,750   17,750   200,000    31,265   31,265   200,000    38,300   38,300   200,000
 16     2,305    57,266    17,817   17,817   200,000    33,268   33,268   200,000    41,911   41,911   200,000
 17     2,305    62,550    17,509   17,509   200,000    35,037   35,037   200,000    45,561   45,561   200,000
 18     2,305    68,098    16,736   16,736   200,000    36,485   36,485   200,000    49,224   49,224   200,000
 19     2,305    73,924    15,389   15,389   200,000    37,503   37,503   200,000    52,915   52,915   200,000
 20     2,305    80,041    13,343   13,343   200,000    37,968   37,968   200,000    56,620   56,620   200,000
 21     2,305    86,463    10,455   10,455   200,000    37,736   37,736   200,000    60,328   60,328   200,000
 22     2,305    93,207     6,567    6,567   200,000    36,649   36,649   200,000    63,976   63,976   200,000
 23     2,305    100,288    1,495    1,495   200,000    34,515   34,515   200,000    67,520   67,520   200,000
 24     2,305    107,723   LAPSED   LAPSED    LAPSED    31,096   31,096   200,000    70,910   70,910   200,000
 25     2,305    115,530                                26,073   26,073   200,000    74,089   74,089   200,000

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 55 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 55 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $2,305.37-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                             GUARANTEED CHARGES                           CURRENT CHARGES
                           -------------------------------------------------------   --------------------------
END              PREMIUM       0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
 OF    PREMIUM   ACCUM'D    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY     AT 5%    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
 26     2,305    123,727                                19,003   19,003   200,000    76,992   76,992   200,000
 27     2,305    132,334                                 9,270    9,270   200,000    79,547   79,547   200,000
 28     2,305    141,371                                LAPSED   LAPSED    LAPSED    81,647   81,647   200,000
 29     2,305    150,861                                                             83,183   83,183   200,000
 30     2,305    160,824                                                             83,867   83,867   200,000
 31     2,305    171,286                                                             83,537   83,537   200,000
 32     2,305    182,271                                                             81,870   81,870   200,000
 33     2,305    193,805                                                             78,458   78,458   200,000
 34     2,305    205,916                                                             72,651   72,651   200,000
 35     2,305    218,633                                                             63,619   63,619   200,000
 36     2,305    231,985                                                             50,164   50,164   200,000
 37     2,305    246,005                                                             30,482   30,482   200,000
 38     2,305    260,726                                                              1,804    1,804   200,000
 39     2,305    276,183                                                             LAPSED   LAPSED    LAPSED

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 55 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 55 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $2,305.37-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*           GUARANTEED CHARGES**            CURRENT CHARGES***
                    --------------------------   ----------------------------   ----------------------------
                        0.00% (-.75% NET)            12.00% (11.25% NET)            12.00% (11.25% NET)
 POLICY   PREMIUM    CASH     FUND     DEATH      CASH      FUND      DEATH      CASH      FUND      DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS    VALUE     VALUE    PROCEEDS    VALUE     VALUE    PROCEEDS
   1       2,305         0    1,634   200,000          0     1,855   200,000          0     1,855   200,000
   5       2,305     6,286    7,669   200,000      9,757    11,140   200,000     10,113    11,496   200,000
   10      2,305    13,364   13,594   200,000     27,938    28,169   200,000     30,303    30,533   200,000
   20      2,305    13,343   13,343   200,000     95,873    95,873   200,000    118,811   118,811   200,000
@ Age 70   2,305    17,750   17,750   200,000     55,748    55,748   200,000     64,339    64,339   200,000
@ Age 85   2,305    LAPSED   LAPSED    LAPSED    269,847   269,847   283,339    363,140   363,140   381,297
@ Age 90   2,305    LAPSED   LAPSED    LAPSED    449,303   449,303   471,768    610,796   610,796   641,336

* Policy lapses in policy year 24 based on guaranteed charges and a gross investment return of 0.00%.
** Policy continues to age 100 based on guaranteed charges and a gross investment return of 12.00%.
*** Policy continues to age 100 based on current charges and a gross investment return of 12.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

                                ------------------------------------------------------
                                Signature of Applicant or Policyowner

                                -------------------------
                                Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                                ------------------------------------------------------
                                Signature of Representative

                                -------------------------
                                Date

Age 55 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 55 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $2,305.37-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                                    GUARANTEED CHARGES
                           ---------------------------------------------------------------------
END              PREMIUM           0.00% (-.75% NET)                  12.00% (11.25% NET)
 OF    PREMIUM   ACCUM'D     CASH        FUND        DEATH       CASH        FUND        DEATH
YEAR   OUTLAY     AT 5%      VALUE       VALUE     PROCEEDS      VALUE       VALUE     PROCEEDS
  1     2,305     2,421            0       1,634     200,000           0       1,855     200,000
  2     2,305     4,962        1,142       3,216     200,000       1,802       3,877     200,000
  3     2,305     7,631        2,909       4,753     200,000       4,244       6,088     200,000
  4     2,305    10,433        4,626       6,239     200,000       6,890       8,504     200,000
  5     2,305    13,376        6,286       7,669     200,000       9,757      11,140     200,000
  6     2,305    16,465        7,881       9,034     200,000      12,861      14,013     200,000
  7     2,305    19,709        9,402      10,324     200,000      16,217      17,139     200,000
  8     2,305    23,115       10,834      11,526     200,000      19,839      20,531     200,000
  9     2,305    26,691       12,162      12,623     200,000      23,742      24,203     200,000
 10     2,305    30,447       13,364      13,594     200,000      27,938      28,169     200,000
 11     2,305    34,389       14,822      14,822     200,000      32,876      32,876     200,000
 12     2,305    38,530       15,878      15,878     200,000      37,958      37,958     200,000
 13     2,305    42,877       16,737      16,737     200,000      43,443      43,443     200,000
 14     2,305    47,441       17,373      17,373     200,000      49,362      49,362     200,000
 15     2,305    52,234       17,750      17,750     200,000      55,748      55,748     200,000
 16     2,305    57,266       17,817      17,817     200,000      62,632      62,632     200,000
 17     2,305    62,550       17,509      17,509     200,000      70,047      70,047     200,000
 18     2,305    68,098       16,736      16,736     200,000      78,027      78,027     200,000
 19     2,305    73,924       15,389      15,389     200,000      86,614      86,614     200,000
 20     2,305    80,041       13,343      13,343     200,000      95,873      95,873     200,000
 21     2,305    86,463       10,455      10,455     200,000     105,903     105,903     200,000
 22     2,305    93,207        6,567       6,567     200,000     116,842     116,842     200,000
 23     2,305    100,288       1,495       1,495     200,000     128,887     128,887     200,000
 24     2,305    107,723      LAPSED      LAPSED      LAPSED     142,302     142,302     200,000
 25     2,305    115,530                                         157,441     157,441     200,000

               CURRENT CHARGES
      ---------------------------------
END          12.00% (11.25% NET)
 OF     CASH        FUND        DEATH
YEAR    VALUE       VALUE     PROCEEDS
  1           0       1,855     200,000
  2       1,836       3,911     200,000
  3       4,343       6,187     200,000
  4       7,093       8,707     200,000
  5      10,113      11,496     200,000
  6      13,429      14,582     200,000
  7      17,071      17,993     200,000
  8      21,073      21,764     200,000
  9      25,470      25,931     200,000
 10      30,303      30,533     200,000
 11      36,043      36,043     200,000
 12      42,121      42,121     200,000
 13      48,828      48,828     200,000
 14      56,212      56,212     200,000
 15      64,339      64,339     200,000
 16      73,259      73,259     200,000
 17      83,055      83,055     200,000
 18      93,818      93,818     200,000
 19     105,690     105,690     200,000
 20     118,811     118,811     200,000
 21     133,348     133,348     200,000
 22     149,483     149,483     200,000
 23     167,456     167,456     200,000
 24     187,572     187,572     200,000
 25     210,048     210,048     220,550

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 55 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 55 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $2,305.37-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                                    GUARANTEED CHARGES
                           ---------------------------------------------------------------------
END              PREMIUM           0.00% (-.75% NET)                  12.00% (11.25% NET)
 OF    PREMIUM   ACCUM'D     CASH        FUND        DEATH       CASH        FUND        DEATH
YEAR   OUTLAY     AT 5%      VALUE       VALUE     PROCEEDS      VALUE       VALUE     PROCEEDS
 26     2,305    123,727                                         174,786     174,786     200,000
 27     2,305    132,334                                         194,991     194,991     204,740
 28     2,305    141,371                                         217,658     217,658     228,541
 29     2,305    150,861                                         242,550     242,550     254,678
 30     2,305    160,824                                         269,847     269,847     283,339
 31     2,305    171,286                                         299,736     299,736     314,723
 32     2,305    182,271                                         332,418     332,418     349,038
 33     2,305    193,805                                         368,096     368,096     386,501
 34     2,305    205,916                                         406,986     406,986     427,336
 35     2,305    218,633                                         449,303     449,303     471,768
 36     2,305    231,985                                         495,259     495,259     520,022
 37     2,305    246,005                                         546,403     546,403     568,259
 38     2,305    260,726                                         603,639     603,639     621,749
 39     2,305    276,183                                         668,106     668,106     681,468
 40     2,305    292,412                                         741,295     741,295     748,708
 41     2,305    309,454                                         821,896     821,896     830,114
 42     2,305    327,347                                         910,317     910,317     919,421
 43     2,305    346,135                                       1,006,441   1,006,441   1,016,506
 44     2,305    365,862                                       1,111,017   1,111,017   1,122,127
 45     2,305    386,576                                       1,226,223   1,226,223   1,238,485

               CURRENT CHARGES
      ---------------------------------
END          12.00% (11.25% NET)
 OF     CASH        FUND        DEATH
YEAR    VALUE       VALUE     PROCEEDS
 26     234,902     234,902     246,647
 27     262,373     262,373     275,491
 28     292,719     292,719     307,355
 29     326,211     326,211     342,522
 30     363,140     363,140     381,297
 31     403,822     403,822     424,013
 32     448,585     448,585     471,014
 33     497,771     497,771     522,660
 34     551,722     551,722     579,308
 35     610,796     610,796     641,336
 36     675,360     675,360     709,128
 37     746,901     746,901     776,777
 38     826,512     826,512     851,307
 39     915,645     915,645     933,958
 40   1,015,985   1,015,985   1,026,145
 41   1,126,899   1,126,899   1,138,168
 42   1,249,425   1,249,425   1,261,919
 43   1,384,810   1,384,810   1,398,658
 44   1,534,369   1,534,369   1,549,712
 45   1,699,554   1,699,554   1,716,549

This is an illustration, not a policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, MONY Series Fund, Inc. or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 55 Male Non-Smoker Preferred                         Prepared On: 09/11/1998
Age 55 Female Non-Smoker Preferred                              Version 98.09.01
Specified Amount: $200,000-Death Benefit Option: Specified Amount for Option
1                                                                   Form # B1-98
Initial Modal Premium: $2,305.37-Premium Mode: Annual-Riders: None

The complete registration statement and other filed documents for MONY America Variable Account L can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may get information on the operation of the public reference room by calling the Securities and Exchange Commission at 1-800-SEC-0330. The registration statement and other filed documents for MONY America Variable Account L are available on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may get copies of this information by paying a duplicating fee, and writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

                                                                   Bulk Rate
                                                                 U.S. Postage
                                                                    P A I D
                                                                Permit No. 8048
                                                                   New York,
                                                                   New York

MONY Life Insurance Company of America
Administrative Offices
1740 Broadway, New York, NY 10019

[THE MONY GROUP LOGO]
                                 MONY Life Insurance Company of America and MONY
                            Securities Corporation are members of The MONY Group
--------------------------------------------------------------------------------
                                                          Form No. 14430 SL 5/99